Exhibit 10.1

                                                    [CONFORMED COPY AS EXECUTED]

================================================================================

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                      among

                       ENDURANCE SPECIALTY HOLDINGS LTD.,

                    VARIOUS DESIGNATED SUBSIDIARY BORROWERS,

                          VARIOUS LENDING INSTITUTIONS,

                                       and

                              JPMORGAN CHASE BANK,
                             as ADMINISTRATIVE AGENT

                                   ----------

                           Dated as of August 13, 2002
                         and amended and restated as of
                                 August 8, 2003

                                   ----------

                                  $500,000,000

================================================================================

                          J.P. MORGAN SECURITIES INC.,

                                       and

                         BANC ONE CAPITAL MARKETS, INC.,

            as ADVISORS, JOINT LEAD ARRANGERS AND JOINT BOOKRUNNERS,

                              THE BANK OF NEW YORK,
                      as CO-ARRANGER AND SYNDICATION AGENT,

                                       and

                               BARCLAYS BANK PLC,
                             as DOCUMENTATION AGENT

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                                TABLE OF CONTENTS

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SECTION 1. Amount and Terms of Credit ........................................       1

     1.01 Tranche 1 Commitments ..........................Error! Bookmark not defined.
     1.02 Minimum Amount of Each Borrowing; Maximum Number of Borrowings .....       3
     1.03 Notice of Borrowing ................................................       3
     1.04 Disbursement of Funds ..............................................       3
     1.05 Notes ..............................................................       4
     1.06 Conversions ........................................................       5
     1.07 Pro Rata Borrowings ................................................       6
     1.08 Interest ...........................................................       6
     1.09 Interest Periods ...................................................       7
     1.10 Increased Costs, Illegality, etc ...................................       8
     1.11 Compensation .......................................................      10
     1.12 Change of Lending Office ...........................................      10
     1.13 Replacement of Lenders .............................................      11
     1.14 Designated Subsidiary Borrowers ....................................      12
     1.15 Additional Tranche 1 Commitments ...................................      13
     1.16 Existing Revolving Loans ...........................................      15

SECTION 2. A. Tranche 1 Letters of Credit ....................................      15

     2A.01 Tranche 1 Letters of Credit .......................................      15
     2A.02 Tranche 1 Letter of Credit Requests ...............................      17
     2A.03 Agreement to Repay Tranche 1 Letter of Credit Drawings ............      18
     2A.04 Increased Costs ...................................................      18
     2A.05 Tranche 1 Letter of Credit Expiration Extensions ..................      19
     2A.06 Changes to Stated Amount ..........................................      19
     2A.07 Representations and Warranties of Tranche 1 Lenders ...............      20
     2A.08 Existing Tranche 1 Letters of Credit ..............................      20

SECTION 2B Tranche 2 Letters of Credit .......................................      22

     2B.01 Tranche 2 Letters of Credit .......................................      22
     2B.02 Tranche 2 Letter of Credit Requests ...............................      24
     2B.03 Agreement to Repay Tranche 2 Letter of Credit Drawings ............      25
     2B.04 Increased Costs ...................................................      25
     2B.05 Tranche 2 Letter of Credit Expiration Extensions ..................      26
     2B.06 Changes to Stated Amount ..........................................      26
     2B.07 Representations and Warranties of Tranche 2 Lenders ...............      26
     2B.08 Existing Tranche 2 Letters of Credit ..............................      26

SECTION 3. Fees; Commitments .................................................      29

     3.01 Fees ...............................................................      29
     3.02 Voluntary Reduction of Commitments .................................      31
     3.03 Mandatory Reduction of Commitments .................................      32

SECTION 4. Payments ..........................................................      32

     4.01 Voluntary Prepayments ..............................................      32
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     4.02 Mandatory Repayments ...............................................      33
     4.03 Method and Place of Payment ........................................      34
     4.04 Net Payments .......................................................      34

SECTION 5. Conditions Precedent ..............................................      36

     5.01 Conditions Precedent to the Restatement Effective Date .............      36
     5.02 Conditions Precedent to All Loans and Letters of Credit ............      38

SECTION 6. Representations, Warranties and Agreements ........................      39

     6.01 Corporate Status ...................................................      39
     6.02 Corporate Power and Authority ......................................      40
     6.03 No Contravention of Laws, Agreements or Organizational Documents ...      40
     6.04 Litigation and Contingent Liabilities ..............................      40
     6.05 Use of Proceeds; Margin Regulations ................................      40
     6.06 Approvals ..........................................................      41
     6.07 Investment Company Act .............................................      41
     6.08 Public Utility Holding Company Act .................................      41
     6.09 True and Complete Disclosure; Projections and Assumptions ..........      41
     6.10 Financial Condition; Financial Statements ..........................      41
     6.11 Tax Returns and Payments ...........................................      42
     6.12 Compliance with ERISA ..............................................      42
     6.13 Subsidiaries .......................................................      42
     6.14 Capitalization .....................................................      43
     6.15 Indebtedness .......................................................      43
     6.16 Compliance with Statutes, etc ......................................      43
     6.17 Insurance Licenses .................................................      43
     6.18 Reinsurance Agreements .............................................      44
     6.19 The Transaction ....................................................      44

SECTION 7. Affirmative Covenants .............................................      44

     7.01 Information Covenants ..............................................      44
     7.02 Books, Records and Inspections .....................................      46
     7.03 Insurance ..........................................................      46
     7.04 Payment of Taxes ...................................................      47
     7.05 Maintenance of Existence ...........................................      47
     7.06 Compliance with Statutes, etc ......................................      47
     7.07 ERISA ..............................................................      47
     7.08 Maintenance of Property ............................................      48
     7.09 Maintenance of Licenses and Permits ................................      48
     7.10 Claims Paying Ratings ..............................................      48
     7.11 End of Fiscal Years; Fiscal Quarters ...............................      48

SECTION 8. Negative Covenants ................................................      49

     8.01 Changes in Business ................................................      49
     8.02 Consolidations, Mergers, Sales of Assets and Acquisitions ..........      49
     8.03 Liens ..............................................................      50
     8.04 Indebtedness .......................................................      50
     8.05 Issuance of Stock ..................................................      51
     8.06 Dissolution ........................................................      51
     8.07 Restricted Payments ................................................      51
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     8.08 Transactions with Affiliates .......................................      51
     8.09 Maximum Leverage Ratio .............................................      51
     8.10 Minimum Consolidated Tangible Net Worth ............................      51
     8.11 Unencumbered Liquid Assets .........................................      51
     8.12 Private Act ........................................................      52

SECTION 9. Events of Default .................................................      52

     9.01 Payments ...........................................................      52
     9.02 Representations, etc ...............................................      52
     9.03 Covenants ..........................................................      52
     9.04 Default Under Other Agreements .....................................      52
     9.05 Bankruptcy, etc ....................................................      53
     9.06 ERISA ..............................................................      53
     9.07 Judgments ..........................................................      54
     9.08 Insurance Licenses .................................................      54
     9.09 Parent Borrower Guaranty ...........................................      54
     9.10 Ownership ..........................................................      54

SECTION 10. Definitions ......................................................      55


SECTION 11. The Administrative Agent .........................................      72

     11.01 Appointment .......................................................      72
     11.02 Delegation of Duties ..............................................      73
     11.03 Exculpatory Provisions ............................................      73
     11.04 Reliance by Administrative Agent ..................................      73
     11.05 Notice of Default .................................................      74
     11.06 Non-Reliance ......................................................      74
     11.07 Indemnification ...................................................      74
     11.08 The Administrative Agent in its Individual Capacity ...............      75
     11.09 Successor Administrative Agent ....................................      75

SECTION 12. Miscellaneous ....................................................      75

     12.01 Payment of Expenses, etc ..........................................      75
     12.02 Right of Setoff ...................................................      76
     12.03 Notices ...........................................................      77
     12.04 Benefit of Agreement ..............................................      77
     12.05 No Waiver; Remedies Cumulative ....................................      79
     12.06 Payments Pro Rata .................................................      79
     12.07 Calculations; Computations ........................................      79
     12.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE ..................      80
     12.09 Counterparts ......................................................      81
     12.10 Headings Descriptive ..............................................      81
     12.11 Amendment or Waiver ...............................................      81
     12.12 Survival ..........................................................      82
     12.13 Domicile of Loans .................................................      82
     12.14 Confidentiality ...................................................      82
     12.15 WAIVER OF JURY TRIAL ..............................................      83
     12.16 Register ..........................................................      83

SECTION 13. Parent Borrower Guaranty .........................................      84
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                                      iii
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     13.01 The Guaranty ......................................................      84
     13.02 Bankruptcy ........................................................      84
     13.03 Nature of Liability ...............................................      84
     13.04 Independent Obligation ............................................      85
     13.05 Authorization .....................................................      85
     13.06 Reliance ..........................................................      86
     13.07 Subordination .....................................................      86
     13.08 Waiver ............................................................      86
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ANNEX I        List of Lenders and Commitments
ANNEX II       Lender Addresses
ANNEX III      Subsidiaries
ANNEX IV       Capitalization
ANNEX V        Indebtedness
ANNEX VI       [Intentionally Deleted]
ANNEX VII      Liens
ANNEX VIII     Existing Tranche 1 Letters of Credit
ANNEX IX       Existing Tranche 2 Letters of Credit

EXHIBIT A      Form of Notice of Borrowing
EXHIBIT B-1    Form of Tranche 1 Note
EXHIBIT B-2    Form of Tranche 3 Note
EXHIBIT C-1    Form of Tranche 1 Letter of Credit Request
EXHIBIT C-2    Form of Tranche 2 Letter of Credit Request
EXHIBIT D      Form of Section 4.04(b)(ii) Certificate
EXHIBIT E-1    Form of Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
EXHIBIT E-2    Form of Opinion of Appleby, Spurling & Kempe
EXHIBIT F      Form of Officers' Certificate
EXHIBIT G      Form of Assignment Agreement
EXHIBIT H      Form of DSB Assumption Agreement
EXHIBIT I-1    Form of Opinion of Counsel to an additional Designated
               Subsidiary Borrower Located in the United States
EXHIBIT I-2    Form of Opinion of Counsel to an additional Designated Subsidiary
               Borrower Located in Bermuda
EXHIBIT J      Form of Additional Tranche 1 Commitment Agreement

            AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 13, 2002 and amended and restated as of August 8, 2003, among ENDURANCE SPECIALTY HOLDINGS LTD., a company organized under the laws of Bermuda (the "Parent Borrower"), the Designated Subsidiary Borrowers (as hereinafter defined) from time to time party hereto, the lending institutions listed from time to time on Annex I hereto (each a "Lender" and, collectively, the "Lenders"), and JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in
Section 10 are used herein as so defined.

                              W I T N E S S E T H :

            WHEREAS, the Borrowers, the Original Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of August 13, 2002 (as amended, modified or supplemented to, but not including, the Restatement Effective Date, the "Original Credit Agreement"); and

            WHEREAS, the Borrowers have requested that the Original Credit Agreement be amended and restated and the Lenders and the Administrative Agent are willing to amend and restate the same upon the terms and conditions set forth herein;

            NOW, THEREFORE, the parties have to agree that the Original Credit Agreement shall be and hereby is amended and restated in its entirety as follows:

            SECTION 1. Amount and Terms of Credit.

            1.01 Revolving Loans and Term Loans. (a) Subject to and upon the terms and conditions set forth herein (including, on and after the initial Additional Tranche 1 Commitment Date, Section 1.15), each Tranche 1 Lender severally agrees, at any time and from time to time after the Restatement Effective Date and prior to the Commitment Expiration Date, to make a loan or loans (each, a "Tranche 1 Revolving Loan" and, collectively, the "Tranche 1 Revolving Loans") to the Parent Borrower, which Tranche 1 Revolving Loans (i) shall be denominated in Dollars, (ii) shall, at the option of the Parent Borrower, be incurred and maintained as and/or converted into Base Rate Loans or Eurodollar Loans, provided that, except as otherwise specifically provided in
Section 1.10(b), all Tranche 1 Revolving Loans comprising the same Borrowing shall at all times be of the same Type, (iii) may be repaid and reborrowed at any time in accordance with the provisions hereof, (iv) shall not exceed for any Tranche 1 Lender at any time outstanding that aggregate principal amount which, when added to such Tranche 1 Lender's Tranche 1 Percentage of the aggregate amount of all Tranche 1 Letter of Credit Outstandings (exclusive of Tranche 1 Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Tranche 1 Revolving Loans) at such time, equals the Tranche 1 Commitment of such Tranche 1 Lender at such time, and (v) shall not exceed at any time outstanding that aggregate principal amount which, when added to all Tranche 1 Letter of Credit Outstandings at such time, equals the Total Tranche 1 Commitment at such time.

            (b) Subject to and upon the terms and conditions set forth herein, each Tranche 3 Lender severally agrees, at any time and from time to time after the Restatement Effective Date and prior to the Commitment Expiration Date, to make a loan or loans (each, a "Tranche 3 Revolving Loan" and, collectively, the "Tranche 3 Revolving Loans") to the Parent Borrower, which Tranche 3 Revolving Loans (i) shall be denominated in Dollars, (ii) shall, at the option of the Parent Borrower, be incurred and maintained as and/or converted into Base Rate Loans or Eurodollar Loans, provided that, except as otherwise specifically provided in Section 1.10(b), all Tranche 3 Revolving Loans comprising the same Borrowing shall at all times be of the same Type, (iii) may be repaid and reborrowed at any time in accordance with the provisions hereof, (iv) shall not exceed for any Tranche 3 Lender at any time outstanding that aggregate principal amount which equals the Tranche 3 Commitment of such Tranche 3 Lender at such time and (v) shall not exceed at any time outstanding that aggregate principal amount which equals the Total Tranche 3 Commitment as such time.

            (c) Subject to and upon the terms and conditions set forth herein, the Parent Borrower and each Tranche 1 Lender which has Tranche 1 Revolving Loans outstanding at such time agree that at 9:00 A.M. (New York time) on the Commitment Expiration Date, the aggregate principal amount of Tranche 1 Revolving Loans owing to such Tranche 1 Lender and outstanding at such time shall (unless such Tranche 1 Revolving Loans have been declared (or have become) due and payable pursuant to this Agreement), upon written notice (or telephonic notice promptly confirmed in writing) by the Parent Borrower to the Administrative Agent requesting such conversion, automatically convert to and thereafter constitute Tranche 1 Term Loans owing to such Tranche 1 Lender hereunder. The Tranche 1 Term Loans of each Tranche 1 Lender (i) shall be made and thereafter maintained in Dollars; (ii) shall, at the option of the Parent Borrower, be Base Rate Loans or Eurodollar Loans, provided that all Tranche 1 Term Loans comprising the same Borrowing shall, unless otherwise specifically provided herein, consist of Tranche 1 Term Loans of the same Type; and (iii) shall not exceed in initial principal amount for such Tranche 1 Lender an amount which equals the total principal amount of Tranche 1 Revolving Loans owed to such Tranche 1 Lender and outstanding at 9:00 A.M. (New York time) on the Commitment Expiration Date. Once repaid, Tranche 1 Term Loans may not be reborrowed.

            (d) Subject to and upon the terms and conditions set forth herein, the Parent Borrower and each Tranche 3 Lender which has Tranche 3 Revolving Loans outstanding at such time agree that at 9:00 A.M. (New York time) on the Commitment Expiration Date, the aggregate principal amount of Tranche 3 Revolving Loans owing to such Tranche 3 Lender and outstanding at such time shall (unless such Tranche 3 Revolving Loans have been declared (or have become) due and payable pursuant to this Agreement), upon written notice (or telephonic notice promptly confirmed in writing) by the Parent Borrower to the Administrative Agent requesting such conversion, automatically convert to and thereafter constitute Tranche 3 Term Loans owing to such Tranche 3 Lender hereunder. The Tranche 3 Term Loans of each Tranche 3 Lender (i) shall be made and thereafter maintained in Dollars; (ii) shall, at the option of the Parent Borrower, be Base Rate Loans or Eurodollar Loans, provided that all Tranche 3 Term Loans comprising the same Borrowing shall, unless otherwise specifically provided herein, consist of Tranche 3 Term Loans of the same Type; and (iii) shall not exceed in initial principal amount for such Tranche 3 Lender an amount which equals the total principal amount of Tranche 3 Revolving Loans owed to such Tranche 3 Lender and outstanding at 9:00 A.M. (New York time) on the Commitment Expiration Date. Once repaid, Tranche 3 Term Loans may not be reborrowed.

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            (e) Notwithstanding anything to the contrary contained in this
Section 1.01 or elsewhere in this Agreement, each incurrence of Revolving Loans shall consist of a Borrowing of Tranche 1 Revolving Loans and a Borrowing of Tranche 3 Revolving Loans, with such Borrowings to be made pro rata on the basis of the Tranche 1 Revolving Percentage and the Tranche 3 Revolving Percentage, in each case in effect at the time of such Borrowings.

            1.02 Minimum Amount of Each Borrowing; Maximum Number of Borrowings. The aggregate principal amount of each Borrowing hereunder shall not be less than $5,000,000. More than one Borrowing may be incurred on any day; provided that at no time shall there be outstanding more than ten Borrowings of Eurodollar Loans in the aggregate for all Tranches.

            1.03 Notice of Borrowing. (a) Whenever the Parent Borrower desires to incur Revolving Loans, it shall give the Administrative Agent at its Notice Office, (x) prior to 11:00 A.M. (New York time), at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Eurodollar Loans or (y) prior to 10:00 A.M. (New York time) on the day of each Borrowing of Base Rate Loans, prior written notice (or telephonic notice promptly confirmed in writing). Each such notice (a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable, and, in the case of a written notice and a confirmation of telephonic notice, shall be in the form of Exhibit A hereto, appropriately completed to specify (i) the aggregate principal amount of the Revolving Loans to be made pursuant to such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day), (iii) whether the respective Borrowings shall consist of Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall promptly give each Lender written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing, of such Lender's proportionate share thereof and of the other matters covered by the Notice of Borrowing.

            (b) Without in any way limiting the obligation of the Parent Borrower to confirm in writing any notice it may give hereunder by telephone, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice, believed by the Administrative Agent in good faith to be from an Authorized Officer of the Parent Borrower. In each such case the Administrative Agent's record of the terms of any such telephonic notice shall be conclusive absent manifest error.

            1.04 Disbursement of Funds. (a) Subject to the terms and conditions herein set forth, no later than 11:00 A.M. (New York time) on the date of each incurrence of Revolving Loans, each Lender with a Commitment of the respective Tranche will make available to the Administrative Agent its pro rata share of each Borrowing requested to be made on such date in the manner provided below.

            (b) Each Lender with a Commitment of the respective Tranche shall make available all amounts it is to fund under any Borrowing in Dollars and immediately available funds to the Administrative Agent at the Payment Office and the Administrative Agent will make available to the Parent Borrower as promptly as practicable by depositing to its account at the Payment Office the aggregate of the amounts so made available in the type of funds received. Unless the Administrative Agent shall have been notified by any Lender prior to the date of any such Borrowing that such Lender does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on the date of such Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Parent Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made available same to the Parent Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Parent Borrower, and the Parent Borrower shall pay such corresponding amount to the Administrative Agent within two Business Days. The Administrative Agent shall also be entitled to recover from the Lender or the Parent Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Parent Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (x) if paid by such Lender, the overnight Federal Funds Effective Rate or (y) if paid by the Parent Borrower, the then applicable rate of interest, calculated in accordance with
Section 1.08(a) or (b), as the case may be, for the respective Revolving Loans.

            (c) Nothing in this Section 1.04 shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Parent Borrower may have against any Lender as a result of any default by such Lender hereunder.

            1.05 Notes. (a) The Parent Borrower's obligation to pay the principal of, and interest on, all of the Loans made to it by each Lender shall be evidenced in the Register maintained by the Administrative Agent pursuant to
Section 12.16 and shall, if requested by such Lender, also be evidenced by (i) in the case of Tranche 1 Revolving Loans and Tranche 1 Term Loans, a promissory note substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, a "Tranche 1 Note" and collectively, the "Tranche 1 Notes") and (ii) in the case of Tranche 3 Revolving Loans and Tranche 3 Term Loans, a promissory note substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each, a "Tranche 3 Note" and collectively, the "Tranche 3 Notes").

            (b) The Tranche 1 Note issued to each Tranche 1 Lender that has requested same shall (i) be executed by the Parent Borrower, (ii) be payable to the order of such Tranche 1 Lender and be dated the Restatement Effective Date (or if issued after the Restatement Effective Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Tranche 1 Commitment of such Tranche 1 Lender and be payable in a principal amount equal to the amount of the Tranche 1 Revolving Loans or Tranche 1 Term Loans, as the case may be, made by such Tranche 1 Lender and which are outstanding from time to time, (iv) mature on (x) in the case of Tranche 1 Revolving Loans which are not elected to be converted by the Parent Borrower pursuant to Section 1.01(b), on the Commitment Expiration Date and (y) in the case of Tranche 1 Term Loans, on the Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents. Upon receipt of an affidavit of an officer of a

Tranche 1 Lender (together with a customary indemnity from such Tranche 1 Lender in form and substance satisfactory to the Parent Borrower) that a Tranche 1 Note has been lost, stolen, destroyed or mutilated, the Parent Borrower will issue a replacement Tranche 1 Note in the same principal amount thereof and otherwise of like tender.

            (c) The Tranche 3 Note issued to each Tranche 3 Lender that has requested same shall (i) be executed by the Parent Borrower, (ii) be payable to the order of such Tranche 3 Lender and be dated the Restatement Effective Date (or if issued after the Restatement Effective Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Tranche 3 Commitment of such Tranche 3 Lender and be payable in a principal amount equal to the amount of the Tranche 3 Revolving Loans or Tranche 3 Term Loans, as the case may be, made by such Tranche 3 Lender and which are outstanding from time to time, (iv) mature on (x) in the case of Tranche 3 Revolving Loans which are not elected to be converted by the Parent Borrower pursuant to Section 1.01(b), on the Commitment Expiration Date and (y) in the case of Tranche 3 Term Loans, on the Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents. Upon receipt of an affidavit of an officer of a Tranche 3 Lender (together with a customary indemnity from such Tranche 3 Lender in form and substance satisfactory to the Parent Borrower) that a Tranche 3 Note has been lost, stolen, destroyed or mutilated, the Parent Borrower will issue a replacement Tranche 3 Note in the same principal amount thereof and otherwise of like tender.

            (d) Each Lender will record on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of its Note endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in any such notation shall not affect the Parent Borrower's obligations in respect of such Loans.

            (e) Notwithstanding anything to the contrary contained above in this
Section 1.05 or elsewhere in this Agreement, Notes shall only be delivered to Lenders which at any time specifically request the delivery of such Notes. No failure of any Lender to request or obtain a Note evidencing its Loans to the Parent Borrower shall affect or in any manner impair the obligations of the Parent Borrower to pay the Loans (and all related Obligations) incurred by the Parent Borrower which would otherwise be evidenced thereby in accordance with the requirements of this Agreement. Any Lender which does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in preceding clause (c). At any time when any Lender requests the delivery of a Note to evidence any of its Loans, the Parent Borrower shall promptly execute and deliver to the respective Lender the requested Note in the appropriate amount or amounts to evidence such Loans.

            1.06 Conversions. The Parent Borrower shall have the option to convert on any Business Day all or a portion at least equal to $1,000,000 of the outstanding principal amount of its Revolving Loans or Term Loans of one Type and Tranche, into a Borrowing or Borrowings of the same Tranche but other Type of Revolving Loans or Term Loans, as the case may be; provided that (i) no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans pursuant to such Borrowing to less than $1,000,000, (ii) Base Rate Loans may not be converted into Eurodollar Loans if any Default or Event of Default is in existence on the date of the conversion if the Administrative Agent or the Required Lenders have previously advised the Parent Borrower that conversions will not be permitted while such Default or Event of Default, as the case may be, remains in existence, (iii) Borrowings of Eurodollar Loans resulting from this Section 1.06 shall be limited in number as provided in Section 1.02, (iv) Eurodollar Loans may only be converted into Base Rate Loans on the last day of the Interest Period applicable thereto, and (v) each such conversion shall be made pro rata among the Revolving Loans or Term Loans, as the case may be, of each Lender of the Type and Tranche being converted. Each such conversion shall be effected by the Parent Borrower by giving the Administrative Agent at its Notice Office, prior to 11:00 A.M. (New York time), at least three Business Days' (or one Business Day's in the case of a conversion into Base Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing) (each a "Notice of Conversion") specifying the Revolving Loans or Term Loans to be so converted, the Type and Tranche of Loans to be converted into and, if to be converted into a Borrowing of Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans.

            1.07 Pro Rata Borrowings. (a) All Borrowings of Revolving Loans under this Agreement shall be incurred by the Parent Borrower from the Lenders pro rata on the basis of their Tranche 1 Commitments or Tranche 3 Commitments as the case may be. It is understood that no Lender shall be responsible for any default by any other Lender in its obligation to make Revolving Loans hereunder and that each Lender shall be obligated to make the Revolving Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder.

            (b) All Borrowings of Term Loans under this Agreement shall be incurred by the Parent Borrower from the Lenders pro rata on the basis of their Tranche 1 Commitments or Tranche 3 Commitments, as the case may be, as in effect immediately prior to the Commitment Expiration Date.

            1.08 Interest. (a) The unpaid principal amount of each Base Rate Loan shall bear interest from the date of the Borrowing thereof until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall at all times be the Applicable Margin then in effect for Base Rate Loans plus the Base Rate in effect from time to time.

            (b) The unpaid principal amount of each Eurodollar Loan shall bear interest from the date of the Borrowing thereof until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurodollar Loan or (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Sections 1.06, 1.09 or 1.10(b), as applicable, at a rate per annum which shall at all times be the Applicable Margin then in effect for Eurodollar Loans plus the relevant Eurodollar Rate for the Interest Period applicable to such Eurodollar Loan.

            (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall be payable on demand and shall bear interest at a rate per annum equal to the Applicable Margin then in effect for Base Rate Loans of the respective Tranche plus the Base Rate in effect from time to time plus 2%, provided that overdue principal in respect of Eurodollar Loans shall bear interest until the end of the Interest Period applicable to such Eurodollar Loans at a rate per annum equal to 2% in excess of the rate otherwise applicable to such Eurodollar Loans.

            (d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on the last Business Day of each calendar quarter, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period of six months, on the date occurring three months after the first day of such Interest Period and (iii) in respect of each Loan, on any conversion or prepayment (on the amount so converted or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

            (e) All computations of interest hereunder shall be made in accordance with Section 12.07(b).

            (f) The Administrative Agent, upon determining the interest rate for any Borrowing of Eurodollar Loans for any Interest Period, shall promptly notify the Parent Borrower and the Lenders thereof.

            1.09 Interest Periods. At the time the Parent Borrower gives a Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto) or prior to 11:00 A.M. (New York time) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Eurodollar Loans, it shall have the right to elect by giving the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of the Interest Period to be applicable to such Borrowing, which Interest Period shall, at the option of the Parent Borrower, be a one, two, three or six month period. Notwithstanding anything to the contrary contained above:

            (i) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

            (ii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

            (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period would otherwise expire on a day which is not a

      Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

            (iv) no Interest Period may be elected if it would extend beyond (x) in the case of Revolving Loans, the Commitment Expiration Date and (y) in the case of Term Loans, the Term Loan Maturity Date; and

            (v) no Interest Period may be selected at any time when a Default or Event of Default is then in existence if the Administrative Agent or the Required Banks have previously advised the Parent Borrower that the selection of Interest Periods will not be permitted while such Default or Event of Default, as the case may be, remains in existence.

If upon the expiration of any Interest Period, the Parent Borrower has failed, or is not permitted, to elect a new Interest Period to be applicable to the respective Borrowing of Eurodollar Loans as provided above, the Parent Borrower shall be deemed to have elected to convert such Borrowing into a Borrowing of Base Rate Loans effective as of the expiration date of such current Interest Period.

            1.10 Increased Costs, Illegality, etc. (a) In the event that (x) in the case of clause (i) below, the Administrative Agent, or (y) in the case of clauses (ii) and (iii) below, any Lender, shall have determined in good faith (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

            (i) on any date for determining the Eurodollar Rate for any Interest Period, that, by reason of any changes arising after the Effective Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

            (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loans (other than any increased cost or reduction in the amount received or receivable resulting from a change in the rate of taxes or similar charges) because of (x) any change since the Effective Date in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (such as, for example, but not limited to, (A) a change in the basis of taxation of payment to any Lender of the principal of, or interest on, the Loans or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or net profits of such Lender pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts owed to such Lender under Section 4.04(a), or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate) and/or (y) other circumstances affecting the interbank Eurodollar market or the position of such Lender in such market; or

            (iii) at any time, that the making or continuance of any Eurodollar Loan has become unlawful by compliance by such Lender in good faith with any change since the Effective Date in any law, governmental rule, regulation, guideline or order, or the interpretation or application thereof, or would conflict with any thereof not having the force of law but with which such Lender customarily complies, or has become impracticable as a result of a contingency occurring after the Effective Date which materially adversely affects the interbank Eurodollar market;

then, and in any such event, such Lender (or the Administrative Agent in the case of clause (i) above) shall (x) on such date and (y) within 10 Business Days of the date on which such event no longer exists give notice (by telephone confirmed in writing) to the Parent Borrower and to the Administrative Agent of such determination and the reason therefor (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Parent Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Parent Borrower with respect to Eurodollar Loans which have not yet been incurred shall be deemed rescinded by the Parent Borrower or, in the case of a Notice of Borrowing, shall, at the option of the Parent Borrower, be deemed converted into a Notice of Borrowing for Base Rate Loans to be made on the date of Borrowing contained in such Notice of Borrowing, (y) in the case of clause
(ii) above, the Parent Borrower shall pay to such Lender, within 10 Business Days following receipt of written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender shall determine in good faith) as shall be required to compensate such Lender for such increased costs or reductions in amounts receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing the basis for the calculation thereof, which basis shall be reasonable and consistently applied, submitted to the Parent Borrower by such Lender shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause (iii) above, the Parent Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

            (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Parent Borrower may (and, in the case of a Eurodollar Loan affected pursuant to Section 1.10(a)(iii), the Parent Borrower shall) either (i) if the affected Eurodollar Loan is then being made pursuant to a Borrowing, by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Parent Borrower was notified by a Lender (or on the next Business Day if the Parent Borrower received such notice after 3:00 p.m. (New York time)) pursuant to Section 1.10(a)(ii) or (iii), cancel said Borrowing, convert the related Notice of Borrowing into one requesting a Borrowing of Base Rate Loans or require the affected Lender to make its requested Loan as a Base Rate Loan, or (ii) if the affected Eurodollar Loan is then outstanding, upon at least one Business Day's notice to the Administrative Agent, require the affected Lender to convert each such affected Eurodollar Loan into a Base Rate Loan, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 1.10(b).

            (c) If any Lender shall have determined in good faith that after the Effective Date the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged by law with the interpretation or administration thereof, or compliance by such Lender or its parent corporation with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, in each case made subsequent to the Effective Date, has or would have the effect of reducing the rate of return on such Lender's or its parent corporation's capital or assets as a consequence of such Lender's commitments or obligations hereunder to a level below that which such Lender or its parent corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's or its parent corporation's policies with respect to capital adequacy), then from time to time, upon demand by such Lender (with a copy to the Administrative Agent), the Parent Borrower agrees to pay such Lender such additional amount or amounts as will compensate such Lender or its parent corporation for such reduction. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Parent Borrower, which notice shall set forth the basis of the calculation of such additional amounts, which basis must be reasonable and consistently applied, although the failure to give any such notice shall not release or diminish the Parent Borrower's obligations to pay additional amounts pursuant to this Section 1.10(c) upon the subsequent receipt of such notice.

            1.11 Compensation. The Parent Borrower agrees to compensate each Lender, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans but excluding any loss of anticipated profit with respect to such Loans) which such Lender may sustain:
(i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Parent Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment, prepayment, assignment or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Parent Borrower; or (iv) as a consequence of (x) any other failure by the Parent Borrower to repay its Loans when required by the terms of this Agreement or (y) an election made pursuant to Section 1.10(b).

            1.12 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii) or Section 4.04 with respect to such Lender, it will, if requested by the Parent Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event; provided that such designation is made on such terms that, in the opinion of such Lender, such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Parent Borrower or the right of any Lender provided in
Section 1.10 or Section 4.04.

            1.13 Replacement of Lenders. (a) Upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii) or Section 4.04 with respect to any Lender which results in such Lender charging to one or more Borrowers increased costs in excess of those being generally charged by the other Lenders, (b) if a Lender becomes a Defaulting Lender and/or (c) in the case of a refusal by a Lender to consent to a proposed change, waiver, discharge or termination with respect to this Agreement which has been approved by the Required Lenders, the Parent Borrower shall have the right, if no Default or Event of Default then exists and in accordance with the requirements of Section 12.04(b), to replace such Lender (the "Replaced Lender"), upon prior written notice to the Administrative Agent and such Replaced Lender, with one or more NAIC approved banks or other financial institutions (unless otherwise agreed by the Parent Borrower and the Administrative Agent) (none of whom shall constitute a Defaulting Lender at the time of such replacement) reasonably acceptable to the Administrative Agent (collectively, the "Replacement Lender") or, in the case of a replacement as provided in the immediately preceding clause (c) of this Section 1.13 where the consent of the respective Lender is required with respect to less than all Tranches of its Loans, Letters of Credit or Commitments, at the option of the Parent Borrower, to replace only the Commitments, outstanding Letters of Credit and/or outstanding Loans of such Lender in respect of each Tranche where the consent of such Lender would otherwise be individually required, with identical Commitments, Letters of Credit and/or Loans of the respective Tranche provided by the Replacement Lender, provided that (i) at the time of any replacement pursuant to this
Section 1.13, the Replacement Lender and the Replaced Lender shall enter into one or more Assignment Agreements pursuant to Section 12.04(b) (and with all fees payable pursuant to said Section 12.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans (or, in the case of the replacement of less than all the Tranches of Commitments, outstanding Letters of Credit and outstanding Loans of the respective Replaced Lender, all of the Commitments and all then outstanding Letters of Credit and Loans relating to the Tranche or Tranches with respect to which such Lender is being replaced) of the Replaced Lender and, in connection therewith, shall pay to the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal amount of, and all accrued but unpaid interest on, all outstanding Loans of the Replaced Lender under each Tranche with respect to which such Replaced Lender is being replaced, (B) an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Lender (but only with respect to the relevant Tranche or Tranches, in the case of the replacement of less than all Tranches of Loans, Letters of Credit and/or Commitments then held by the respective Replaced Lender pursuant to Section 3.01; (ii) all obligations of the Borrowers under the Credit Documents owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid), including, without limitation, all amounts owing to the Replaced Lender under Section 1.11 as a result of the assignment of its Loans under clause (i) above, shall be paid in full to such Replaced Lender concurrently with such replacement; and (iii) no assignment pursuant to this Section 1.13 shall be effective until all of the then outstanding Letters of Credit are returned by each respective beneficiary to the Issuing Agent and either cancelled and/or exchanged for new or amended

Letters of Credit which give effect to such assignment (it being understood that to the extent the respective beneficiaries do not consent to such assignment, such assignment cannot occur). Upon the execution of the respective Assignment Agreements, the payment of amounts referred to in clauses (i) and (ii) above and the return and cancellation and/or exchange of each then outstanding Letter of Credit as provided above, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the Parent Borrower, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions applicable to the Replaced Lender under this Agreement, which shall survive as to such Replaced Lender.

            1.14 Designated Subsidiary Borrowers. The Parent Borrower may from time to time after the Restatement Effective Date designate one or more Persons as an additional Designated Subsidiary Borrower, subject to the following terms and conditions:

            (a) each such Person shall be a Wholly-Owned Subsidiary of the Parent Borrower;

            (b) each such Person shall be a Material Subsidiary;

            (c) on or prior to the date of designation, each such Person shall enter into an appropriately completed DSB Assumption Agreement;

            (d) on or prior to the date of designation, the Administrative Agent shall have received from such Person a certificate, signed by an Authorized Officer of such Person in the form of Exhibit E with appropriate insertions or deletions, together with (x) copies of its certificate of incorporation, by-laws or other equivalent organizational documents and (y) resolutions relating to the Credit Documents which shall be satisfactory to the Administrative Agent;

            (e) on or prior to the date of designation, the Administrative Agent shall have received an opinion, addressed to the Administrative Agent and each of the Lenders and dated the date of designation, from counsel to such Person, which opinion shall (w) in the case of an additional Designated Subsidiary Borrower located in the United States, be substantially in the form of Exhibit I-l and otherwise satisfactory to the Administrative Agent, (x) in the case of an additional Designated Subsidiary Borrower located in Bermuda, be substantially in the form of
      Exhibit I-2 and otherwise satisfactory to the Administrative Agent, (y) in the case of an additional Designated Subsidiary Borrower located in England, be substantially in the form of Exhibit I-3 and otherwise satisfactory to the Administrative Agent and (z) in the case of an additional Designated Subsidiary Borrower located in a jurisdiction other than the United States, Bermuda or England, be in form and substance satisfactory to the Administrative Agent; and

            (f) on or prior to the date of designation, the Administrative Agent shall have received such other documentation and/or certificates (including, without limitation, certificates of existence and/or good standing certificates) as the Administrative Agent may reasonably request.

            1.15 Additional Tranche 1 Commitments. (a) The Parent Borrower shall have the right at any time and from time to time after the Restatement Effective Date and prior to the Commitment Expiration Date to request (so long as no Default of Event of Default is then in existence or would result therefrom) on one or more occasions that one or more Tranche 1 Lenders (and/or one or more other Persons which will become Tranche 1 Lenders as provided pursuant to clause
(vi) below) provide Additional Tranche 1 Commitments and, subject to the applicable terms and conditions contained in this Agreement and the relevant Additional Tranche 1 Commitment Agreement, make Tranche 1 Revolving Loans and issue Letters of Credit; it being understood and agreed, however, that (i) no Tranche 1 Lender shall be obligated to provide an Additional Tranche 1 Commitment as a result of any request by the Parent Borrower, (ii) until such time, if any, as (x) such Tranche 1 Lender has agreed in its sole discretion to provide an Additional Tranche 1 Commitment and executed and delivered to the Administrative Agent an Additional Tranche 1 Commitment Agreement in respect thereof as provided in Section 1.15(b) and (y) such other conditions set forth in Section 1.15(b) shall have been satisfied, such Tranche 1 Lender shall not be obligated to fund any Tranche 1 Revolving Loans, or issue any Letters of Credit, in excess of the amounts provided for in Section 1.01(a) or 2A.01, as the case may be, before giving effect to such Additional Tranche 1 Commitments provided pursuant to this Section 1.15, (iii) any Tranche 1 Lender (and/or one or more other Persons which will become Tranche 1 Lenders as provided pursuant to clause
(vi) below) may so provide an Additional Tranche 1 Commitment without the consent of any other Tranche 1 Lender (it being understood and agreed that the consent of the Administrative Agent and the Issuing Agent (such consent (in either case) not to be unreasonably withheld or delayed) shall be required if any such Additional Tranche 1 Commitments are to be provided by a Person which is not already a Tranche 1 Lender), (iv) (x) each provision of Additional Tranche 1 Commitments on a given date pursuant to this Section 1.15 shall be in a minimum aggregate amount (for all Tranche 1 Lenders (including, in the circumstances contemplated by clause (vi) below, banks or other financial institutions who will become Tranche 1 Lenders)) of at least $1,000,000 and (y) the aggregate amount of Additional Tranche 1 Commitments provided pursuant to this Section 1.15 shall not exceed $50,000,000, (v) the up-front fees payable to any Person providing an Additional Tranche 1 Commitment in accordance with this
Section 1.15 shall be as set forth in the relevant Additional Tranche 1 Commitment Agreement, (vi) if, on or after the tenth Business Day following the request by the Parent Borrower of the then existing Tranche 1 Lenders (other than Defaulting Lenders) to provide Additional Tranche 1 Commitments pursuant to this Section 1.15 on the terms to be applicable thereto, the Parent Borrower has not received Additional Tranche 1 Commitments in an aggregate amount equal to that amount of the Additional Tranche 1 Commitments which the Parent Borrower desires to obtain pursuant to such request (as set forth in the notice provided by the Parent Borrower to the Administrative Agent as provided above), then the Parent Borrower may request Additional Tranche 1 Commitments from other Lenders and/or other NAIC approved banks or financial institutions (unless otherwise agreed by the Parent Borrower and the Administrative Agent) in aggregate amount equal to such deficiency on terms which are no more favorable to such other bank or financial institution in any respect than the terms offered to the existing Tranche 1 Lenders, and (vii) all actions taken by the Parent Borrower pursuant to this Section 1.15 shall be done in coordination with the Administrative Agent.

            (b) At the time of any provision of Additional Tranche 1 Commitments pursuant to this Section 1.15, (i) the Parent Borrower, each Designated Subsidiary Borrower, the

Administrative Agent and each such Tranche 1 Lender or other bank or financial institution which agrees to provide an Additional Tranche 1 Commitment (each, an "Additional Tranche 1 Lender") shall execute and deliver to the Administrative Agent an Additional Tranche 1 Commitment Agreement substantially in the form of Exhibit J, subject to such modifications in form and substance reasonably satisfactory to the Administrative Agent as may be necessary or appropriate (with the effectiveness of such Additional Tranche 1 Lender's Additional Tranche 1 Commitment to occur upon delivery of such Additional Tranche 1 Commitment Agreement to the Administrative Agent, the payment of any fees required in connection therewith and the satisfaction of the other conditions in this
Section 1.15 to the reasonable satisfaction of the Administrative Agent), (ii) the Parent Borrower shall, in coordination with the Administrative Agent, repay all outstanding Tranche 1 Revolving Loans of the Lenders, and incur additional Tranche 1 Revolving Loans from other Tranche 1 Lenders in each case so that the Tranche 1 Lenders participate in each Borrowing pro rata on the basis of their respective Tranche 1 Commitments (after giving effect to any increase in the Total Tranche 1 Commitment pursuant to this Section 1.15) and with the Parent Borrower being obligated to pay the respective Tranche 1 Lenders the costs of the type referred to in Section 1.11 in connection with any such repayment and/or Borrowing, (iii) all the outstanding Tranche 1 Letters of Credit shall have been returned by each respective beneficiary to the Issuing Agent and shall either have been cancelled and/or exchanged for new or amended Tranche 1 Letters of Credit which give effect to such Additional Tranche 1 Commitment, (iv) if such Additional Tranche 1 Lender is not a United States person (as such term is defined in Section 7701(a)(3) of the Code) for U.S. Federal income tax purposes and such Additional Tranche 1 Lender is issuing Letters of Credit for the account of a U.S. Borrower or U.S. Borrowers, such Additional Tranche 1 Lender shall provide to such U.S. Borrower or U.S. Borrowers the appropriate Internal Revenue Service forms (and, if applicable a Section 4.04(b)(ii) Certificate) described in Section 4.04(b), (v) the Parent Borrower and each Designated Subsidiary Borrower shall deliver to the Administrative Agent resolutions authorizing the incurrence of the Obligations to be incurred pursuant to each Additional Tranche 1 Commitment, together with evidence of good standing of the Parent Borrower and each Designated Subsidiary Borrower (if requested) and (vi) the Parent Borrower shall deliver to the Administrative Agent an opinion, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Parent Borrower reasonably satisfactory to the Administrative Agent and dated such date, covering such matters similar to those set forth in the opinions of counsel delivered to the Lenders on the Restatement Effective Date pursuant to Section 5.01(b) and such other matters as the Administrative Agent may reasonably request. The Administrative Agent shall promptly notify each Tranche 1 Lender as to the occurrence of each Additional Tranche 1 Commitment Date, and (w) on each such date, the Total Tranche 1 Commitment under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such Additional Tranche 1 Commitments, (x) on each such date Annex I shall be deemed modified to reflect the revised Tranche 1 Commitments of the affected Tranche 1 Lenders and (y) upon surrender of any old Tranche 1 Notes by the respective Additional Tranche 1 Lender (or, if lost, a standard lost note indemnity in form and substance reasonably satisfactory to the Parent Borrower), to the extent requested by any Additional Tranche 1 Lender, a new Tranche 1 Note will be issued, at the Parent Borrower's expense, to such Additional Tranche 1 Lender, to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Tranche 1 Commitment of such Tranche 1 Lender.

            1.16 Existing Revolving Loans. On the Restatement Effective Date, the Parent Borrower shall, in coordination with, and as instructed by, the Administrative Agent, repay outstanding Existing Revolving Loans of certain of the Tranche 1 Lenders and incur additional Revolving Loans from certain other Lenders (including any Lender who has become a Lender on the Restatement Effective Date), in each case to the extent necessary so that each Tranche 1 Lender and each Tranche 3 Lender, as the case may be, participates in each outstanding Borrowing of Tranche 1 Revolving Loans and Tranche 3 Revolving Loans, as the case may be, pro rata on the basis of their respective Tranche 1 Commitments and Tranche 3 Commitments (after giving effect (x) in the case of such Tranche 1 Commitments, to any increase to the Total Tranche 1 Commitment on the Restatement Effective Date and (y) in the case of such Tranche 3 Commitments, to the provision of the Total Tranche 3 Commitment on the Restatement Effective Date), and with the Parent Borrower being obligated to pay to the respective Lenders any costs of the type referred to in Section 1.11 in connection with any such repayment and/or Borrowing.

            SECTION 2.A. Tranche 1 Letters of Credit.

            2A.01 Tranche 1 Letters of Credit. (a) Subject to and upon the terms and conditions set forth herein, each Designated Subsidiary Borrower may request the Issuing Agent, at any time and from time to time after the Restatement Effective Date and prior to the date which is 30 days prior to the Commitment Expiration Date, to issue on behalf of the Tranche 1 Lenders, for the account of such Designated Subsidiary Borrower and in support of, on a standby basis, Letter of Credit Supportable Obligations and, subject to and upon the terms and conditions set forth herein, the Issuing Agent agrees to issue on behalf of the Tranche 1 Lenders at any time and from time to time after the Restatement Effective Date and prior to the date which is 30 days prior to the Commitment Expiration Date, one or more irrevocable standby letters of credit in such form as may be approved by the Issuing Agent (each such letter of credit, a "Tranche 1 Letter of Credit" and, collectively, the "Tranche 1 Letters of Credit"). Notwithstanding the foregoing, the Issuing Agent shall be under no obligation to issue any Tranche 1 Letter of Credit if at the time of such issuance:

            (i) any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain the Issuing Agent from issuing such Tranche 1 Letter of Credit or any requirement of law applicable to such Issuing Agent or any Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Agent or any Tranche 1 Lender shall prohibit, or request that the Issuing Agent or any Tranche 1 Lender refrain from, the issuance of letters of credit generally or such Tranche 1 Letter of Credit in particular or shall impose upon the Issuing Agent or any Lender with respect to such Tranche 1 Letter of Credit any restriction or reserve or capital requirement (for which the Issuing Agent or any Tranche 1 Lender is not otherwise compensated) not in effect on the Effective Date, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to the Issuing Agent or any Tranche 1 Lender as of the Effective Date;

            (ii) the conditions precedent set forth in Section 5.02 are not satisfied at that time; or

            (iii) the Issuing Agent shall have received notice from any Borrower or the Required Lenders prior to the issuance of such Tranche 1 Letter of Credit of the type described in clause (iv) of Section 2A.01(b).

            (b) Notwithstanding anything to the contrary contained in this
Section 2A. 01 or elsewhere in this Agreement (i) no Tranche 1 Letter of Credit shall be issued the Stated Amount of which, when added to (x) the Tranche 1 Letter of Credit Outstandings (exclusive of Tranche 1 Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Tranche 1 Letter of Credit) at such time and (y) the aggregate principal amount of all Tranche 1 Revolving Loans then outstanding, would exceed an amount equal to the Total Tranche 1 Commitment at such time; (ii) no Tranche 1 Letter of Credit shall be issued for the account of any Intermediate Holding Company the Stated Amount of which, when added to (x) the Tranche 1 Letter of Credit Outstandings in respect of outstanding Tranche 1 Letters of Credit issued for the account of all Intermediate Holding Companies (exclusive of Tranche 1 Unpaid Drawings in respect of Tranche 1 Letters of Credit issued for the account of Intermediate Holding Companies which are repaid on the date of, and prior to the issuance of, the respective Tranche 1 Letter of Credit) at such time and (y) the Tranche 2 Letter of Credit Outstandings in respect of outstanding Tranche 2 Letters of Credit issued for the account of all Intermediate Holding Companies, exceeds $50,000,000, (iii) each Tranche 1 Letter of Credit shall have an expiry date occurring not later than one year after such Tranche 1 Letter of Credit's date of issuance; provided that each such Tranche 1 Letter of Credit may by its terms automatically renew annually for one additional year unless the Issuing Agent notifies the beneficiary thereof, in accordance with the terms of such Tranche 1 Letter of Credit, that such Tranche 1 Letter of Credit will not be renewed; (iv) each Tranche 1 Letter of Credit shall be denominated in Dollars; and (v) the Issuing Agent will not issue any Tranche 1 Letter of Credit after it has received written notice from any Borrower or the Required Lenders stating that a Default or an Event of Default exists until such time as the Issuing Agent shall have received a written notice of (x) rescission of such notice from the party or parties originally delivering the same or (y) a waiver of such Default or Event of Default by the Required Lenders (or, to the extent provided by Section 12.11, each of the Lenders).

            (c) Each Tranche 1 Letter of Credit will be issued by the Issuing Agent on behalf of the Tranche 1 Lenders and each Tranche 1 Lender will participate in each Tranche 1 Letter of Credit pro rata in accordance with its Tranche 1 Percentage. The obligations of each Tranche 1 Lender under and in respect of each Tranche 1 Letter of Credit are several, and the failure by any Tranche 1 Lender to perform its obligations hereunder or under any Tranche 1 Letter of Credit shall not affect the obligations of the respective Borrower toward any other party hereto nor shall any other such party be liable for the failure by such Tranche 1 Lender to perform its obligations hereunder or under any Tranche 1 Letter of Credit.

            (d) Subject to and on the terms and conditions set forth herein, the Issuing Agent is hereby authorized by each Designated Subsidiary Borrower and the Tranche 1 Lenders to arrange for the issuance of any Tranche 1 Letter of Credit pursuant to Section 2A.01(a) and the amendment of any Letter of Credit pursuant to Section 1.13, Section 1.15, Section 2A.06 and/or Section 12.04(b) by:

            (i) completing the commencement date and the expiry date of such Tranche 1 Letter of Credit;

            (ii) in the case of an amendment increasing or reducing the amount thereof, amending such Tranche 1 Letter of Credit in such manner as the Issuing Agent and the respective beneficiary may agree;

            (iii) completing such Tranche 1 Letter of Credit with the participation of each Tranche 1 Lender as allocated pursuant to the terms hereof; and

            (iv) executing such Tranche 1 Letter of Credit on behalf of each Tranche 1 Lender and following such execution delivering such Tranche 1 Letter of Credit to the beneficiary of such Tranche 1 Letter of Credit.

            (e) Each Tranche 1 Letter of Credit shall be executed and delivered by the Issuing Agent in the name and on behalf of, and as attorney-in-fact for, each Tranche 1 Lender party to such Tranche 1 Letter of Credit, and the Issuing Agent shall act under each Tranche 1 Letter of Credit, and each Tranche 1 Letter of Credit shall expressly provide that the Issuing Agent shall act, as the agent of each Tranche 1 Lender to (a) receive drafts, other demands for payment and other documents presented by the beneficiary under such Tranche 1 Letter of Credit, (b) determine whether such drafts, demands and documents are in compliance with the terms and conditions of such Tranche 1 Letter of Credit and
(c) notify such Tranche 1 Lender and such Designated Subsidiary Borrower that a valid drawing has been made and the date that the related Tranche 1 Unpaid Drawing is to be made; provided that the Issuing Agent shall have no obligation or liability for any Tranche 1 Unpaid Drawing under such Tranche 1 Letter of Credit, and each Tranche 1 Letter of Credit shall expressly so provide. Each Tranche 1 Lender hereby irrevocably appoints and designates the Issuing Agent as its attorney-in-fact, acting through any duly authorized officer of the Issuing Agent, to execute and deliver in the name and on behalf of such Tranche 1 Lender each Tranche 1 Letter of Credit to be issued by such Tranche 1 Lender hereunder. Promptly upon the request of the Issuing Agent, each Tranche 1 Lender will furnish to the Issuing Agent such powers of attorney or other evidence as any beneficiary of any Tranche 1 Letter of Credit may reasonably request in order to demonstrate that the Issuing Agent has the power to act as attorney-in-fact for such Tranche 1 Lender to execute and deliver such Tranche 1 Letter of Credit.

            2A.02 Tranche 1 Letter of Credit Requests. (a) Whenever a Designated Subsidiary Borrower desires that a Tranche 1 Letter of Credit be issued, such Designated Subsidiary Borrower shall give the Administrative Agent and the Issuing Agent written notice (including by way of facsimile transmission, immediately confirmed in writing by submission of the original of such request by mail to the Issuing Agent) thereof prior to 11:00 A.M. (New York time) at least five Business Days (or such shorter period as may be acceptable to the Issuing Agent) prior to the proposed date of issuance (which shall be a Business
Day), which written notice shall be in the form of Exhibit C-1 (each, a "Tranche 1 Letter of Credit Request"). Each Tranche 1 Letter of Credit Request shall include any other documents as the Issuing Agent customarily requires in connection therewith.

            (b) The making of each Tranche 1 Letter of Credit Request shall be deemed to be a representation and warranty by the applicable Designated Subsidiary Borrower that such Tranche 1 Letter of Credit may be issued in accordance with, and it will not violate the requirements of, Section 2A.01(a) or (b).

            (c) Upon its issuance of, or amendment to, any Tranche 1 Letter of Credit, the Issuing Agent shall promptly notify the respective Designated Subsidiary Borrower and the Tranche 1 Lenders of such issuance or amendment, which notice shall include a summary description of the Tranche 1 Letter of Credit actually issued and any amendments thereto.

            2A.03 Agreement to Repay Tranche 1 Letter of Credit Drawings. (a) Each Designated Subsidiary Borrower agrees to reimburse each Tranche 1 Lender, by making payment to the Administrative Agent in immediately available funds at the Payment Office, for any payment or disbursement made by such Tranche 1 Lender under any Tranche 1 Letter of Credit which has been issued for such Designated Subsidiary Borrower's account (each such amount so paid or disbursed until reimbursed, a "Tranche 1 Unpaid Drawing") no later than one Business Day following the date of such payment or disbursement, with interest on the amount so paid or disbursed by such Lender, to the extent not reimbursed prior to 1:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date such Tranche 1 Lender is reimbursed therefor at a rate per annum which shall be the Base Rate plus the Applicable Margin for Revolving Loans maintained as Base Rate Loans as in effect from time to time (or, if the Total Tranche 1 Commitment has been terminated and all Tranche 1 Revolving Loans have been repaid or converted to Tranche 1 Term Loans, the Applicable Margin that would have been in effect for Tranche 1 Revolving Loans maintained as Base Rate Loans) (plus an additional 2% per annum, payable on demand, if not reimbursed by the third Business Day after the date of such payment or disbursement).

            (b) Each Designated Subsidiary Borrower's obligation under this
Section 2A.03 to reimburse each Tranche 1 Lender with respect to Tranche 1 Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Designated Subsidiary Borrower may have or have had against such Tranche 1 Lender, or the Issuing Agent, including, without limitation, any defense based upon the failure of any drawing under a Tranche 1 Letter of Credit to conform to the terms of the Tranche 1 Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such drawing; provided, however, that no Designated Subsidiary Borrower shall be obligated to reimburse any Tranche 1 Lender for any wrongful payment made by such Tranche 1 Lender under a Tranche 1 Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Tranche 1 Lender (as determined by a court of competent jurisdiction in a final and non-appealable decision).

            2A.04 Increased Costs. If after the Effective Date, the adoption or effectiveness of any applicable law, rule or regulation, order, guideline or request or any change therein after the Effective Date, or any change adopted or effective after the Effective Date in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Tranche 1 Lender with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by or participated in by such Tranche 1 Lender, or (ii) impose on such Tranche 1 Lender any other conditions directly or indirectly affecting this Agreement or any Tranche 1 Letter of Credit; and the result of any of the foregoing is to increase the cost to such Tranche 1 Lender of issuing, maintaining or participating in any Tranche 1 Letter of Credit, or to reduce the amount of any sum received or receivable by such Tranche 1 Lender hereunder or reduce the rate of return on its capital with respect to Tranche 1 Letters of Credit, then, upon written demand to the respective Designated Subsidiary Borrower by such Tranche 1 Lender (with a copy to the Administrative Agent), such Designated Subsidiary Borrower agrees to pay to such Tranche 1 Lender such additional amount or amounts as will compensate such Tranche 1 Lender for such increased cost or reduction. A certificate submitted to the respective Designated Subsidiary Borrower by such Tranche 1 Lender (with a copy to the Administrative Agent), setting forth the basis for the determination of such additional amount or amounts necessary to compensate such Tranche 1 Lender as aforesaid shall be final and conclusive and binding on such Designated Subsidiary Borrower absent manifest error, although the failure to deliver any such certificate shall not release or diminish any Designated Subsidiary Borrower's obligations to pay additional amounts pursuant to this
Section 2A.04 upon subsequent receipt of such certificate.

            2A.05 Tranche 1 Letter of Credit Expiration Extensions. Each Tranche 1 Lender acknowledges that to the extent provided under the terms of any Tranche 1 Letter of Credit, the expiration date of such Tranche 1 Letter of Credit will be automatically extended for an additional year, without written amendment, unless at least 30 days prior to the expiration date of such Tranche 1 Letter of Credit, notice is given by the Issuing Agent to the beneficiary of such Tranche 1 Letter of Credit in accordance with the terms of the respective Tranche 1 Letter of Credit (a "Notice of Non-Extension") that the expiration date of such Tranche 1 Letter of Credit will not be extended beyond its current expiration date. The Issuing Agent will give Notices of Non-Extension as to any or all outstanding Tranche 1 Letters of Credit if requested to do so by the Required Lenders pursuant to Section 9. The Issuing Agent will give Notices of Non-Extension as to all outstanding Tranche 1 Letters of Credit if the Commitment Expiration Date has occurred. The Issuing Agent will send a copy of each Notice of Non-Extension to the respective Designated Subsidiary Borrower concurrently with delivery thereof to the respective beneficiary, unless prohibited by law from doing so.

            2A.06 Changes to Stated Amount. At any time when any Tranche 1 Letter of Credit is outstanding, at the request of the respective Designated Subsidiary Borrower, the Issuing Agent will enter into an amendment increasing or reducing the Stated Amount of such Tranche 1 Letter of Credit, provided that
(i) in no event shall the Stated Amount of such Tranche 1 Letter of Credit be increased to an amount which, when added to (x) the Tranche 1 Letter of Credit Outstandings at such time and (y) the aggregate principal amount of all Tranche 1 Revolving Loans then outstanding, would exceed an amount equal to the Total Tranche 1 Commitment, (ii) the Stated Amount of a Tranche 1 Letter of Credit may not be increased at any time if the conditions precedent set forth in Section
5.02 are not satisfied at such time, and (iii) the Stated Amount of a Tranche 1 Letter of Credit may not be increased at any time after the date which is 30 days prior to the Commitment Expiration Date.

            2A.07 Representations and Warranties of Tranche 1 Lenders. Each Tranche 1 Lender represents and warrants that each Tranche 1 Letter of Credit constitutes a legal, valid and binding obligation of such Tranche 1 Lender enforceable in accordance with its terms.

            2A.08 Existing Tranche 1 Letters of Credit. (a) Each Tranche 1 Letter of Credit outstanding immediately prior to the Restatement Effective Date is listed on Annex VIII (each such Tranche 1 Letter of Credit, an "Existing Tranche 1 Letter of Credit"). As soon as possible following the Restatement Effective Date, each Existing Tranche 1 Letter of Credit shall be amended to replace each Original Tranche 1 Lender on such Existing Tranche 1 Letter of Credit with each Tranche 1 Lender party to this Agreement on the Restatement Effective Date in accordance with each such Tranche 1 Lender's Tranche 1 Percentage. Until an Existing Tranche 1 Letter of Credit has been amended in accordance with this Section 2A.08, each Original Tranche 1 Lender shall be deemed to have sold and transferred to each Tranche 1 Lender, and each such Tranche 1 Lender (each, a "Tranche 1 Participant") shall be deemed irrevocably and unconditionally to have purchased and received from such Original Tranche 1 Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Tranche 1 Participant's Tranche 1 Percentage in such Existing Tranche 1 Letter of Credit, each substitute Existing Tranche 1 Letter of Credit, each drawing made thereunder, the obligations of any Borrower under this Agreement with respect thereto and any security therefore or guaranty pertaining thereto. Upon any change in the Tranche 1 Commitments of the Tranche 1 Lenders pursuant to Section 1.13 or 12.04(b), it is hereby agreed that, with respect to all outstanding Existing Tranche 1 Letters of Credit and Unpaid Drawings with respect thereto, there shall be an automatic adjustment to the participations pursuant to this Section 2A.08 to reflect the new Tranche 1 Percentages of the assigning and assignee Tranche 1 Lender.

            (b) In determining whether to pay under any Existing Letter of Credit, no Original Tranche 1 Lender shall have any obligation relative to the Tranche 1 Participants other than to determine that any documents required to be delivered under such Existing Tranche 1 Letter of Credit have been delivered and that they appear to substantially comply on their face with the requirements of such Existing Tranche 1 Letter of Credit, which obligation, it is understood, is being performed by the Issuing Agent, and upon whom each Original Tranche 1 Lender shall be entitled to rely. Any action taken or omitted to be taken by any Original Tranche 1 Lender under or in connection with any Existing Tranche 1 Letter of Credit issued by it shall not create for such Original Tranche 1 Lender any resulting liability to any Borrower, any Tranche 1 Lender or any other Person unless such action is taken or omitted to be taken with gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

            (c) In the event that any Original Tranche 1 Lender makes any payment under any Existing Tranche 1 Letter of Credit issued by it and the respective Borrower shall not have reimbursed such amount in full to each Original Tranche 1 Lender pursuant to Section 2A.03(a), such Original Tranche 1 Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Tranche 1 Participant of such failure, and each such Tranche 1 Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such Original Tranche 1 Lender, the amount of such Tranche 1 Participant's Tranche 1 Percentage of such payment in Dollars and in same day funds. If the Administrative Agent so notifies any Tranche 1 Participant required to fund a payment under an Existing

Tranche 1 Letter of Credit prior to 11:00 A.M. (New York time) on any Business Day, such Tranche 1 Participant shall make available to the Administrative Agent at the Payment Office for the account of the respective Original Tranche 1 Lender such Tranche 1 Participant's Percentage of the amount of such payment on such Business Day in same day funds (and, to the extent such notice is given after 11:00 A.M. (New York time) on any Business Day, such Tranche 1 Participant shall make such payment on the immediately following Business Day). If and to the extent such Tranche 1 Participant shall not have so made its Tranche 1 Percentage of the amount of such payment available to the Administrative Agent for the account of the respective Original Tranche 1 Lender, such Tranche 1 Participant agrees to pay to the Administrative Agent for the account of such Original Tranche 1 Lender, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of such Original Tranche 1 Lender at the overnight Federal Funds Rate for the first three days and at the interest rate applicable to Tranche 1 Revolving Loans that are maintained as Base Rate Loans for each day thereafter. The failure of any Tranche 1 Participant to make available to the Administrative Agent for the account of the respective Original Tranche 1 Lender its Tranche 1 Percentage of any payment under any Existing Tranche 1 Letter of Credit issued by it shall not relieve any other Tranche 1 Participant of its obligation hereunder to make available to the Administrative Agent for the account of such Original Tranche 1 Lender its Tranche 1 Percentage of any payment under any such Tranche 1 Letter of Credit on the date required, as specified above, but no Tranche 1 Participant shall be responsible for the failure of any other Tranche 1 Participant to make available to the Administrative Agent for the account of such Original Tranche 1 Lender such other Tranche 1 Participant's Tranche 1 Percentage of any such payment.

            (d) Whenever any Original Tranche 1 Lender receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such Original Tranche 1 Lender any payments from the Tranche 1 Participants pursuant to Section 2A.08(c), such Original Tranche 1 Lender shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Tranche 1 Participant which has paid its Tranche 1 Percentage thereof, in Dollars and in same day funds, an amount equal to such Tranche 1 Participant's Tranche 1 Percentage of the principal amount thereof and interest thereon accruing after the purchase of the respective participations.

            (e) The obligations of the Tranche 1 Participants to make payments to the Administrative Agent for the account of the respective Original Tranche 1 Lender with respect to Existing Tranche 1 Letters of Credit issued by it shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

            (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

            (ii) the existence of any claim, set-off, defense or other right which the Parent Borrower or any of its Subsidiaries may have at any time against a beneficiary named in an Existing Tranche 1 Letter of Credit, any transferee of any Existing Tranche 1 Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative

      Agent, any Original Tranche 1 Lender, or other Person, whether in connection with this Agreement, any Existing Tranche 1 Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Parent Borrower or any of its Subsidiaries and the beneficiary named in any such Existing Tranche 1 Letter of Credit);

            (iii) any draft, certificate or other document presented under the Existing Tranche 1 Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

            (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

            (v) the occurrence of any Default or Event of Default.

            SECTION 2B Tranche 2 Letters of Credit.

            2B.01 Tranche 2 Letters of Credit. (a) Subject to and upon the terms and conditions set forth herein, each Designated Subsidiary Borrower may request the Issuing Agent, at any time and from time to time after the Restatement Effective Date and prior to the date which is 30 days prior to the Commitment Expiration Date, to issue on behalf of the Tranche 2 Lenders, for the account of such Designated Subsidiary Borrower and in support of, on a standby basis, Letter of Credit Supportable Obligations and, subject to and upon the terms and conditions set forth herein, the Issuing Agent agrees to issue on behalf of the Tranche 2 Lenders at any time and from time to time after the Restatement Effective Date and prior to the date which is 30 days prior to the Commitment Expiration Date, one or more irrevocable standby letters of credit in such form as may be approved by the Issuing Agent (each such letter of credit, a "Tranche 2 Letter of Credit" and, collectively, the "Tranche 2 Letters of Credit"). Notwithstanding the foregoing, the Issuing Agent shall be under no obligation to issue any Tranche 2 Letter of Credit if at the time of such issuance:

            (i) any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain the Issuing Agent from issuing such Tranche 2 Letter of Credit or any requirement of law applicable to such Issuing Agent or any Tranche 2 Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Agent or any Tranche 2 Lender shall prohibit, or request that the Issuing Agent or any Tranche 2 Lender refrain from, the issuance of letters of credit generally or such Tranche 2 Letter of Credit in particular or shall impose upon the Issuing Agent or any Tranche 2 Lender with respect to such Tranche 2 Letter of Credit any restriction or reserve or capital requirement (for which the Issuing Agent or any Tranche 2 Lender is not otherwise compensated) not in effect on the Effective Date, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to the Issuing Agent or any Tranche 2 Lender as of the Effective Date;

            (ii) the conditions precedent set forth in Section 5.02 are not satisfied at that time; or

            (iii) the Issuing Agent shall have received notice from any Borrower or the Required Lenders prior to the issuance of such Tranche 2 Letter of Credit of the type described in clause (iv) of Section 2B.01(b).

            (b) Notwithstanding anything to the contrary contained in this
Section 2B.01 or elsewhere in this Agreement, (i) no Tranche 2 Letter of Credit shall be issued the Stated Amount of which, when added to the Tranche 2 Letter of Credit Outstandings (exclusive of Tranche 2 Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Tranche 2 Letter of Credit) at such time would exceed, an amount equal to the Total Tranche 2 Commitment at such time; (ii) no Tranche 2 Letter of Credit shall be issued for the account of any Intermediate Holding Company the Stated Amount of which, when added to (x) the Tranche 2 Letter of Credit Outstandings in respect of outstanding Tranche 2 Letters of Credit issued for the account of all Intermediate Holding Companies (exclusive of Tranche 2 Unpaid Drawings in respect of Tranche 2 Letters of Credit issued for the account of Intermediate Holding Companies which are repaid on the date of, and prior to the issuance of, the respective Tranche 2 Letter of Credit) at such time and (y) the Tranche 1 Letter of Credit Outstandings in respect of outstanding Tranche 1 Letters of Credit issued for the account of all Intermediate Holding Companies, exceeds $50,000,000; (iii) each Tranche 2 Letter of Credit shall have an expiry date occurring not later than one year after such Tranche 2 Letter of Credit's date of issuance; provided that each such Tranche 2 Letter of Credit may by its terms automatically renew annually for one additional year unless the Issuing Agent notifies the beneficiary thereof, in accordance with the terms of such Tranche 2 Letter of Credit, that such Tranche 2 Letter of Credit will not be renewed; (iv) each Tranche 2 Letter of Credit shall be denominated in Dollars; and (v) the Issuing Agent will not issue any Tranche 2 Letter of Credit after it has received written notice from any Borrower or the Required Lenders stating that a Default or an Event of Default exists until such time as the Issuing Agent shall have received a written notice of (x) rescission of such notice from the party or parties originally delivering the same or (y) a waiver of such Default or Event of Default by the Required Lenders (or, to the extent provided by Section 12.11, each of the Lenders).

            (c) Each Tranche 2 Letter of Credit will be issued by the Issuing Agent on behalf of the Tranche 2 Lenders and each Tranche 2 Lender will participate in each Tranche 2 Letter of Credit pro rata in accordance with its Tranche 2 Percentage. The obligations of each Tranche 2 Lender under and in respect of each Tranche 2 Letter of Credit are several, and the failure by any Tranche 2 Lender to perform its obligations hereunder or under any Tranche 2 Letter of Credit shall not affect the obligations of the respective Borrower toward any other party hereto nor shall any other such party be liable for the failure by such Tranche 2 Lender to perform its obligations hereunder or under any Tranche 2 Letter of Credit.

            (d) Subject to and on the terms and conditions set forth herein, the Issuing Agent is hereby authorized by each Designated Subsidiary Borrower and the Tranche 2 Lenders to arrange for the issuance of any Tranche 2 Letter of Credit pursuant to Section 2B.01(a) and the amendment of any Tranche 2 Letter of Credit pursuant to Section 1.13, Section 2B.06 and/or Section 12.04(b) by:

            (i) completing the commencement date and the expiry date of such Tranche 2 Letter of Credit;

            (ii) in the case of an amendment increasing or reducing the amount thereof, amending such Tranche 2 Letter of Credit in such manner as the Issuing Agent and the respective beneficiary may agree;

            (iii) completing such Tranche 2 Letter of Credit with the participation of each Tranche 2 Lender as allocated pursuant to the terms hereof; and

            (iv) executing such Tranche 2 Letter of Credit on behalf of each Tranche 2 Lender and following such execution delivering such Tranche 2 Letter of Credit to the beneficiary of such Tranche 2 Letter of Credit.

            (e) Each Tranche 2 Letter of Credit shall be executed and delivered by the Issuing Agent in the name and on behalf of, and as attorney-in-fact for, each Tranche 2 Lender party to such Tranche 2 Letter of Credit, and the Issuing Agent shall act under each Tranche 2 Letter of Credit, and each Tranche 2 Letter of Credit shall expressly provide that the Issuing Agent shall act, as the agent of each Tranche 2 Lender to (a) receive drafts, other demands for payment and other documents presented by the beneficiary under such Tranche 2 Letter of Credit, (b) determine whether such drafts, demands and documents are in compliance with the terms and conditions of such Tranche 2 Letter of Credit and
(c) notify such Tranche 2 Lender and such Designated Subsidiary Borrower that a valid drawing has been made and the date that the related Tranche 2 Unpaid Drawing is to be made; provided that the Issuing Agent shall have no obligation or liability for any Tranche 2 Unpaid Drawing under such Tranche 2 Letter of Credit, and each Tranche 2 Letter of Credit shall expressly so provide. Each Tranche 2 Lender hereby irrevocably appoints and designates the Issuing Agent as its attorney-in-fact, acting through any duly authorized officer of the Issuing Agent, to execute and deliver in the name and on behalf of such Tranche 2 Lender each Tranche 2 Letter of Credit to be issued by such Tranche 2 Lender hereunder. Promptly upon the request of the Issuing Agent, each Tranche 2 Lender will furnish to the Issuing Agent such powers of attorney or other evidence as any beneficiary of any Tranche 2 Letter of Credit may reasonably request in order to demonstrate that the Issuing Agent has the power to act as attorney-in-fact for such Tranche 2Lender to execute and deliver such Tranche 2 Letter of Credit.

            2B.02 Tranche 2 Letter of Credit Requests. (a) Whenever a Designated Subsidiary Borrower desires that a Tranche 2 Letter of Credit be issued, such Designated Subsidiary Borrower shall give the Administrative Agent and the Issuing Agent written notice (including by way of facsimile transmission, immediately confirmed in writing by submission of the original of such request by mail to the Issuing Agent) thereof prior to 11:00 A.M. (New York time) at least five Business Days (or such shorter period as may be acceptable to the Issuing Agent) prior to the proposed date of issuance (which shall be a Business
Day), which written notice shall be in the form of Exhibit C-2 (each, a "Tranche 2 Letter of Credit Request"). Each Tranche 2 Letter of Credit Request shall include any other documents as the Issuing Agent customarily requires in connection therewith.

            (b) The making of each Tranche 2 Letter of Credit Request shall be deemed to be a representation and warranty by the applicable Designated Subsidiary Borrower that such Tranche 2 Letter of Credit may be issued in accordance with, and it will not violate the requirements of, Section 2B.01(a) or (b).

            (c) Upon its issuance of, or amendment to, any Tranche 2 Letter of Credit, the Issuing Agent shall promptly notify the respective Designated Subsidiary Borrower and the Tranche 2 Lenders of such issuance or amendment, which notice shall include a summary description of the Tranche 2 Letter of Credit actually issued and any amendments thereto.

            2B.03 Agreement to Repay Tranche 2 Letter of Credit Drawings. (a) Each Designated Subsidiary Borrower agrees to reimburse each Tranche 2 Lender, by making payment to the Administrative Agent in immediately available funds at the Payment Office, for any payment or disbursement made by such Tranche 2 Lender under any Tranche 2 Letter of Credit which has been issued for such Designated Subsidiary Borrower's account (each such amount so paid or disbursed until reimbursed, a "Tranche 2 Unpaid Drawing") no later than one Business Day following the date of such payment or disbursement, with interest on the amount so paid or disbursed by such Tranche 2 Lender, to the extent not reimbursed prior to 1:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date such Tranche 2 Lender is reimbursed therefor at a rate per annum which shall be the Base Rate plus the Applicable Margin for Tranche 1 Revolving Loans maintained as Base Rate Loans as in effect from time to time (or, if the Total Tranche 1 Commitment has been terminated and all Tranche 1 Revolving Loans have been repaid or converted to Tranche 1 Term Loans, the Applicable Margin that would have been in effect for Tranche 1 Revolving Loans maintained as Base Rate Loans) (plus an additional 2% per annum, payable on demand, if not reimbursed by the third Business Day after the date of such payment or disbursement).

            (b) Each Designated Subsidiary Borrower's obligation under this
Section 2B.03 to reimburse each Tranche 2 Lender with respect to Tranche 2 Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Designated Subsidiary Borrower may have or have had against such Tranche 2 Lender, or the Issuing Agent, including, without limitation, any defense based upon the failure of any drawing under a Tranche 2 Letter of Credit to conform to the terms of the Tranche 2 Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such drawing; provided, however, that no Designated Subsidiary Borrower shall be obligated to reimburse any Tranche 2 Lender for any wrongful payment made by such Tranche 2 Lender under a Tranche 2 Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Tranche 2 Lender (as determined by a court of competent jurisdiction in a final and non-appealable decision).

            2B.04 Increased Costs. If after the Effective Date, the adoption or effectiveness of any applicable law, rule or regulation, order, guideline or request or any change therein after the Effective Date, or any change adopted or effective after the Effective Date in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Tranche 2 Lender with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by or participated in by such Tranche 2 Lender, or (ii) impose on such Tranche 2 Lender any other conditions directly or indirectly affecting this Agreement or any Tranche 2 Letter of

Credit; and the result of any of the foregoing is to increase the cost to such Tranche 2 Lender of issuing, maintaining or participating in any Tranche 2 Letter of Credit, or to reduce the amount of any sum received or receivable by such Tranche 2 Lender hereunder or reduce the rate of return on its capital with respect to Tranche 2 Letters of Credit, then, upon written demand to the respective Designated Subsidiary Borrower by such Tranche 2 Lender (with a copy to the Administrative Agent), such Designated Subsidiary Borrower agrees to pay to such Tranche 2 Lender such additional amount or amounts as will compensate such Tranche 2 Lender for such increased cost or reduction. A certificate submitted to the respective Designated Subsidiary Borrower by such Tranche 2 Lender (with a copy to the Administrative Agent), setting forth the basis for the determination of such additional amount or amounts necessary to compensate such Tranche 2 Lender as aforesaid shall be final and conclusive and binding on such Designated Subsidiary Borrower absent manifest error, although the failure to deliver any such certificate shall not release or diminish any Designated Subsidiary Borrower's obligations to pay additional amounts pursuant to this
Section 2B.04 upon subsequent receipt of such certificate.

            2B.05 Tranche 2 Letter of Credit Expiration Extensions. Each Tranche 2 Lender acknowledges that to the extent provided under the terms of any Tranche 2 Letter of Credit, the expiration date of such Tranche 2 Letter of Credit will be automatically extended for an additional year, without written amendment, unless at least 30 days prior to the expiration date of such Tranche 2 Letter of Credit, notice is given by the Issuing Agent to the beneficiary of such Tranche 2 Letter of Credit in accordance with the terms of the respective Tranche 2 Letter of Credit (a "Notice of Non-Extension") that the expiration date of such Tranche 2 Letter of Credit will not be extended beyond its current expiration date. The Issuing Agent will give Notices of Non-Extension as to any or all outstanding Tranche 2 Letters of Credit if requested to do so by the Required Lenders pursuant to Section 9. The Issuing Agent will give Notices of Non-Extension as to all outstanding Tranche 2 Letters of Credit if the Commitment Expiration Date has occurred. The Issuing Agent will send a copy of each Notice of Non-Extension to the respective Designated Subsidiary Borrower concurrently with delivery thereof to the respective beneficiary, unless prohibited by law from doing so.

            2B.06 Changes to Stated Amount. At any time when any Tranche 2 Letter of Credit is outstanding, at the request of the respective Designated Subsidiary Borrower, the Issuing Agent will enter into an amendment increasing or reducing the Stated Amount of such Tranche 2 Letter of Credit, provided that
(i) in no event shall the Stated Amount of such Tranche 2 Letter of Credit be increased to an amount which, when added to the Tranche 2 Letter of Credit Outstandings at such time, would exceed an amount equal to the Total Tranche 2 Commitment, (ii) the Stated Amount of a Tranche 2 Letter of Credit may not be increased at any time if the conditions precedent set forth in Section 5.02 are not satisfied at such time, and (iii) the Stated Amount of a Tranche 2 Letter of Credit may not be increased at any time after the date which is 30 days prior to the Commitment Expiration Date.

            2B.07 Representations and Warranties of Tranche 2 Lenders. Each Tranche 2 Lender represents and warrants that each Tranche 2 Letter of Credit constitutes a legal, valid and binding obligation of such Tranche 2 Lender enforceable in accordance with its terms.

            2B.08 Existing Tranche 2 Letters of Credit. (a) Each Tranche 2 Letter of Credit outstanding immediately prior to the Restatement Effective Date is listed on Annex IX

(each such Tranche 2 Letter of Credit, an "Existing Tranche 2 Letter of Credit"). As soon as possible following the Restatement Effective Date, each Existing Tranche 2 Letter of Credit shall be replaced by a Tranche 1 Letter of Credit. Until an Existing Tranche 2 Letter of Credit has been replaced with a Tranche 1 Letter of Credit in accordance with this Section 2B.08, each Original Tranche 2 Lender shall be deemed to have sold and transferred to each Tranche 1 Participant, and each such Tranche 1 Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Original Tranche 2 Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Tranche 1 Participant's Tranche 1 Percentage in such Existing Tranche 2 Letter of Credit, each substitute Existing Tranche 2 Letter of Credit, each drawing made thereunder, the obligations of any Borrower under this Agreement with respect thereto and any security therefore or guaranty pertaining thereto. Upon any change in the Tranche 1 Commitments of the Tranche 1 Lenders pursuant to Section 1.13 or 12.04(b), it is hereby agreed that, with respect to all outstanding Existing Tranche 2 Letters of Credit and Unpaid Drawings with respect thereto, there shall be an automatic adjustment to the participations pursuant to this Section 2B.08 to reflect the new Tranche 1 Percentages of the assigning and assignee Tranche 1 Lender.

            (b) In determining whether to pay under any Existing Tranche 2 Letter of Credit, no Original Tranche 2 Lender shall have any obligation relative to the Tranche 1 Participants other than to determine that any documents required to be delivered under such Existing Tranche 2 Letter of Credit have been delivered and that they appear to substantially comply on their face with the requirements of such Existing Tranche 2 Letter of Credit, which obligation, it is understood, is being performed by the Issuing Agent, and upon whom each Original Tranche 2 Lender shall be entitled to rely. Any action taken or omitted to be taken by any Original Tranche 2 Lender under or in connection with any Existing Tranche 2 Letter of Credit issued by it shall not create for such Original Tranche 2 Lender any resulting liability to any Borrower, any Tranche 1 Lender or any other Person unless such action is taken or omitted to be taken with gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

            (c) In the event that any Original Tranche 2 Lender makes any payment under any Existing Tranche 2 Letter of Credit issued by it and the respective Borrower shall not have reimbursed such amount in full to each Original Tranche 2 Lender pursuant to Section 2B.03(a), such Original Tranche 2 Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Tranche 1 Participant of such failure, and each such Tranche 1 Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such Original Tranche 2 Lender, the amount of such Tranche 1 Participant's Tranche 1 Percentage of such payment in Dollars and in same day funds. If the Administrative Agent so notifies any Tranche 1 Participant required to fund a payment under an Existing Tranche 1 Letter of Credit prior to 11:00 A.M. (New York time) on any Business Day, such Tranche 1 Participant shall make available to the Administrative Agent at the Payment Office for the account of the respective Original Tranche 1 Lender such Tranche 1 Participant's Tranche 1 Percentage of the amount of such payment on such Business Day in same day funds (and, to the extent such notice is given after 11:00 A.M. (New York time) on any Business Day, such Tranche 1 Participant shall make such payment on the immediately following Business Day). If and to the extent such Tranche 1 Participant shall not have so made its Tranche 1 Percentage of the amount of such payment available to the Administrative Agent for the account of the respective Original Tranche 2 Lender, such Tranche 1 Participant agrees to pay to the Administrative Agent for the account of such Original Tranche 2 Lender, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of such Original Tranche 2 Lender at the overnight Federal Funds Rate for the first three days and at the interest rate applicable to Tranche 1 Revolving Loans that are maintained as Base Rate Loans for each day thereafter. The failure of any Tranche 1 Participant to make available to the Administrative Agent for the account of the respective Original Tranche 2 Lender, its Tranche 1 Percentage of any payment under any Existing Tranche 2 Letter of Credit issued by it shall not relieve any other Tranche 1 Participant of its obligation hereunder to make available to the Administrative Agent for the account of such Original Tranche 2 Lender its Tranche 1 Percentage of any payment under any such Existing Tranche 2 Letter of Credit on the date required, as specified above, but no Tranche 1 Participant shall be responsible for the failure of any other Tranche 1 Participant to make available to the Administrative Agent for the account of such Original Tranche 2 Lender such other Tranche 1 Participant's Tranche 1 Percentage of any such payment.

            (d) Whenever any Original Tranche 2 Lender receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such Original Tranche 2 Lender any payments from the Tranche 1 Participants pursuant to Section 2B.08(c), such Original Tranche 2 Lender shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Tranche 1 Participant which has paid its Tranche 1 Percentage thereof, in Dollars and in same day funds, an amount equal to such Tranche 1 Participant's Tranche 1 Percentage of the principal amount thereof and interest thereon accruing after the purchase of the respective participations.

            (e) The obligations of the Tranche 1 Participants to make payments to the Administrative Agent for the account of the respective Original Tranche 2 Lender with respect to Existing Tranche 2 Letters of Credit issued by it shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

                  (ii) the existence of any claim, set-off, defense or other right which the Parent Borrower or any of its Subsidiaries may have at any time against a beneficiary named in an Existing Tranche 2 Letter of Credit, any transferee of any Existing Tranche 2 Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Original Tranche 2 Lender, or other Person, whether in connection with this Agreement, any Existing Tranche 2 Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Parent Borrower or any of its Subsidiaries and the beneficiary named in any such Existing Tranche 2 Letter of Credit);

                  (iii) any draft, certificate or other document presented under an Existing Tranche 2 Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the
            performance or observance of any of the terms of any of the Credit Documents; or

                  (v) the occurrence of any Default or Event of Default.

            SECTION 3. Fees; Commitments.

            3.01 Fees. (a) The Borrowers jointly and severally agree to pay the Administrative Agent a facility fee (the "Tranche 1 Facility Fee") for the account of the Tranche 1 Lenders pro rata on the basis of (i) prior to the Commitment Expiration Date, their respective Tranche 1 Commitments and (ii) on or after the Commitment Expiration Date, their respective Tranche 1 Term Loans then outstanding plus their respective Tranche 1 Percentages of Tranche 1 Letter of Credit Outstandings at such time, in each case for the period from and including the Effective Date to but not including the Final Maturity Date, computed at a per annum rate equal to the Applicable Margin of (x) in the case of clause (i) of this Section 3.01(a), the Total Tranche 1 Commitment (as in effect from time to time) (regardless of utilization) and (y) in the case of clause (ii) of this Section 3.01(a), the sum of the aggregate amount of Tranche 1 Term Loans then outstanding plus the Tranche 1 Letter of Credit Outstandings at such time. Accrued Tranche 1 Facility Fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter and on the Final Maturity Date and, with respect to any Tranche 1 Facility Fee owing to any Tranche 1 Lender who is replaced pursuant to Section 1.13, on the date on which such Tranche 1 Lender is replaced.

            (b) The Designated Subsidiary Borrowers jointly and severally agree to pay the Administrative Agent a facility fee (the "Tranche 2 Facility Fee") for the account of the Tranche 2 Lenders pro rata on the basis of (i) prior to the Commitment Expiration Date, their respective Tranche 2 Commitments and (ii) on or after the Commitment Expiration Date, their respective Tranche 2 Percentages of Tranche 2 Letter of Credit Outstandings at such time, in each case for the period from and including the Effective Date to but not including the Final Maturity Date, computed at a per annum rate equal to the Applicable Margin of (x) in the case of clause (i) of this Section 3.01(b), the Total Tranche 2 Commitment (as in effect from time to time) (regardless of utilization) and (y) in the case of clause (ii) of this Section 3.01(b), the Tranche 2 Letter of Credit Outstandings at such time. Accrued Tranche 2 Facility Fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter and on the Final Maturity Date and, with respect to any Tranche 2 Facility Fee owing to any Tranche 2 Lender who is replaced pursuant to
Section 1.13, on the date on which such Tranche 2 Lender is replaced.

            (c) The Parent Borrower agrees to pay the Administrative Agent a facility fee (the "Tranche 3 Facility Fee") for the account of the Tranche 3 Lenders pro rata on the basis of (i) prior to the Commitment Expiration Date, their respective Tranche 3 Commitments and (ii) on or after the Commitment Expiration Date, their respective Tranche 3 Term Loans then outstanding, in each case for the period from and including the Restatement Effective Date to but not including the Final Maturity Date, computed at a per annum rate equal to the Applicable Margin of (x) in the case of clause (i) of this Section 3.01(c), the Total Tranche 3 Commitment (as in effect from time to time) (regardless of utilization) and (y) in the case of clause (ii) of this
Section 3.01(c), the aggregate amount of Tranche 3 Term Loans then outstanding. Accrued Tranche 3 Facility Fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter and on the Final Maturity Date and, with respect to any Tranche 3 Facility Fee owing to any Tranche 3 Lender who is replaced pursuant to Section 1.13, on the date on which such Tranche 3 Lender is replaced.

            (d) The Parent Borrower agrees to pay to the Administrative Agent a utilization fee (the "Original Utilization Fee") for the account of the Tranche 1 Lenders pro rata on the basis of their respective Tranche 1 Commitments for the period from and including the Effective Date to but not including the Restatement Effective Date, computed at a rate per annum equal to 0.125% of the aggregate outstanding amount of Revolving Loans incurred by the Parent Borrower, as the case may be, at any time when the aggregate outstanding amount of Revolving Loans incurred by the Parent Borrower is greater than $40,000,000. Accrued Original Utilization Fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter and, with respect to any Original Utilization Fee owing to any Tranche 1 Lender who is replaced pursuant to Section 1.13, on the date on which such Tranche 1 Lender is replaced.

            (e) The Parent Borrower agrees to pay to the Administrative Agent a utilization fee (the "Restatement Utilization Fee") for the account of the Tranche 1 Lenders and the Tranche 3 Lenders pro rata on the basis of (i) prior to the Commitment Expiration Date, their respective Revolving Loans then outstanding and (ii) on or after the Commitment Expiration Date, their respective Term Loans then outstanding, in each case for the period from and including the Restatement Effective Date to but not including the Term Loan Maturity Date, computed at a rate per annum equal to 0.125% of the aggregate outstanding amount of Revolving Loans or Term Loans incurred by the Parent Borrower, as the case may be, at any time when the aggregate outstanding amount of Revolving Loans incurred by the Parent Borrower or Term Loans incurred by the Parent Borrower, as the case may be, is greater than $200,000,000. Accrued Restatement Utilization Fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter and on the Term Loan Maturity Date and, with respect to any Restatement Utilization Fee owing to any Lender who is replaced pursuant to Section 1.13, on the date on which such Tranche 1 Lender is replaced.

            (f) Each Designated Subsidiary Borrower agrees to pay to the Administrative Agent for pro rata distribution to each Tranche 1 Lender (based on their respective Tranche 1 Percentages), a fee in respect of each Tranche 1 Letter of Credit issued for the account of such Designated Subsidiary Borrower (the "Tranche 1 Letter of Credit Fee") computed at a rate per annum equal to the Applicable Margin then in effect for Tranche 1 Revolving Loans maintained as Eurodollar Loans (or, if the Total Tranche 1 Commitment has been terminated and all Tranche 1 Revolving Loans have either been repaid or converted to Tranche 1 Term Loans, the Applicable Margin that would have been in effect for Tranche 1 Revolving Loans maintained as Eurodollar Loans), on the daily Stated Amount of such Tranche 1 Letter of Credit. Accrued Tranche 1 Letter of Credit Fees shall be due and payable quarterly in arrears on the last Business

Day of each calendar quarter and upon the first day on or after the termination of the Total Tranche 1 Commitment upon which no Tranche 1 Letters of Credit remain outstanding.

            (g) Each Designated Subsidiary Borrower agrees to pay to the Administrative Agent for pro rata distribution to each Tranche 2 Lender (based on their respective Tranche 2 Percentages), a fee in respect of each Tranche 2 Letter of Credit issued for the account of such Designated Subsidiary Borrower (the "Tranche 2 Letter of Credit Fee") computed at a rate per annum equal to the Applicable Margin then in effect for Tranche 1 Revolving Loans maintained as Eurodollar Loans (or, if the Total Tranche 1 Commitment has been terminated and all Tranche 1 Revolving Loans have either been repaid or converted to Tranche 1 Term Loans, the Applicable Margin that would have been in effect for Tranche 1 Revolving Loans maintained as Eurodollar Loans), on the daily Stated Amount of such Tranche 2 Letter of Credit. Accrued Tranche 2 Letter of Credit Fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter and upon the first day on or after the termination of the Total Tranche 2 Commitment upon which no Tranche 2 Letters of Credit remain outstanding.

            (h) Each Designated Subsidiary Borrower agrees to pay directly to the Issuing Agent upon each issuance of and/or amendment of, a Letter of Credit issued for the account of such Designated Subsidiary Borrower such amount as shall at the time of such issuance or amendment be the administrative charge which the Issuing Agent is customarily charging for issuances of, or amendments of, letters of credit issued by it.

            (i) The Borrowers jointly and severally agree to pay to the Administrative Agent, for the account of the Administrative Agent, when and as due, such fees as have been, or are from time to time, separately agreed upon.

            (j) All computations of Fees shall be made in accordance with
Section 12.07(b).

            3.02 Voluntary Reduction of Commitments. (a) Upon at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) given by the Parent Borrower to the Administrative Agent at its Notice Office (which notice shall be deemed to be given on a certain day only if given before 11:00 A.M. (New York time) on such day and the Administrative Agent shall promptly transmit such notice to each of the Tranche 1 Lenders), the Parent Borrower shall have the right, without premium or penalty, to terminate or partially reduce the Total Unutilized Tranche 1 Commitment, provided that (x) any such reduction shall apply to permanently reduce the Total Unutilized Tranche 1 Commitment and to proportionately reduce the Tranche 1 Commitment of each Tranche 1 Lender, and (y) any partial reduction pursuant to this Section 3.02(a) shall be in integral multiples of at least $5,000,000.

            (b) Upon at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) given by the Parent Borrower to the Administrative Agent at its Notice Office (which notice shall be deemed to be given on a certain day only if given before 11:00 A.M. (New York time) on such day and the Administrative Agent shall promptly transmit such notice to each of the Tranche 2 Lenders), the Parent Borrower shall have the right, without premium or penalty, to terminate or partially reduce the Total Unutilized Tranche 2 Commitment, provided that (x) any such reduction shall apply to permanently reduce the Total

Unutilized Tranche 2 Commitment and to proportionately reduce the Tranche 2 Commitment of each Tranche 2 Lender, and (y) any partial reduction pursuant to this Section 3.02(b) shall be in integral multiples of at least $5,000,000.

            (c) Upon at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) given by the Parent Borrower to the Administrative Agent at its Notice Office (which notice shall be deemed to be given on a certain day only if given before 11:00 A.M. (New York time) on such day and the Administrative Agent shall promptly transmit such notice to each of the Tranche 3 Lenders), the Parent Borrower shall have the right, without premium or penalty, to terminate or partially reduce the Total Unutilized Tranche 3 Commitment, provided that (x) any such reduction shall apply to permanently reduce the Total Unutilized Tranche 3 Commitment and to proportionately reduce the Tranche 3 Commitment of each Tranche 3 Lender, and
(y) any partial reduction pursuant to this Section 3.02(c) shall be in integral multiples of at least $5,000,000.

            (d) Notwithstanding anything to the contrary contained in this
Section 3.02 or elsewhere in this Agreement, any reductions to each of the Total Unutilized Tranche 1 Commitment and the Total Unutilized Tranche 3 Commitment, made pursuant to Sections 3.02(a) or (c), respectively, shall be applied pro rata to the Total Tranche 1 Commitment and the Total Tranche 3 Commitment based on the Tranche 1 Revolving Percentage and the Tranche 3 Revolving Percentage, in each case as in effect at the time of any such reduction.

            3.03 Mandatory Reduction of Commitments. (a) The Total Commitment (and the Commitment of each Lender) shall be terminated at 5:00 p.m. (New York time) on the Expiration Date and the Original Credit Agreement shall continue in effect unless the Restatement Effective Date has occurred on or before such date.

            (b) Unless previously terminated pursuant to Section 3.02 or Section 3.03(a) above, the Total Commitment shall terminate at 9:00 A.M. on the Commitment Expiration Date.

            SECTION 4. Payments.

            4.01 Voluntary Prepayments.The Parent Borrower shall have the right to prepay Revolving Loans or Term Loans, without premium or penalty (except for amounts payable to Section 1.11), in whole or in part, from time to time on the following terms and conditions: (i) the Parent Borrower shall give the Administrative Agent at the Payment Office written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans, specifying whether such Loans are Tranche 1 Revolving Loans, Tranche 3 Revolving Loans, Tranche 1 Term Loans or Tranche 3 Term Loans, the amount of such prepayment and (in the case of Eurodollar Loans) the specific Borrowing(s) pursuant to which such Loans were made, which notice shall be received by the Administrative Agent
(x) in the case of Base Rate Loans, no later than 11:00 A.M. (New York time) one Business Day prior to the date of such prepayment, or (y) in the case of Eurodollar Loans, at least three Business Days prior to the date of such prepayment and which notice shall promptly be transmitted by the Administrative Agent to each of the Lenders; (ii) each partial prepayment shall be in an aggregate principal amount of at least $1,000,000, provided that no partial prepayment of any Loans shall reduce the aggregate principal amount of the Loans outstanding under a single Tranche to an amount less than

$1,000,000; (iii) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; (iv) prepayments of Eurodollar Loans made pursuant to this Section 4.01 may only be made on the last day of an Interest Period applicable thereto unless concurrently with such prepayment any payments required to be made pursuant to Section 1.11 as a result of such prepayment are made; (v) each prepayment of Revolving Loans pursuant to this Section 4.01 shall consist of a pro rata prepayment of Tranche 1 Revolving Loans and Tranche 3 Revolving Loans on the basis of the Tranche 1 Revolving Percentage and the Tranche 3 Revolving Percentage, in each case at the time of any such prepayment; and (vi) each prepayment of Term Loans pursuant to this
Section 4.01 shall consist of a pro rata prepayment of Tranche 1 Term Loans and Tranche 3 Term Loans based on the outstanding principal amount of such Term Loans at the time of any such prepayment.

            4.02 Mandatory Repayments. (a) If on any date prior to the Commitment Expiration Date, the sum of the aggregate outstanding principal amount of Tranche 1 Revolving Loans plus the Tranche 1 Letter of Credit Outstandings exceeds the Total Tranche 1 Commitment as then in effect, the Parent Borrower shall repay on such day the outstanding Tranche 1 Revolving Loans in an aggregate principal amount equal to the amount by which the aggregate outstanding principal amount of Tranche 1 Revolving Loans plus the Tranche 1 Letter of Credit Outstandings exceeds the Total Tranche 1 Commitment as then in effect. If, after giving effect to the prepayment of all outstanding Tranche 1 Revolving Loans, as set forth above, the Tranche 1 Letter of Credit Outstandings exceeds the Total Tranche 1 Commitment, the Parent Borrower shall pay, or cause one or more Borrowers to pay, to the Administrative Agent at the Payment Office on such date an amount of cash and/or Cash Equivalents equal to the amount of such excess, such cash and/or Cash Equivalents to be held as security for all obligations of the Borrowers to the Tranche 1 Lenders hereunder in a cash collateral account to be established by the Administrative Agent on terms reasonably satisfactory to the Administrative Agent.

            (b) If on any date prior to the Commitment Expiration Date, the Tranche 2 Letter of Credit Outstandings exceeds the Total Tranche 2 Commitment as then in effect, the Parent Borrower shall pay, or cause one or more Borrowers to pay, to the Administrative Agent at the Payment Office on such date an amount of cash and/or Cash Equivalents equal to the amount of such excess, such cash and/or Cash Equivalents to be held as security for all obligations of the Borrowers to the Tranche 2 Lenders hereunder in a cash collateral account to be established by the Administrative Agent on terms reasonably satisfactory to the Administrative Agent.

            (c) If on any date prior to the Commitment Expiration Date, the aggregate outstanding principal amount of Tranche 3 Revolving Loans exceeds the Total Tranche 3 Commitment as then in effect, the Parent Borrower shall repay on such day the outstanding Tranche 3 Revolving Loans in an aggregate principal amount equal to the amount by which the aggregate outstanding principal amount of Tranche 3 Revolving Loans exceeds the Total Tranche 3 Commitment as then in effect.

            (d) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (x) all outstanding Revolving Loans not converted to Term Loans pursuant to

Section 1.01(b) shall be repaid in full on the Commitment Expiration Date and
(y) all outstanding Term Loans shall be repaid in full on the Term Loan Maturity Date.

            (e) With respect to each prepayment of Loans required by Sections 4.02(a) and (c), the Parent Borrower may designate the Types of Loans of the respective Tranche which are to be prepaid and the specific Borrowing or Borrowings of the respective Tranche pursuant to which such Loans were made, provided that (i) if any prepayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than $1,000,000 for such Borrowing, then all Eurodollar Loans outstanding pursuant to such Borrowing shall be immediately converted into a Borrowing of Base Rate Loans and (ii) each prepayment of Loans made pursuant to the same Borrowing shall be applied pro rata among the Lenders which made such Loans. In the absence of a designation by the Parent Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

            4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement and the Notes shall be made to the Administrative Agent for the ratable account of the Lenders entitled thereto, not later than 11:00 A.M. (New York time) on the date when due and shall be made in immediately available funds and in lawful money of the United States of America at the Payment Office, it being understood that written, telex or facsimile notice by a Borrower to the Administrative Agent to make a payment from the funds in such Borrower's account at the Payment Office shall constitute the making of such payment to the extent of such funds held in such account. Any payments under this Agreement which are made later than 11:00 A.M. (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

            4.04 Net Payments. (a) All payments made by any Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively, as "Taxes"). If any Taxes are so levied or imposed, the Borrowers jointly and severally agree to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrowers jointly and severally agree to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income or net profits of such Lender, and franchise taxes imposed in lieu of taxes imposed on or measured by net income or net profits of a Lender, pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender, in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. The Borrowers will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrowers. The Borrowers jointly and severally agree to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

            (b) Each Lender that is issuing Letters of Credit for the account of a Designated Subsidiary Borrower organized under the laws of the United States (each, a "U.S. Borrower") and is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to deliver to each U.S. Borrower and the Administrative Agent on or prior to the date that such U.S. Borrower becomes a Designated Subsidiary Borrower pursuant to Section 1.14, or in the case of a Lender that is issuing Letters of Credit for the account of a U.S. Borrower and is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or Section 12.04 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, or in the case of an Additional Tranche 1 Lender that is issuing Letters of Credit to a U.S. Borrower (unless the respective Additional Tranche 1 Lender was already a Tranche 1 Lender hereunder immediately prior to such assignment of transfer), on such Additional Tranche 1 Commitment Date, (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) (or successor forms) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit D (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption) (or successor form) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender that is lending to a U.S. Borrower agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, such Lender will deliver to each U.S. Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form W-8ECI, Form W-8BEN (with respect to the benefits of any income tax treaty), or Form W-8BEN (with respect to the portfolio interest exemption) and a

Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify each U.S. Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this Section 4.04(b). Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 12.04(b) and the immediately succeeding sentence, (x) each U.S. Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to such U.S. Borrower, the U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) no U.S. Borrower shall be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States (I) if such Lender has not provided to such U.S. Borrower, the Internal Revenue Service Forms required to be provided to U.S. Borrower pursuant to this Section 4.04(b) or (II) in the case of a payment by the U.S. Borrowers, other than interest, to a Lender described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section
4.04 and except as set forth in Section 12.04(b), the Borrowers jointly and severally agree to pay any additional amounts and to indemnify each Lender in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such income or similar taxes.

            (c) Each Lender agrees to use reasonable efforts (consistent with legal and regulatory restrictions and subject to overall policy considerations of such Lender) to file any certificate or document or to furnish to any Borrower that is not a U.S. Borrower any information as reasonably requested by such Borrower that may be necessary to establish any available exemption from, or reduction in the amount of, any Taxes; provided, however, that nothing in this Section 4.04(c) shall require a Lender to disclose any confidential information (including, without limitation, its tax returns or its Tax calculations).

            SECTION 5. Conditions Precedent.

            5.01 Conditions Precedent to the Restatement Effective Date. This Agreement shall become effective on the date (the "Restatement Effective Date") on which each of the following conditions shall have been satisfied, or waived by the Required Lenders (determined immediately after the Restatement Effective
Date):

            (a) Execution of Agreement; Notes. On the Restatement Effective Date, (i) the Parent Borrower, each Initial Designated Subsidiary Borrower, the Administrative Agent, the Required Lenders (determined immediately prior to the Restatement Effective Date) and each

Lender (determined immediately after the Restatement Effective Date) shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent at its Notice Office or, in the case of the Original Lenders and the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written or facsimile transmission notice (actually received) at the Notice Office that the same has been signed and mailed to the Administrative Agent; and (ii) there shall have been delivered to the Administrative Agent for the account of each Lender that has requested the same the appropriate Note or Notes, executed by the Parent Borrower, in each case, in the amount, maturity and as otherwise provided herein.

            (b) Opinion of Counsel. On the Restatement Effective Date, the Administrative Agent shall have received (i) an opinion, in form and substance reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent and each of the Lenders and dated the Restatement Effective Date, from Skadden, Arps, Slate, Meagher & Flom LLP, special United States counsel to the Borrowers, which opinion shall cover the matters contained in Exhibit E-1 and (ii) an opinion, in form and substance reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent and each of the Lenders and dated the Restatement Effective Date, from Appleby, Spurling & Kempe, special Bermuda counsel to the Borrowers, which opinion shall cover the matters covered in Exhibit E-2.

            (c) Officers' Certificate; Corporate Proceedings. (i) On the Restatement Effective Date, the Administrative Agent shall have received, from the Parent Borrower and each Initial Designated Subsidiary Borrower, a certificate, dated the Restatement Effective Date, signed by the President or any Vice President of such Borrower, and attested to by another Authorized Officer of such Borrower, in the form of Exhibit F hereto with appropriate insertions and deletions, together with (x) copies of its certificate of incorporation, by-laws or other organizational documents and (y) the resolutions relating to the Credit Documents which shall be satisfactory to the Administrative Agent.

            (ii) On or prior to the Restatement Effective Date, all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including certificates of existence or good standing certificates, as applicable, and any other records of corporate proceedings and governmental approvals, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

            (d) Adverse Change, etc. Since December 31, 2002, nothing shall have occurred or become known to the Administrative Agent or the Required Lenders which has had, or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

            (e) Litigation. On the Restatement Effective Date, no actions, suits or proceedings by any entity (private or governmental) shall be pending against the Parent Borrower or any of its Subsidiaries (i) with respect to this Agreement, any other Document, the

Transaction or any of the transactions contemplated hereby or thereby or (ii) which has had, or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

            (f) Approvals, etc. On the Restatement Effective Date, all necessary governmental and third party approvals, permits and licenses in connection with the Transaction and the other transactions contemplated by the Documents and otherwise referred to herein or therein, shall have been obtained and remain in full force and effect.

            (g) Indebtedness, etc. On the Restatement Effective Date, the Parent Borrower and its Subsidiaries shall have no outstanding preferred stock or Indebtedness except (w) the Obligations, (x) the obligations under the Three-Year Term Loan Documents, (y) Indebtedness set forth on Annex V and (z) Indebtedness (on an individual basis) which has an outstanding principal balance of less than $5,000,000.

            (h) No Default; Representations and Warranties. On the Restatement Effective Date, there shall exist no Default or Event of Default, and all representations and warranties made by each Borrower contained herein or in any other Credit Document shall be true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

            (i) A.M. Best Rating. On the Restatement Effective Date, each Regulated Insurance Company shall have an A.M. Best financial strength rating of at least "B++".

            (j) Fees. On the Restatement Effective Date, the Borrowers shall have paid the Administrative Agent and the Lenders all fees, expenses (including, without limitation, legal fees and expenses) and other compensation contemplated by this Agreement and the other Credit Documents, agreed upon by such parties to be paid on or prior to the Restatement Effective Date.

            (k) Existing Covenants. On the Restatement Effective Date, prior to giving effect thereto, the Borrowers shall be in compliance with the covenants and agreements contained in Sections 6 and 7 of the Original Credit Agreement and there shall exist no Default or Event of Default thereunder.

            (l) Three-Year Term Loan Agreement Amendment. On the Restatement Effective Date, an amendment to the Three-Year Term Loan Agreement, in form and substance satisfactory to the Administrative Agent and the Required Lenders, shall have been entered into by the Parent Borrower and the Required Lenders (as defined in the Three-Year Term Loan Agreement).

            5.02 Conditions Precedent to All Loans and Letters of Credit. The obligation of each Lender to make each Loan and the obligation of the Issuing Agent to issue or amend any Letter of Credit is subject, at the time of the making of each such Loan or Letter of Credit issued or amended, to the satisfaction of the following conditions:

            (a) Restatement Effective Date. The Restatement Effective Date shall have occurred.

            (b) No Default; Representations and Warranties. (i) There shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of the making of such Loan or such issuance or amendment of a Letter of Credit, as the case may be (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

            (c) Notice of Borrowing. The Administrative Agent shall have received (i) a Notice of Borrowing meeting the requirements of Section 1.03(a) with respect to each incurrence of Revolving Loans and (ii) a Letter of Credit Request meeting the requirements of Section 2.02 with respect to each Letter of Credit to be issued.

            The occurrence of the Restatement Effective Date shall constitute a representation and warranty by each Borrower to the Administrative Agent and each of the Lenders that all the conditions specified in Section 5.01 exist as of that time. Thereafter, the acceptance of the benefits of each Loan and Letter of Credit shall constitute a representation and warranty by the respective Borrower to the Administrative Agent and each of the Lenders that the conditions specified in Section 5.02 exist as of that time. All of the Notes, certificates, legal opinion and other documents and papers referred to in this Section 5, unless otherwise specified, shall be delivered to the Administrative Agent at its Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall give the Parent Borrower and each Lender written notice that the Restatement Effective Date has occurred.

            SECTION 6. Representations, Warranties and Agreements. In order to induce the Lenders to enter into this Agreement and to make the Loans and issue or amend the Letters of Credit provided for herein, each Borrower hereby makes the following representations and warranties to, and agreements with, the Lenders, all of which shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of any Letters of Credit (with the making of each Loan and the issuance or amendment of each Letter of Credit being deemed to constitute a representation and warranty that the matters specified in this Section 6 are true and correct in all material respects on and as of the date of the making of such Loan or issuance or amendment of such Letter of Credit, as the case may be, unless such representation and warranty expressly indicates that it is being made as of any specific date in which case such representation and warranty shall be true and correct in all material respects only as of such specified date):

            6.01 Corporate Status. Each of the Parent Borrower and each of its Subsidiaries (i) is a duly organized and validly existing corporation or business trust or other entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage, and (ii) has been duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified, except, in the case of this clause (ii), where the failure to be so qualified, authorized or in good standing would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

            6.02 Corporate Power and Authority. Each Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents to which it is a party. Each Borrower has duly executed and delivered each Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

            6.03 No Contravention of Laws, Agreements or Organizational Documents. Neither the execution, delivery and performance by any Borrower of this Agreement or the other Documents to which it is a party nor compliance with the terms and provisions thereof, nor the consummation of the transactions contemplated therein, (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Parent Borrower or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material instrument to which the Parent Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation, by-laws or other organizational documents of the Parent Borrower or any of its Subsidiaries.

            6.04 Litigation and Contingent Liabilities. There are no actions, suits or proceedings pending or threatened in writing involving the Parent Borrower or any of its Subsidiaries (including, without limitation, with respect to this Agreement or any other Document) that have had, or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

            6.05 Use of Proceeds; Margin Regulations. (a) All proceeds of the Loans shall be utilized for the general corporate and working capital purposes of the Parent Borrower and its Subsidiaries.

            (b) Neither the making of any Loan hereunder or other Indebtedness or financing of any Borrower, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System and no part of the proceeds of any Loan or other Indebtedness or financing of any Borrower will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock.

            6.06 Approvals. Any order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, which is required to authorize or is required in connection with (i) the execution, delivery and performance of any Document or
(ii) the legality, validity, binding effect or enforceability of any Document, has been obtained.

            6.07 Investment Company Act. Neither the Parent Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

            6.08 Public Utility Holding Company Act. Neither the Parent Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            6.09 True and Complete Disclosure; Projections and Assumptions. All factual information (taken as a whole) heretofore or contemporaneously furnished by the Parent Borrower or any of its Subsidiaries to the Administrative Agent or any Lender in writing (including, without limitation, all information contained in the Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other factual information (taken as a whole with all other such information theretofore or contemporaneously furnished) hereafter furnished by any such Persons in writing to the Administrative Agent will be, true and accurate in all material respects on the date as of which such information is dated and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole with all other such information theretofore or contemporaneously furnished) not misleading at such time in light of the circumstances under which such information was provided. The projections contained in such materials are based on good faith estimates and assumptions believed by the Parent Borrower to be reasonable and attainable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results.

            6.10 Financial Condition; Financial Statements. (a) The consolidated balance sheet of the Parent Borrower for the fiscal year ended December 31, 2002 and the related consolidated statements of income, shareholders' equity and cash flows, reported on by Ernst & Young LLP, copies of which have been delivered to each of the Lenders, and the unaudited consolidated balance sheet of the Parent Borrower for its fiscal quarter ended March 31, 2003 and the related consolidated statements of income, shareholders' equity and cash flows, copies of which have been delivered to each of the Lenders, fairly present in all material respects, in each case, in conformity with GAAP or SAP, as applicable, consistently applied, the consolidated financial position and results of operations and cash flows of the Parent Borrower as of such dates and their consolidated results of operations and cash flows for such periods stated.

            (b) Since December 31, 2002, nothing has occurred which has had, or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

            6.11 Tax Returns and Payments. The Parent Borrower and its Subsidiaries (i) have timely filed with the appropriate taxing authority (taking into account any applicable extension within which to file) all material income and other material tax returns, domestic and foreign, required to be filed by the Parent Borrower and its Subsidiaries, and (ii) have paid all material taxes payable by them which have become due and assessments which have become due, except for those contested in good faith and adequately disclosed and fully provided for on the financial statements of the Parent Borrower and its Subsidiaries and for which adequate reserves have been established in accordance with GAAP and there is no action, suit, proceeding, investigation, audit or claim now pending or, to the best knowledge of the Parent Borrower or any of its Subsidiaries, proposed or threatened by any authority regarding taxes relating to the Parent Borrower or any of its Subsidiaries. Neither the Parent Borrower nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Parent Borrower or any of its Subsidiaries. No tax Liens have been filed and no claims are pending or, to the best knowledge of the Parent Borrower or any of its Subsidiaries, proposed or threatened with respect to any taxes, fees or other charges for any taxable period.

            6.12 Compliance with ERISA. (a) The Parent Borrower and its Subsidiaries and ERISA Affiliates have fulfilled their respective obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance with the applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or any Plan or Multiemployer Plan (other than to make contributions in the ordinary course of business).

            (b) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. All contributions required to be made with respect to a Foreign Pension Plan have been timely made. Neither the Parent Borrower nor any of its Subsidiaries has incurred any material obligation in connection with the termination of, or withdrawal from, any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the Parent Borrower's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities (any such excess a "value shortfall"), except for any such value shortfalls which have not had, or would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

            6.13 Subsidiaries. (a) Set forth in Annex III is a complete and correct list of all of the Subsidiaries of the Parent Borrower as of the Restatement Effective Date, together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding direct ownership interests in such Subsidiary and (iii) the percentage of ownership of such Subsidiary represented by such ownership interests. Except as disclosed in Annex III, each of the Parent Borrower and its Subsidiaries owns, free and clear of Liens, and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Annex III.

            (b) There are no restrictions on the Parent Borrower or any of its Subsidiaries which prohibit or otherwise restrict the transfer of cash or other assets from any Subsidiary of the Parent Borrower to the Parent Borrower, other than (i) prohibitions or restrictions existing under or by reason of this Agreement, the other Credit Documents or the Three Year Term Loan Documents,
(ii) prohibitions or restrictions existing under or by reason of Legal Requirements, and (iii) other prohibitions or restrictions which, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

            6.14 Capitalization. As of the Restatement Effective Date, the authorized capital stock of the Parent Borrower consists of (i) 120,000,000 shares, $1.00 par value per share, of which 63,663,185 Ordinary Shares and 138,815 Class A Shares are issued and outstanding. As of the Restatement Effective Date, all such outstanding shares of the Parent Borrower have been duly and validly issued and are fully paid and nonassessable. As of the Restatement Effective Date, neither the Parent Borrower nor any of its Subsidiaries has outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock except for options, warrants and grants outstanding in the aggregate amounts set forth on Annex IV.

            6.15 Indebtedness. The Parent Borrower and its Subsidiaries do not have any Indebtedness on the Restatement Effective Date other than (i) the Obligations, (ii) the obligations under the Three Year Term Loan Documents,
(iii) the Indebtedness listed on Annex V and (iv) Indebtedness (on an individual basis) which has an outstanding principal balance of less than $5,000,000.

            6.16 Compliance with Statutes, etc. The Parent Borrower and each of its Subsidiaries is in compliance with all applicable statutes, regulations, rules and orders of, and all applicable restrictions imposed by, and has filed or otherwise provided all material reports, data, registrations, filings, applications and other information required to be filed with or otherwise provided to, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including compliance with all applicable environmental laws), except where the failure to comply or file would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. All required regulatory approvals are in full force and effect on the date hereof, except where the failure of such approvals to be in full force and effect would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

            6.17 Insurance Licenses. There is (i) no Insurance License that is the subject of a proceeding for suspension, revocation or limitation or any similar proceedings, (ii) no sustainable basis for such a suspension, revocation or limitation, and (iii) no such suspension, revocation or limitation threatened by any Applicable Insurance Regulatory Authority, that, in each instance under
(i), (ii) and (iii) above, has had, or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No Regulated Insurance Company transacts any insurance business, directly or indirectly, in any jurisdiction where such business requires any Insurance License of an Applicable Insurance Regulatory Authority or such jurisdiction not validly maintained by such Regulated Insurance Company.

            6.18 Reinsurance Agreements. There are no material liabilities outstanding as of the Restatement Effective Date under any Reinsurance Agreement to which a Regulated Insurance Company is the ceding party. Each Reinsurance Agreement to which a Regulated Insurance Company is the ceding party is in full force and effect on the Restatement Effective Date.

            6.19 The Transaction. At the time of consummation thereof, the Transaction was (or will be) consummated in all material respects in accordance with the terms of the relevant Documents therefor and all applicable laws. At the time of consummation thereof, all material consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Transaction in accordance with the terms of the relevant Documents therefor and all applicable laws have been (or will be) obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the Transaction. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon any element of the Transaction or the performance by the Parent Borrower and its Subsidiaries of their respective obligations under the Documents and all applicable laws. All actions taken by the Parent Borrower and its Subsidiaries pursuant to or in furtherance of the Transaction have been (and will be) taken in all material respects in compliance with the respective Documents and applicable laws.

            SECTION 7. Affirmative Covenants. The Borrowers hereby covenant and agree that on and as of the Restatement Effective Date and thereafter, for so long as this Agreement is in effect and until the Commitments have terminated, no Letters of Credit or Notes are outstanding and the Loans and Unpaid Drawings, together with interest, Fees and all other Obligations (other than indemnities described in Section 12.12 which are not then owing) incurred hereunder, are paid in full:

            7.01 Information Covenants. The Parent Borrower will furnish to each
Lender:

            (a) Annual Financial Statements. As soon as available and in any event within 90 days after the close of each fiscal year of the Parent Borrower, the consolidated balance sheet of the Parent Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, operations, changes in stockholders' equity and cash flows of the Parent Borrower and its Subsidiaries for such fiscal year, setting forth in comparative form the consolidated figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of Ernst & Young LLP or other independent public accountants of recognized national standing selected by the Parent Borrower, which report shall state that such consolidated financial statements present fairly the consolidated financial position of each of the Parent Borrower and its Subsidiaries as at the dates indicated and the consolidated results of its operations and cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise specified in such report; provided any exceptions or qualifications thereto must be acceptable to the Required Lenders) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards.

            (b) Quarterly Financial Statements. As soon as available and in any event within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Parent Borrower, consolidated balance sheets of each of the Parent Borrower and its Subsidiaries as at the end of such period and the related consolidated statements of income, changes in stockholders' equity and cash flows of the Parent Borrower and its Subsidiaries for such period and (in the case of the second and third quarterly periods) for the period from the beginning of the current fiscal year to the end of such quarterly period, setting forth in each case in comparative form the consolidated figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified by the Chief Financial Officer of the Parent Borrower as presenting fairly, in accordance with GAAP (except as specifically set forth therein; provided any exceptions or qualifications thereto must be acceptable to the Required Lenders) on a basis consistent with such prior fiscal periods, the information contained therein, subject to changes resulting from normal year-end audit adjustments;

            (c) Officer's Certificates. At the time of the delivery of the financial statements provided for in Sections 7.01(a) and 7.01(b), a certificate of the Chief Financial Officer of the Parent Borrower to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth (i) the calculations required to establish whether the Parent Borrower and its Subsidiaries were in compliance with the provisions of Sections 8.09, 8.10 and 8.11, inclusive, as at the end of such fiscal year or quarter, as the case may be, and (ii) if delivered with the financial statements required by Section 7.01(a), the Consolidated Tangible Net Worth on such Financial Statement Delivery Date.

            (d) Notice of Default or Litigation. (x) Within five Business Days after any Borrower becomes aware of the occurrence of any Default, Event of Default and/or any event or condition constituting, or which would reasonably be expected to have a Material Adverse Effect, a certificate of an Authorized Officer of each Borrower setting forth the details thereof and the actions which the Borrowers are taking or proposes to take with respect thereto and (y) promptly after any Borrower knows of the commencement thereof, notice, of any litigation, dispute or proceeding involving a claim against the Parent Borrower and/or any Subsidiary which claim would reasonably be expected to have a Material Adverse Effect.

            (e) Other Statements and Reports. Promptly upon the mailing thereof to the security holders of the Parent Borrower generally, copies of all financial statements, reports and proxy statements so mailed.

            (f) SEC Filings. Promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Parent Borrower shall have filed with the SEC or any national securities exchange.

            (g) Insurance Reports and Filings. (i) Promptly after the filing thereof, a copy of each Statutory Statement filed by each Regulated Insurance Company.

            (ii) Promptly following the delivery or receipt, as the case may be, by any Regulated Insurance Company or any of their respective Subsidiaries, copies of (a) each material examination and/or audit report or other submitted to any Regulated Insurance Company by any Applicable Insurance Regulatory Authority, (b) all material information which the Lenders may from time to time request with respect to the nature or status of any material deficiencies or violations reflected in any examination report or other similar report, and (c) each material registration, filing, submission, report, order, direction, instruction, approval, authorization, license or other notice which any Borrower or any Regulated Insurance Company may at any time make with, or receive from, any Applicable Insurance Regulatory Authority.

            (iii) Upon the written request of any Lender, a report by an independent actuarial consulting firm of recognized national standing reviewing the adequacy of loss and loss adjustment expense reserves as at the end of the last fiscal year of each Regulated Insurance Company, determined in accordance with SAP, and stating an estimated amount of minimum reserves, it being agreed that in each case (i) such independent firm will be provided access to or copies of all relevant valuations relating to the insurance business of each such Regulated Insurance Company in the possession of or available to the Parent Borrower or its Subsidiaries and (ii) any Lender requesting a report pursuant to this Section 7.01(g)(iii) shall have executed a confidentiality agreement with such independent actuarial consulting firm.

            (iv) Promptly following notification thereof from a Governmental Authority, notification of the suspension, limitation, termination or non-renewal of, or the taking of any other action in respect of, any material Insurance License.

            (h) Other Information. With reasonable promptness, such other information or existing documents (financial or otherwise) as the Administrative Agent or any Lender may reasonably request from time to time.

            7.02 Books, Records and Inspections. The Borrowers will (i) keep, and will cause each of their respective Subsidiaries to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP or SAP, as applicable, shall be made of all dealings and transactions in relation to its business and activities; and (ii) subject to Section 12.14, permit, and will cause each of their respective Subsidiaries to permit, representatives of any Lender at such Lender's expense prior to the occurrence and during the continuance of an Event of Default and at the Borrowers' expense after the occurrence of an Event of Default to visit and inspect any of their respective properties, to examine their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrowers agree to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.

            7.03 Insurance. Each Borrower will maintain, and will cause each of its Subsidiaries to maintain (either in the name of such Borrower or in such Subsidiary's own name) with financially sound and reputable insurance companies, insurance on all their property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar businesses.

            7.04 Payment of Taxes. Each Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, in each case, on a timely basis prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of such Borrower or any of its Subsidiaries; provided that, neither any Borrower nor any Subsidiary of any Borrower shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

            7.05 Maintenance of Existence. Each Borrower shall maintain, and shall cause each of its Material Subsidiaries to maintain, its existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained. Each Borrower will qualify and remain qualified, and cause each of its Subsidiaries to qualify and remain qualified, as a foreign corporation in each jurisdiction, except these jurisdictions in which the failure to receive or retain such qualifications would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Notwithstanding anything to the contrary contained in this Section 7.05, the Borrowers and their respective Subsidiaries may purchase and sell assets to the extent permitted under Section 8.02.

            7.06 Compliance with Statutes, etc. The Borrowers will, and will cause each Subsidiary to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) other than those the non-compliance with which would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

            7.07 ERISA. As soon as possible and, in any event, within (10) days after the Parent Borrower, any of its Subsidiaries or any of its ERISA Affiliates knows or has reason to know that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan or Foreign Pension Plan have occurred or exist, a certificate of the Chief Financial Officer of the Parent Borrower setting forth details respecting such event or condition and the action if any, that the Parent Borrower, such Subsidiary or such ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC or an applicable foreign governmental agency by the Parent Borrower, such Subsidiary or such ERISA Affiliate with respect to such event or condition):

            (i) any reportable event, as defined in subsections (c)(1), (2), (5) and (6), and subsection (d)(2) of Section 4043 of ERISA and the regulations issued thereunder, with respect to a Plan;

            (ii) the filing under Section 4041(c) of ERISA of a notice of intent to terminate any Plan under a distress termination or the distress termination of any Plan;

            (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Parent Borrower, any of its Subsidiaries or any of its ERISA Affiliates of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

            (iv) the receipt by the Parent Borrower, any of its Subsidiaries or any of its ERISA Affiliates of notice from a Multiemployer Plan that the Parent Borrower, any of its Subsidiaries or any of its ERISA Affiliates has incurred withdrawal liability under Section 4201 of ERISA in excess of $5,000,000 or that such Multiemployer Plan is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA whereby a deficiency or additional assessment is levied or threatened to be levied against a Borrower, any of its Subsidiaries or any of its ERISA Affiliates;

            (v) the institution of a proceeding by a fiduciary of any Plan or Multiemployer Plan against the Parent Borrower, any of its Subsidiaries or any of its ERISA Affiliates to enforce Section 515 or 4219(c)(5) of ERISA, which proceeding is not dismissed within 30 days; and

            (vi) that any material contribution required to be made with respect to a Foreign Pension Plan has not been timely made, or that the Parent Borrower or any Subsidiary of the Parent Borrower may incur any material liability pursuant to any Foreign Pension Plan.

            7.08 Maintenance of Property. Each Borrower shall, and will cause each of its Subsidiaries to, maintain all of their properties and assets in good condition, repair and working order, ordinary wear and tear excepted, except where failure to maintain the same would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

            7.09 Maintenance of Licenses and Permits. Each Borrower will, and will cause each of its Subsidiaries to, maintain all permits, licenses and consents as may be required for the conduct of its business by any state, federal or local government agency or instrumentality, except where failure to maintain the same would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

            7.10 Claims Paying Ratings. The Borrowers shall cause each Regulated Insurance Company which has a claims paying rating from A.M. Best Co. (or its successor) to maintain at all times a claims-paying rating of at least "B++" from A.M. Best & Co. (or its successor).

            7.11 End of Fiscal Years; Fiscal Quarters. The Parent Borrower will cause (i) each of its, and each of its Subsidiaries', fiscal years to end on December 31 of each year and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on dates which are consistent with a fiscal year end as described above.

            SECTION 8. Negative Covenants. The Borrowers hereby covenant and agree that on and as of the Restatement Effective Date and thereafter, for so long as this Agreement is in effect and until the Commitments have terminated, no Letters of Credit or Notes are outstanding and the Loans and Unpaid Drawings together with interest, Fees and all other Obligations (other than indemnities described in Section 12.12 which are not then owing) incurred hereunder, are paid in full:

            8.01 Changes in Business. The Parent Borrower will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than substantially the same lines of business in which they are engaged on the Restatement Effective Date and reasonable extensions thereof and other businesses that are complimentary or reasonably related thereto.

            8.02 Consolidations, Mergers, Sales of Assets and Acquisitions. (a) The Parent Borrower will not, and will not permit any of its Subsidiaries to, consolidate or merge with or into any other Person, provided that (i) any Borrower may merge with another Person if (x) such Borrower is the corporation surviving such merger (it being understood and agreed that in the case of a merger between a Designated Subsidiary Borrower and the Parent Borrower the survivor corporation of such merger shall be the Parent Borrower) and (y) immediately after giving effect to such merger, no Default or Event of Default shall have occurred and be continuing, and (ii) Subsidiaries of the Parent Borrower may merge with one another (subject, in the case of mergers involving Designated Subsidiary Borrowers, to compliance with the preceding clause (i)).

            (b) No Borrower will, nor will it permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily (any of the foregoing being referred to in this Section 8.02(b) as a "Disposition" and any series of related Dispositions constituting but a single Disposition), any of its properties or assets, tangible or intangible (including but not limited to sale, assignment, discount or other disposition of accounts, contract rights, chattel paper or general intangibles with or without recourse), except (i) to the extent that the fair market value of the assets affected by any Disposition or Dispositions (as determined in good faith by the Board of Directors of the Parent Borrower), when added to the fair market value of the assets affected by any such other Disposition or Dispositions previously consummated during the same fiscal year of the Parent Borrower (as determined in good faith by the Board of Directors of the Parent Borrower), does not constitute more than 15% of the consolidated assets of the Parent Borrower and its Subsidiaries as of the last day of the most recently ended fiscal year of the Parent Borrower and (ii) any Subsidiary of the Parent Borrower may make a Disposition of any of its properties or assets to the Parent Borrower, ESI or any Wholly-Owned Subsidiary of the Parent Borrower.

            (c) No Borrower will, nor will it permit any of its Subsidiaries to, acquire all or substantially all of the capital stock or assets of another Person unless at such time and immediately after giving effect thereto no Default or Event of Default exists or would result therefrom.

            8.03 Liens. Neither the Parent Borrower nor any of its Subsidiaries will permit, create, assume, incur or suffer to exist any Lien on any asset tangible or intangible now owned or hereafter acquired by it, except:

            (a) Liens existing on the Effective Date and listed on Annex VII;

            (b) Liens not securing Indebtedness which are incurred in the ordinary course of business;

            (c) Liens securing repurchase agreements constituting a borrowing of funds by the Parent Borrower or any Subsidiary of the Parent Borrower in the ordinary course of business for liquidity purposes and in no event for a period exceeding 90 days in each case;

            (d) Liens arising pursuant to purchase money mortgages, capital leases or security interests securing Indebtedness representing the purchase price (or financing of the purchase price within 90 days after the respective purchase) of assets acquired after the Effective Date;

            (e) Liens on any asset of any Person existing at the time such Person is merged or consolidated with or into the Parent Borrower or any of its Subsidiaries and not created in contemplation of such event;

            (f) Liens arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of the clauses of this Section 8.03, provided that such Indebtedness is not increased and is not secured by any additional assets;

            (g) Liens securing obligations owed by the Parent Borrower to any of its Subsidiaries or owed by any Subsidiary of the Parent Borrower to the Parent Borrower or any Subsidiary of the Parent Borrower, in each case solely to the extent that such Liens are required by an Applicable Insurance Regulatory Authority for such Person to maintain such obligations;

            (h) Liens on investments and cash balances of any Regulated Insurance Company securing obligations of such Regulated Insurance Company in respect of trust arrangements formed in the ordinary course of business for the benefit of cedents to secure reinsurance recoverables owed to them by such Regulated Insurance Company; and

            (i) Liens not otherwise permitted by the foregoing clauses of this
      Section 8.03 securing Indebtedness in an aggregate principal amount not at any time exceeding 10% of Consolidated Tangible Net Worth.

            8.04 Indebtedness. (a) The Parent Borrower will not, create, incur, assume or permit to exist any Indebtedness, or agree, become or remain liable (contingent or otherwise) to do any of the foregoing, except for the Obligations, the obligations under the Three-Year Term

Loan Documents and other Indebtedness which is either pari passu with, or subordinated in right of payment to, the Obligations.

            (b) The Parent Borrower will not permit any of its Subsidiaries to create, incur, assume or permit to exist any Indebtedness, or agree, become or remain liable (contingent or otherwise) to do any of the foregoing, except for the Obligations.

            8.05 Issuance of Stock. The Parent Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly issue, sell, assign, pledge, or otherwise encumber or dispose of any shares of its preferred or preference equity securities or options to acquire preferred or preference equity securities, except the issuance of preferred or preference equity securities, so long as (x) no part of such preferred or preference equity securities is mandatorily redeemable (whether on a scheduled basis or as a result of the occurrence of any event or circumstance) prior to the first anniversary of the final scheduled maturity date under the Three-Year Term Loan Agreement and (y) such preferred or preference equity securities do not contain any financial performance related covenants or incurrence covenants which restrict the operations of the issuer thereof.

            8.06 Dissolution. No Borrower shall suffer or permit dissolution or liquidation either in whole or in part, except through corporate reorganization to the extent permitted by Section 8.02.

            8.07 Restricted Payments. The Parent Borrower will not declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Equity Interests in the Parent Borrower, if, in any case referred to above, a Default or Event of Default shall have occurred and be continuing at the time of such action or would result therefrom.

            8.08 Transactions with Affiliates. Neither the Parent Borrower nor any of its Subsidiaries shall enter into or be a party to, a transaction with any Affiliate of the Parent Borrower or such Subsidiary (which Affiliate is not the Parent Borrower or a Subsidiary), except transactions with Affiliates in good faith in the ordinary course of business consistent with past practice and on terms no less favorable to the Parent Borrower or such Subsidiary than those that could have been obtained in a comparable transaction on an arm's length basis from an unrelated Person.

            8.09 Maximum Leverage Ratio. The Parent Borrower will not permit the Leverage Ratio at any time to be greater than 0.35:1.00.

            8.10 Minimum Consolidated Tangible Net Worth. The Parent Borrower will not permit Consolidated Tangible Net Worth to be less than $1,000,000,000 at any time.

            8.11 Unencumbered Liquid Assets. The Parent Borrower will not at any time permit the sum of (i) cash held by the Parent Borrower and/or any of its Subsidiaries plus (ii)

Cash Equivalents held by the Parent Borrower and/or any of its Subsidiaries plus
(iii) Investment Grade Securities held by the Parent Borrower and/or any of its Subsidiaries to be reduced to an aggregate amount of less than the greater of
(A) $400,000,000 and (B) the sum of, without duplication, (x) the stated amount of all outstanding letters of credit issued for the account of the Parent Borrower and/or any of its Subsidiaries plus (y) the aggregate outstanding principal amount of all Indebtedness for borrowed money of the Parent Borrower and its Subsidiaries that is either subject to a Lien and/or not subordinated in right of payment to the Obligations.

            8.12 Private Act. No Borrower will become subject to a Private Act.

            SECTION 9. Events of Default. Upon the occurrence of any of the following specified events (each, an "Event of Default"):

            9.01 Payments. Any Borrower shall (i) default in the payment when due of any principal of any Loan or any Note, (ii) default, and such default shall continue for three or more Business Days, in the payment when due of any interest on any Loan or any Note or any Fees or (iii) default in the prompt payment following notice or demand in respect of any other amounts owing hereunder or under any other Credit Document; or

            9.02 Representations, etc. Any representation, warranty or material statement made or deemed made by any Borrower herein or in any other Credit Document or in any certificate or material statement delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

            9.03 Covenants. Any Borrower shall (a) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 7.01(d), Section 7.02(ii), Section 7.05 (with respect to the first sentence of Section 7.05 only), Section 7.10 or Section 8, or (b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 9.01 or clause (a) of this Section 9.03) contained in this Agreement and such default shall continue unremedied for a period of at least 45 days; or

            9.04 Default Under Other Agreements. (a) The Parent Borrower or any of its Subsidiaries shall (i) default in any payment with respect to Indebtedness (other than the Obligations) in excess of $20,000,000 individually or in the aggregate, for the Parent Borrower and its Subsidiaries, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice of acceleration, or any lapse of time prior to the effectiveness of any notice of acceleration, is required), any such Indebtedness to become due prior to its stated maturity; or
(b) Indebtedness of the Parent Borrower or its Subsidiaries in excess of $20,000,000 shall be declared to be due and payable other than in accordance with the terms of such Indebtedness or required to be prepaid, other than by a regularly scheduled required prepayment or as a mandatory prepayment (unless such required prepayment or mandatory prepayment results from a default thereunder or an event of the type that constitutes an Event of Default), prior to the stated maturity thereof; or

            9.05 Bankruptcy, etc. The Parent Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Parent Borrower or any of its Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Parent Borrower or any of its Subsidiaries; or the Parent Borrower or any of its Subsidiaries commences (including by way of applying for or consenting to the appointment of, or the taking of possession by, a rehabilitator, receiver, custodian, trustee, conservator or liquidator (collectively, a "conservator") of itself or all or any substantial portion of its property) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation, rehabilitation, supervision, conservatorship or similar law of any jurisdiction or the Bermuda Companies Law whether now or hereafter in effect relating to the Parent Borrower or any of its Subsidiaries; or any such proceeding is commenced against (a) any Regulated Insurance Company which is engaged in the business of underwriting insurance and/or reinsurance in the United States, or (b) the Parent Borrower or any of its Subsidiaries (other than (x) any Regulated Insurance Company described in the immediately preceding clause (a)) to the extent such proceeding is consented to by such Person, and in the case of either clause (a) or (b) remains undismissed for a period of 60 days; or the Parent Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or (a) any Regulated Insurance Company which is engaged in the business of underwriting insurance and/or reinsurance in the United States suffers any appointment of any conservator or the like for it or any substantial part of its property, or (b) the Parent Borrower or any of its Subsidiaries (other than any Regulated Insurance Company described in the immediately preceding clause (a)) suffers any appointment of any conservator or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Parent Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Parent Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

            9.06 ERISA. (a) An event or condition specified in Section 7.07 shall occur or exist with respect to any Plan or Multiemployer Plan or Foreign Pension Plan, (b) a Borrower, any of its Subsidiaries or any of its ERISA Affiliates shall fail to pay when due any material amount which they shall have become liable to pay to the PBGC or to a Plan or a Multiemployer Plan under Title IV of ERISA, or (c) a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Plan must be terminated, and, in any of the foregoing cases, as a result of such event or condition, together with all such other events or conditions, the Parent Borrower, any of its Subsidiaries or any of its ERISA Affiliates shall be reasonably likely in the opinion of the general counsel of such Borrower to (i) in the case of the foregoing clauses (a) and (b) of this Section 9.06, incur a liability to a Plan, a Multiemployer Plan, a Foreign Pension Plan or PBGC (or any combination of the foregoing) or (ii) in the case of the foregoing clause
(c) of this Section 9.06, incur a liability to a Plan, Multiemployer Plan, a

Foreign Pension Plan or PBGC (or any combination of the foregoing) in excess of $20,000,000; or

            9.07 Judgments. One or more judgments or decrees shall be entered against the Parent Borrower or any of its Subsidiaries involving a liability, net of undisputed reinsurance, of $20,000,000 or more in the case of any one such judgment or decree or in the aggregate for all such judgments and decrees for the Parent Borrower and its Subsidiaries and any such judgments or decrees shall not have been vacated, discharged, satisfied, stayed or bonded pending appeal within 60 days from the entry thereof; or

            9.08 Insurance Licenses. Any one or more Insurance Licenses of the Parent Borrower or any of its Subsidiaries shall be suspended, limited or terminated or shall not be renewed, or any other action shall be taken by any Governmental Authority, and such action would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; or

            9.09 Parent Borrower Guaranty. The Parent Borrower Guaranty shall terminate or cease, in whole or part, to be a legally valid and binding obligation of the Parent Borrower, or the Parent Borrower, or any Person acting for or on behalf of the Parent Borrower, shall contest such validity or binding nature of the Parent Borrower Guaranty, or any other Person shall assert any of the foregoing; or

            9.10 Ownership. A Change of Control shall occur;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Required Lenders, by written notice to the Parent Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against any Borrower, except as otherwise specifically provided for in this Agreement (provided that if an Event of Default specified in Section 9.05 shall occur with respect to any Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately and any Facility Fees and Utilization Fees shall forthwith become due and payable without any other notice of any kind, (ii) declare the principal of, and any accrued interest in respect of, all Loans and all Obligations owing hereunder and under the other Credit Documents to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower, (iii) terminate any Letter of Credit or give a Notice of Non-Extension in respect thereof if permitted in accordance with its terms, and
(iv) direct the applicable Borrower to pay (and the applicable Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 9.05, to pay) to the Administrative Agent at the Payment Office an amount of cash to be held as security for the respective Borrower's reimbursement obligations in respect of all Letters of Credit then outstanding which were issued for the account of such Borrower, equal to the aggregate Stated Amount of all such Letters of Credit at such time. Notwithstanding the foregoing, the Administrative Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Lenders.

            SECTION 10. Definitions. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

            "Additional Tranche 1 Commitment" shall mean, for each Additional Tranche 1 Lender, any commitment provided by such Additional Tranche 1 Lender pursuant to Section 1.15, in such amount as agreed to by such Additional Tranche 1 Lender in the respective Additional Tranche 1 Commitment Agreement; provided that on the Additional Tranche 1 Commitment Date upon which an Additional Tranche 1 Commitment of any Additional Tranche 1 Lender becomes effective, such Additional Tranche 1 Commitment of such Additional Tranche 1 Lender shall (x) in the case of an existing Tranche 1 Lender be added to (and thereafter become a part of) the existing Tranche 1 Commitment of such existing Tranche 1 Lender for all purposes of this Agreement as contemplated by Section 1.15 and (y) in the case of a new Tranche 1 Lender, be converted to a Tranche 1 Commitment and become a Tranche 1 Commitment for all purposes of this Agreement as contemplated by Section 1.15.

            "Additional Tranche 1 Commitment Agreement" shall mean an Additional Tranche 1 Commitment Agreement substantially in the form of Exhibit J (appropriately completed).

            "Additional Tranche 1 Commitment Date" shall mean each date upon which an Additional Tranche 1 Commitment under an Additional Tranche 1 Commitment Agreement becomes effective as provided in Section 1.15.

            "Additional Tranche 1 Lender" shall have the meaning provided in
Section 1.15(b).

            "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Administrative Agent appointed pursuant to Section 11.09.

            "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person, provided, that a Person shall not be deemed to be an Affiliate solely as a result of a title or position held by such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

            "Agreement" shall mean this Credit Agreement, as the same may be from time to time modified, amended and/or supplemented.

            "Applicable Insurance Regulatory Authority" shall mean, when used with respect to any Regulated Insurance Company, the insurance department or similar administrative author-ity or agency located in (x) each state in which such Regulated Insurance Company is domiciled or (y) to the extent asserting regulatory jurisdiction over such Regulated Insurance Company, the insurance department, authority or agency in each state in which such Regulated Insurance Company is licensed, and shall include any Federal insurance regulatory department, authority or agency that may be created and that asserts regulatory jurisdiction over such Regulated Insurance Company.

            "Applicable Margin" shall mean (x) in respect of Revolving Loans (A) maintained as Base Rate Loans, 0% and (B) maintained as Eurodollar Loans, 0.40%,
(y) in respect of Term Loans (A) maintained as Base Rate Loans, 0.25% and (B) maintained as Eurodollar Loans, 0.65% and (z) in respect of Facility Fees, 0.10%. It is understood and agreed that the new "Applicable Margins" included in the first sentence of this definition shall be effective for all purposes of this Agreement on and after the Restatement Effective Date, but not for periods prior to the Restatement Effective Date.

            "Assignment Agreement" shall mean an Assignment Agreement in the form of Exhibit G (appropriately completed).

            "Authorized Officer" shall mean any senior officer of a Borrower designated as such in writing by such Borrower to, and found acceptable by, the Administrative Agent.

            "Bankruptcy Code" shall have the meaning provided in Section 9.05.

            "Base Rate" at any time shall mean the higher of (x) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate and (y) the Prime Lending Rate as in effect from time to time.

            "Base Rate Loans" shall mean each Loan bearing interest at the rates provided in Section 1.08(a).

            "Bermuda Companies Law" shall mean the Companies Act 1981 of Bermuda and other relevant Bermuda law.

            "Borrower" or "Borrowers" shall mean the Parent Borrower, the Initial Designated Subsidiary Borrowers and each Person which is designated as a Designated Subsidiary Borrower after the Restatement Effective Date in accordance with Section 1.14. For the purposes of Sections 5, 6, 7, 8 and 9 (including the defined terms used therein) any reference to "Borrower" or "Borrowers" shall also mean, and include, the Parent Borrower in its capacity as guarantor under Section 13.

            "Borrowing" shall mean the incurrence of one Type of Loan of a single Tranche hereunder by the Parent Borrower from all of the Lenders of the respective Tranche on a pro rata basis on a given date (or resulting from a conversion or conversions on such date), having in the case of Eurodollar Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to
Section 1.10(b) shall be considered part of any related Borrowing of Eurodollar Loans.

            "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day, excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close, and
(ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in U.S. dollar deposits in the interbank Eurodollar market.

            "Capital Optimization" shall mean the return of up to $200,000,000 of capital to the shareholders of the Parent Borrower either through (x) the declaration of a dividend or (y) the repurchase of certain of its outstanding equity interests held by its existing shareholders.

            "Capital Optimization Documents" shall mean all documents executed and delivered with respect to the Capital Optimization, as in effect on the Effective Date and as the same may be modified, supplemented, restated and/or amended from time to time in accordance with the terms hereof and thereof.

            "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any State thereof, the District of Columbia or any foreign jurisdiction having capital, surplus and undivided profits aggregating in excess of $200,000,000, with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause
(ii) above, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and in each case maturing not more than one year after the date of acquisition by such Person, (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above.

            "Change of Control" shall mean the occurrence of any of the following events or conditions: (a) any Person or group of Persons (as used in Sections 13 and 14 of the Securities Exchange Act of 1934, and the rules and regulations thereunder), other than one or more Initial Lead Investors and their respective affiliates, shall have become the beneficial owner (as defined in rules promulgated by the SEC) of more than 35% of the voting securities of the Parent Borrower; or (b) a majority of the members of the Parent Borrower's board of directors are persons who are then serving on the board of directors without having been elected by the board of directors or having been nominated for election by its shareholders.

            "Claims" shall have the meaning provided in Section 12.01.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the

Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

            "Commitment" shall mean, collectively, the Tranche 1 Commitments, the Tranche 2 Commitments and the Tranche 3 Commitments.

            "Commitment Expiration Date" shall mean August 6, 2004.

            "Consolidated Indebtedness" shall mean, as of any date of determination, (i) all Indebtedness for borrowed money of the Parent Borrower and its Subsidiaries at such time determined on a consolidated basis in accordance with GAAP plus (ii) any Indebtedness for borrowed money of any other Person as to which the Parent Borrower and/or any of its Subsidiaries has created a guarantee or other Contingent Obligation (but only to the extent of such guarantee or other Contingent Obligation). For the avoidance of doubt, "Consolidated Indebtedness" shall not include any contingent obligations of any Person under or in connection with letters of credit or similar facilities so long as no drawings or payments have been made in respect thereof.

            "Consolidated Net Worth" shall mean, as of any date of determination, the Net Worth of the Parent Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP after appropriate deduction for any minority interests in Subsidiaries.

            "Consolidated Tangible Net Worth" shall mean, as of the date of any determination, Consolidated Net Worth of the Parent Borrower and its Subsidiaries on such date less the amount of all intangible items included therein, including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, brand names and write-ups of assets.

            "Consolidated Total Capital" shall mean, as of any date of determination, the sum of (i) Consolidated Indebtedness and (ii) Consolidated Net Worth at such time.

            "Contingent Obligations" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or
(ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include (x) endorsements of instruments for deposit or collection in the ordinary course of business or (y) obligations of any Regulated Insurance Company under Insurance Contracts, Reinsurance Agreements or Retrocession Agreements. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

            "Credit Documents" shall mean this Agreement, the Notes, each Assignment Agreement, each DSB Assumption Agreement and all other documents, instruments and agreements entered into in connection herewith or therewith.

            "Default" shall mean any event, act or condition which, with notice or lapse of time, or both, would constitute an Event of Default.

            "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

            "Designated Subsidiary Borrower" shall mean (w) ESI, (x) EUHC, (y) ERCA and (z) each Person which is designated as an additional Designated Subsidiary Borrower after the Restatement Effective Date in accordance with
Section 1.14.

            "Dispositions" shall have the meaning provided in Section 8.02(b).

            "Documents" shall mean, collectively, (i) the Credit Documents and
(ii) the Three-Year Term Loan Documents.

            "Dollar" and the sign "$" shall each mean freely transferable lawful money of the United States.

            "DSB Assumption Agreement" shall mean an assumption agreement in the form of Exhibit H.

            "Effective Date" shall mean the "Effective Date" under, and as defined in, the Original Credit Agreement.

            "Equity Interests" shall mean, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

            "ERCA" shall mean Endurance Reinsurance Corporation of America, a corporation organized under the laws of the State of New York.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations promulgated and rulings issued thereunder.

Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

            "ERISA Affiliate" shall mean any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Parent Borrower or any of its Subsidiaries or is under common control (within the meaning of Section 414(c) of the Code) with the Parent Borrower or any of its Subsidiaries.

            "ESI" shall mean Endurance Specialty Insurance Ltd., a company organized under the laws of Bermuda.

            "EUHC" shall mean Endurance U.S. Holdings Corp., a corporation organized under the laws of Delaware.

            "Eurodollar Loans" shall mean each Loan bearing interest at the rates provided in Section 1.08(b).

            "Eurodollar Rate" shall mean, with respect to each Interest Period for a Eurodollar Loan, (i) the rate per annum that appears on page 3750 of the Dow Jones Telerate Screen (or any successor page) for Dollar deposits with maturities comparable to such Interest Period as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period or, if such a rate does not appear on page 3750 of the Dow Jones Telerate Screen (or any successor page), the offered quotations to first-class banks in the London interbank market by JPMorgan Chase Bank for Dollar deposits of amounts in same day funds comparable to the outstanding principal amount of such Dollar denominated Loan with maturities comparable to such Interest Period determined as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

            "Event of Default" shall have the meaning provided in Section 9.

            "Existing Revolving Loans" shall mean the "Revolving Loans" outstanding (and as defined in) the Original Credit Agreement prior to the Restatement Effective Date.

            "Existing Tranche 1 Letter of Credit" shall have the meaning provided in Section 2A.08(a).

            "Existing Tranche 2 Letter of Credit" shall have the meaning provided in Section 2B.08(a).

            "Expiration Date" shall mean August 8, 2003.


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            "Facility Fees" shall mean, collectively, the Tranche 1 Facility
Fee, the Tranche 2 Facility Fee and the Tranche 3 Facility Fee.

            "Federal Funds Effective Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected in good faith by the Administrative Agent.

            "Fees" shall mean all amounts payable pursuant to, or referred to in, Section 3.01.

            "Final Maturity Date" shall mean August 5, 2005.

            "Financial Statement Delivery Date" shall mean each date upon which the respective officer's certificate is delivered pursuant to Section 7.01(c) (together with the related financial statements pursuant to Section 7.01(a)).

            "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the Parent Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the Parent Borrower or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

            "GAAP" shall mean generally accepted accounting principles in the United States of America; it being understood and agreed that determinations in accordance with GAAP for purposes of Section 8, including defined terms as used therein, are subject (to the extent provided therein) to Section 12.07(a).

            "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any Applicable Insurance Regulatory Authority.

            "Guaranteed Creditors" shall mean and include each of the Administrative Agent, the Lenders and the Issuing Agent.

            "Indebtedness" of any Person shall mean, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed, (v) all capitalized lease obligations of such Person, (vi) all obligations of such

Person under Interest Rate Protection Agreements and (vii) all Contingent Obligations of such Person with respect to any of the foregoing; provided that, Indebtedness shall not include (x) trade payables (including payables under insurance contracts and reinsurance payables) and accrued expenses, in each case arising in the ordinary course of business and (y) obligations with respect to Policies.

            "Initial Designated Subsidiary Borrowers" shall mean those Designated Subsidiary Borrowers set forth in clauses (u) through (y), inclusive, of the definition thereof.

            "Insurance Business" shall mean one or more aspects of the business of selling, issuing or underwriting insurance or reinsurance.

            "Insurance Contract" shall mean any insurance contract or policy issued by a Regulated Insurance Company but shall not include any Reinsurance Agreement or Retrocession Agreement.

            "Insurance Licenses" shall mean, with respect to each Regulated Insurance Company, licenses (including, without limitation, licenses or certificates of authority from Applicable Insurance Regulatory Authorities), permits or authorizations to transact insurance and reinsurance business held by such Regulated Insurance Company.

            "Interest Period" shall mean, with respect to any Eurodollar Loan, the interest period applicable thereto, as determined pursuant to Section 1.09.

            "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

            "Intermediate Holding Companies" shall mean, collectively, (x) EUHC and (y) any other Subsidiary of the Parent Borrower that is designated as an additional Designated Subsidiary Borrower after the Restatement Effective Date and is a "holding company" (i.e. such Designated Subsidiary Borrower does not own any material assets other than the equity interests of its direct Subsidiaries).

            "Investment Grade Securities" shall mean and include (i) U.S. Government Obligations (other than Cash Equivalents), (ii) debt securities or debt instruments with a rating of BBB- or higher by S&P, Baa3 or higher by Moody's, Class (2) or higher by NAIC or the equivalent of such rating by S&P, Moody's or NAIC, or if none of S&P, Moody's and NAIC shall then exist, the equivalent of such rating by any other nationally recognized securities rating agency, but excluding any debt securities or instruments constituting loans or advances among the Parent Borrower and its Wholly-Owned Subsidiaries, and (iii) any fund investing exclusively in investments of the type described in clauses
(i) and (ii) which funds may also hold immaterial amounts of cash pending investment and/or distribution.

            "Issuing Agent" shall mean JPMorgan Chase Bank.

            "Legal Requirements" shall mean all applicable laws, rules and regulations made by any governmental body or regulatory authority (including, without limitation, any Applicable

Insurance Regulatory Authority) having jurisdiction over the Parent Borrower or a Subsidiary of the Parent Borrower.

            "Lender" shall have the meaning provided in the first paragraph of this Agreement.

            "Lender Default" shall mean (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing or (ii) a Lender having notified the Administrative Agent and/or the Parent Borrower that it does not intend to comply with its obligations under Sections 1.01, 2A or 2B, in the case of either clause (i) or (ii) above as a result of the appointment of a receiver or conservator with respect to such Lender at the direction or request of any regulatory agency or authority.

            "Letter of Credit Outstandings" shall mean, collectively, the Tranche 1 Letter of Credit Outstandings and the Tranche 2 Letter of Credit Outstandings.

            "Letter of Credit Supportable Obligations" shall mean obligations of the Parent Borrower or any of its Subsidiaries to any other Person which are permitted to exist pursuant to the terms of this Agreement.

            "Letters of Credit" shall mean, collectively, the Tranche 1 Letters of Credit and the Tranche 2 Letters of Credit.

            "Leverage Ratio" shall mean the ratio of (i) Consolidated Indebtedness to (ii) Consolidated Total Capital.

            "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof), or any understanding or agreement to repurchase any property or assets sold by the Parent Borrower or any of its Subsidiaries (including sales of accounts receivable or notes with recourse to the Parent Borrower or any of its Subsidiaries), or the assignment of any right to receive income, or the filing of any financing statement under the UCC or any other similar notice under any similar recording or notice statute relating to any property.

            "Loan" or "Loans" shall mean (i) prior to the Commitment Expiration Date, each Revolving Loan and (ii) on or after the Commitment Expiration Date, each Term Loan.

            "Margin Stock" shall have the meaning provided in Regulation U.

            "Material Adverse Effect" shall mean, (i) a material adverse effect on the business, operations, property or financial condition of the Parent Borrower and its Subsidiaries taken as a whole or (ii) a material adverse effect on (x) the rights and remedies of the Administrative Agent or the Lenders under the Credit Documents, (y) the ability of any Borrower to perform its obligations under the Credit Documents to which it is a party or (z) the legality, validity or enforceability of any Credit Document.

            "Material Subsidiary" shall mean any Subsidiary of the Parent Borrower whose total assets or total revenues exceed 10% of the total assets or gross revenues, respectively, of the Parent Borrower and its Subsidiaries on a consolidated basis as of the most recent fiscal quarter end and for the most recent fiscal quarter period, respectively, determined in accordance with GAAP.

            "Moody's" shall mean Moody's Investors Service, Inc. and its successors.

            "Multiemployer Plan" shall mean any multiemployer plan as defined in
Section 4001(a)(3) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Parent Borrower, any of its Subsidiaries or any of its ERISA Affiliates, and each such plan for the five year period immediately following the latest date on which the Parent Borrower, such Subsidiary or such ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

            "NAIC" shall mean the National Association of Insurance
Commissioners.

            "Net Worth" shall mean, as to any Person, the sum of its capital stock (including, without limitation, its preferred stock), capital in excess of par or stated value of shares of its capital stock (including, without limitation, its preferred stock), retained earnings and any other account which, in accordance with GAAP, constitutes stockholders equity, but excluding (i) any treasury stock and (ii) the effects of Financial Accounting Statement No. 115.

            "Note" shall mean, collectively, each Tranche 1 Note and each Tranche 3 Note.

            "Notice of Borrowing" shall have the meaning provided in Section
1.03.

            "Notice of Conversion" shall have the meaning provided in Section 1.06.

            "Notice of Non-Extension" shall have the meaning provided in Section 2.05.

            "Notice Office" shall mean the office of the Administrative Agent at One Chase Manhattan Plaza, New York, New York 10081, Attention: Laura Rebecca,
Telephone: (212) 552-7253, Facsimile: (212) 552-7490, or such other office as the Administrative Agent may designate to the Parent Borrower and the Lenders from time to time.

            "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Administrative Agent, the Issuing Agent or any Lender pursuant to the terms of this Agreement or any other Credit Document.

            "Original Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

            "Original Lenders" shall mean, collectively, each Original Tranche 1 Lender and each Original Tranche 2 Lender.

            "Original Tranche 1 Lenders" shall mean each Person which was a "Tranche 1 Lender" under, and as defined in, the Original Credit Agreement.

            "Original Tranche 2 Lenders" shall mean each Person which was a "Tranche 2 Lender" under, and as defined in, the Original Credit Agreement.

            "Original Utilization Fee" shall have the meaning provided in
Section 3.01(d).

            "Parent Borrower" shall have the meaning provided in the first paragraph of this Agreement. For the purposes of Sections 5, 6, 7, 8 and 9 (including the defined terms used therein) any reference to "Parent Borrower" shall also mean, and include, the Parent Borrower in its capacity as a guarantor under Section 13.

            "Parent Borrower Guaranteed Obligations" shall mean all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit issued for the account of any Designated Subsidiary Borrower, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of any Designated Subsidiary Borrower to any Lender, the Administrative Agent and the Issuing Agent now existing or hereafter incurred under, arising out of or in connection with, this Agreement and each other Credit Document pursuant to which any Designated Subsidiary Borrower is a party and the due performance and compliance by any such Designated Subsidiary Borrower with all the terms, conditions and agreements contained in this Agreement and each such other Credit Document.

            "Parent Borrower Guaranty" shall mean the guaranty of the Parent Borrower provided in Section 13.

            "Payment Office" shall mean the office of the Administrative Agent at One Chase Manhattan Plaza, New York, New York 10081, Attention: Laura Rebecca, Telephone: (212) 552-7253, Facsimile: (212) 552-7490, or such other office as the Administrative Agent may designate to the Parent Borrower and the Lenders from time to time.

            "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

            "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

            "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA and subject to Title IV of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Parent Borrower or any of its Subsidiaries or any of its ERISA Affiliates, and each such plan for the five year period immediately following the latest date on which the Parent Borrower, any of its Subsidiaries or any of its ERISA Affiliates maintained, contributed to or had an obligation to contribute to such plan.

            "Policies" shall mean all insurance policies, annuity contracts, guaranteed interest contracts and funding agreements (including riders to any such policies or contracts, certificates issued with respect to group life insurance or annuity contracts and any contracts issued in connection with retirement plans or arrangements) and assumption certificates issued or to be issued (or filed pending current review by applicable Governmental Authorities) by any Regulated Insurance Company and any coinsurance agreements entered into or to be entered into by any Regulated Insurance Company.

            "Prime Lending Rate" shall mean the rate which JPMorgan Chase Bank announces from time to time as its prime commercial lending rate, the Prime Lending Rate to change when and as such prime commercial lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. JPMorgan Chase Bank may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

            "Private Act" shall mean separate legislation enacted in Bermuda with the intention that such legislation apply specifically to any Borrower, in whole or in part.

            "Register" shall have the meaning provided in Section 12.16.

            "Regulated Insurance Company" shall mean any Subsidiary of the Parent Borrower, whether now owned or hereafter acquired, that is authorized or admitted to carry on or transact Insurance Business in any jurisdiction and is regulated by any Applicable Insurance Regulatory Authority.

            "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

            "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

            "Reinsurance Agreement" shall mean any agreement, contract, treaty, certificate or other arrangement whereby any Regulated Insurance Company agrees to transfer, cede or retrocede to another insurer or reinsurer all or part of the liability assumed or assets held by such Regulated Insurance Company under a policy or policies of insurance issued by such Regulated Insurance Company or under a reinsurance agreement assumed by such Regulated Insurance Company.

            "Replaced Lender" shall have the meaning provided in Section 1.13.

            "Replacement Lender" shall have the meaning provided in Section
1.13.

            "Required Lenders" shall mean, at any time, at least four Lenders whose Commitments (or, after the Commitments have terminated, the sum of such Lenders' (x) then outstanding Loans plus (y) Tranche 1 Percentages of the Tranche 1 Letter of Credit Outstandings at such time plus (z) Tranche 2 Percentages of the Tranche 2 Letter of Credit Outstandings at such time) represent an amount equal to or greater than 50% of the Total Commitment (or after the termination thereof, the sum of (x) the then total outstanding Loans plus (y) the Tranche 1 Letter of Credit Outstandings at such time plus (z) the Tranche 2 Letter of Credit Outstandings at such time).

            "Restatement Effective Date" shall have the meaning provided in
Section 5.01.

            "Restatement Utilization Fee" shall have the meaning provided in
Section 3.01(e).

            "Retrocession Agreement" shall mean any agreement, contract, treaty or other arrangement whereby one or more insurers or reinsurers, as retrocessionaires, assume liabilities of reinsurers under a Reinsurance Agreement or other retrocessionaires under another Retrocession Agreement.

            "Revolving Loans" shall mean, collectively, each Tranche 1 Revolving Loan and each Tranche 3 Revolving Loan.

            "S&P" shall mean Standard & Poor's Ratings Group and its successors.

            "S&P Equivalent Rating" shall mean, with respect to any Investment Grade Security, the rating given such security by S&P or the S&P equivalent rating of the rating given such security by Moody's or NAIC, it being understood that if any such security is rated by more than one of S&P, Moody's and NAIC and any of such ratings (or the S&P equivalent of such ratings) differ, then the S&P Equivalent Rating for such security shall be the lower or lowest, as the case may be, of such ratings (or the S&P equivalent of such ratings).

            "SAP" shall mean, with respect to any Regulated Insurance Company, the accounting procedures and practices prescribed or permitted by the Applicable Insurance Regulatory Authority of the state in which such Regulated Insurance Company is domiciled; it being understood and agreed that determinations in accordance with SAP for purposes of Section 8, including defined terms as used therein, are subject (to the extent provided therein) to
Section 12.07(a).

            "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

            "SEC Regulation D" shall mean Regulation D as promulgated under the Securities Act of 1933, as amended, as the same may be in effect from time to time.

            "Section 4.04(b)(ii) Certificate" shall have the meaning provided in
Section 4.04(b)(ii).

            "Stated Amount" of each Letter of Credit shall mean, at any time, the maximum amount available to be drawn thereunder (regardless of whether any conditions for drawing could be met).

            "Statutory Statements" shall mean, with respect to any Regulated Insurance Company for any fiscal year, the annual or quarterly financial statements of such Regulated

Insurance Company as required to be filed with the Insurance Regulatory Authority of its jurisdiction of domicile and in accordance with the laws of such jurisdiction, together with all exhibits, schedules, certificates and actuarial opinions required to be filed or delivered therewith.

            "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than a 50% voting interest at the time for the board of directors or equivalent body. Unless otherwise expressly provided, all references to "Subsidiary" shall mean a Subsidiary of the Parent Borrower.

            "Taxes" shall have the meaning provided in Section 4.04(a).

            "Term Loan Maturity Date" shall mean August 5, 2005.

            "Term Loans" shall mean, collectively, each Tranche 1 Term Loan and each Tranche 3 Term Loan.

            "Three-Year Term Loan Agreement" shall mean the Term Loan Agreement, dated as of August 13, 2002, among the Parent Borrower, the lenders party thereto and JPMorgan Chase Bank, as administrative agent, providing for up to $192,000,000 of term loans to the Parent Borrower, as amended, modified or supplemented from time to time in accordance with the terms thereof.

            "Three-Year Term Loan Documents" shall mean the Three-Year Term Loan Agreement, and all other documents, instruments and agreements entered into in connection therewith, as each such document, instrument and agreement are amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

            "Total Commitment" shall mean the sum of (i) the Total Tranche 1 Commitment plus (ii) the Total Tranche 2 Commitment plus (iii) the Total Tranche 3 Commitment.

            "Total Tranche 1 Commitment" shall mean the sum of the Tranche 1 Commitments of each Tranche 1 Lender.

            "Total Tranche 2 Commitment" shall mean the sum of the Tranche 2 Commitments of each Tranche 2 Lender.

            "Total Tranche 3 Commitment" shall mean the sum of the Tranche 3 Commitments of each Tranche 3 Lender.

            "Total Unutilized Tranche 1 Commitment" shall mean, at any time, an amount equal to the remainder of (x) the Total Tranche 1 Commitment then in effect less (y) the sum of the aggregate principal amount of Tranche 1 Revolving Loans then outstanding and the Tranche 1 Letter of Credit Outstandings at such time.

            "Total Unutilized Tranche 2 Commitment" shall mean, at any time, an amount equal to the remainder of (x) the Total Tranche 2 Commitment then in effect less (y) the Tranche 2 Letter of Credit Outstandings at such time.

            "Total Unutilized Tranche 3 Commitment" shall mean, at any time, an amount equal to the remainder of (x) the Total Tranche 3 Commitment then in effect less (y) the aggregate principal amount of Tranche 3 Revolving Loans then outstanding.

            "Tranche" shall mean, at any time, the respective facility and commitments utilized in making Loans and/or issuing Letters of Credit hereunder, with there being three separate Tranches hereunder, i.e., Tranche 1 Commitments, Tranche 2 Commitments and Tranche 3 Commitments.

            "Tranche 1 Commitment" shall mean, with respect to each Tranche 1 Lender, the amount set forth opposite such Tranche 1 Lender's name on Annex I under the heading "Tranche 1 Commitment", as the same may be (x) reduced or terminated pursuant to Sections 3.02, 3.03 and/or 9, (y) increased from time to time pursuant to Section 1.15 or (z) adjusted from time to time as a result of assignment to or from such Lender pursuant to Section 12.04(b).

            "Tranche 1 Facility Fee" shall have the meaning provided in Section 3.01(a).

            "Tranche 1 Lenders" shall mean each Lender with a Tranche 1 Commitment, outstanding Loans and/or Tranche 1 Letter of Credit Outstandings.

            "Tranche 1 Letter of Credit" shall have the meaning provided in
Section 2A.01(a).

            "Tranche 1 Letter of Credit Fee" shall have the meaning provided in
Section 3.01(d).

            "Tranche 1 Letter of Credit Outstandings" shall mean, at any time, the sum of, without duplication (i) the aggregate Stated Amount of all Tranche 1 Letters of Credit plus (ii) the aggregate amount of all Tranche 1 Unpaid Drawings in respect of all Tranche 1 Letters of Credit.

            "Tranche 1 Letter of Credit Request" shall have the meaning provided in Section 2A.02(a).

            "Tranche 1 Note" shall have the meaning provided in Section 1.05(a).

            "Tranche 1 Participant" shall have the meaning provided in Section 2A.08(a).

            "Tranche 1 Percentage" shall mean, at any time for each Tranche 1 Lender, the percentage obtained by dividing such Tranche 1 Lender's Tranche 1 Commitment at such time by the Total Tranche 1 Commitment then in effect, provided that, if the Total Tranche 1 Commitment has been terminated, the Tranche 1 Percentage of each Tranche 1 Lender shall be determined by dividing such Tranche 1 Lender's Tranche 1 Commitment as in effect immediately prior to such termination by the Total Tranche 1 Commitment as in effect immediately prior to such termination (but also giving effect to any assignments made in accordance with Section 12.04(b) after the date on which the Total Tranche 1 Commitment has terminated).

            "Tranche 1 Revolving Loans" shall have the meaning provided in
Section 1.01(a).

            "Tranche 1 Revolving Percentage" shall mean, at any time, a percentage the numerator of which is the Total Tranche 1 Commitment and the denominator of which is the sum of the Total Tranche 1 Commitment and the Total Tranche 3 Commitment.

            "Tranche 1 Term Loans" shall mean each Tranche 1 Revolving Loan that is converted into a term loan on the Commitment Expiration Date pursuant to
Section 1.01(b).

            "Tranche 1 Unpaid Drawings" shall have the meaning provided in
Section 2A.03(a).

            "Tranche 2 Commitment" shall mean, with respect to each Tranche 2 Lender, the amount set forth opposite such Tranche 2 Lender's name on Annex I under the heading "Tranche 2 Commitment", as the same may be (x) reduced or terminated pursuant to Sections 3.02, 3.03 and/or 9 or (y) adjusted from time to time as a result of assignment to or from such Tranche 2 Lender pursuant to
Section 12.04(b).

            "Tranche 2 Facility Fee" shall have the meaning provided in Section 3.01(b).

            "Tranche 2 Lenders" shall mean each Lender with a Tranche 2 Commitment or with Tranche 2 Letter of Credit Outstandings.

            "Tranche 2 Letter of Credit" shall have the meaning provided in
Section 2B.01(a).

            "Tranche 2 Letter of Credit Fee" shall have the meaning provided in
Section 3.01(e).

            "Tranche 2 Letter of Credit Outstandings" shall mean, at any time, the sum of, without duplication, (i) the aggregate Stated Amount of all Tranche 2 Letters of Credit plus (ii) the aggregate amount of all Tranche 2 Unpaid Drawings in respect of all Tranche 2 Letters of Credit.

            "Tranche 2 Letter of Credit Request" shall have the meaning provided in Section 2B.02(a).

            "Tranche 2 Note" shall have the meaning provided in Section 1.05(a).

            "Tranche 2 Percentage" shall mean, at any time for each Tranche 2 Lender, the percentage obtained by dividing such Tranche 2 Lender's Tranche 2 Commitment at such time by the Total Tranche 2 Commitment then in effect, provided that, if the Total Tranche 2 Commitment has been terminated, the Tranche 2 Percentage of each Tranche 2 Lender shall be determined by dividing such Tranche 2 Lender's Tranche 2 Commitment as in effect immediately prior to such termination by the Total Tranche 2 Commitment as in effect immediately prior to such termination (but also giving effect to any assignments made in accordance with Section 12.04(b) after the date on which the Total Tranche 2 Commitment has terminated).

            "Tranche 3 Commitment" shall mean, with respect to each Tranche 3 Lender, the amount set forth opposite such Tranche 3 Lender's name on Annex I hereto under the heading "Tranche 3 Commitment", as the same may be (x) reduced or terminated pursuant to Sections 3.02, 3.03 and/or 9, or (y) adjusted from time to time as a result of assignment to or from such Tranche 3 Lender pursuant to Section 12.04(b).

            "Tranche 3 Facility Fee" shall have the meaning provided in Section 3.01(c).

            "Tranche 3 Lenders" shall mean each Lender with a Tranche 3 Commitment and/or outstanding Tranche 3 Revolving Loans.

            "Tranche 3 Note" shall have the meaning provided in Section 1.05(a).

            "Tranche 3 Percentage" shall mean, at any time for each Tranche 3 Lender, the percentage obtained by dividing such Tranche 3 Lender's Tranche 3 Commitment at such time by the Total Tranche 3 Commitment then in effect, provided that, if the Total Tranche 3 Commitment has been terminated, the Tranche 3 Percentage of each Tranche 3 Lender shall be determined by dividing such Tranche 3 Lender's Tranche 3 Commitment as in effect immediately prior to such termination by the Total Tranche 3 Commitment as in effect immediately prior to such termination (but also giving effect to any assignments made in accordance with Section 12.04(b) after the date on which the Total Tranche 3 Commitment has terminated).

            "Tranche 3 Revolving Loans" shall have the meaning provided in
Section 1.01(b).

            "Tranche 3 Revolving Percentage" shall mean, at any time, a percentage the numerator of which is the Total Tranche 3 Commitment and the denominator of which is the sum of the Total Tranche 1 Commitment and the Total Tranche 3 Commitment.

            "Tranche 3 Term Loans" shall mean each Tranche 3 Term Loan that is converted into a term loan on the Commitment Expiration Date pursuant to Section 1.01(d).

            "Transaction" shall mean, collectively, (i) the entering into of the Credit Documents, (ii) the entering into of the Three Year Term Loan Documents,
(iii) the consummation of the Capital Optimization and (iv) the payment of all fees and expenses in connection with the foregoing.

            "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, i.e., a Base Rate Loan or a Eurodollar Loan.

            "UCC" shall mean the Uniform Commercial Code.

            "Unpaid Drawings" shall mean, collectively, the Tranche 1 Unpaid Drawings and the Tranche 2 Unpaid Drawings.

            "U.S. Borrower" shall have the meaning provided in Section 4.04(b).

            "U.S. Government Obligations" shall mean and include (A) securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt and (B) to the extent in each case having an S&P Equivalent Rating of AAA, obligations issued or guaranteed by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, the Student Loan Marketing Association and the Federal Home Loan Bank.

            "Utilization Fees" shall mean, collectively, the Original Utilization Fees and the Restatement Utilization Fees.

            "Wholly-Owned Subsidiary" of any Person shall mean any Subsidiary of such Person to the extent all of the capital stock or other ownership interests in such Subsidiary, other than directors' or nominees' qualifying shares, is owned directly or indirectly by such Person.

            "Written" or "in writing" shall mean any form of written communication or a communication by means of telex, facsimile device, telegraph or cable.

            SECTION 11. The Administrative Agent.

            11.01 Appointment. Each Lender hereby irrevocably designates and appoints JPMorgan Chase Bank as Administrative Agent (such term as used in this Section 11 to include JPMorgan Chase Bank, acting as Issuing Agent under this Agreement and each Letter of Credit), to act as specified herein and in the other Credit Documents, and each such Lender hereby irrevocably authorizes JPMorgan Chase Bank as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent agrees to act as such upon the express conditions contained in this Section 11. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Credit Documents, nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. The provisions of this Section 11 are solely for the benefit of the Administrative Agent and the Lenders, and no Borrower shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for any Borrower.

            11.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care except to the extent otherwise required by Section 11.03.

            11.03 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for its or such Person's own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision)) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Parent Borrower or any of its Subsidiaries or any of their respective officers contained in this Agreement, any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Credit Document or for any failure of the Parent Borrower or any of its Subsidiaries or any of their respective officers to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Parent Borrower or any of its Subsidiaries. The Administrative Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent to the Lenders or by or on behalf of any Borrower to the Administrative Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

            11.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile transmission, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent.

The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

            11.05 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders, provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

            11.06 Non-Reliance. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Parent Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Parent Borrower and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Parent Borrower and its Subsidiaries. The Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial and other conditions, prospects or creditworthiness of the Parent Borrower or any Subsidiary which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

            11.07 Indemnification. Each Lender agrees to indemnify the Administrative Agent in its capacity as such ratably according to their respective "percentages" as used in determining the Required Lenders at such time from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Administrative Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Administrative Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by the Parent Borrower or any of its Subsidiaries, provided that no Lender shall be liable to the Administrative Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section 11.07 shall survive the payment of all Obligations.

            11.08 The Administrative Agent in its Individual Capacity. The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Parent Borrower and its Subsidiaries as though not acting as Administrative Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

            11.09 Successor Administrative Agent. The Administrative Agent may resign as the Administrative Agent upon 20 days' notice to the Lenders and the Borrowers. Upon such resignation, the Required Lenders shall, with the consent of the Parent Borrowers (such consent not to be unreasonably withheld), appoint from among the Lenders a successor Administrative Agent for the Lenders, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall include such successor agent effective upon its appointment, and the resigning Administrative Agent's rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After the retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

            SECTION 12. Miscellaneous.

            12.01 Payment of Expenses, etc. The Borrowers hereby jointly and severally agree to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the negotiation, preparation, syndication, execution, delivery and administration of the Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of White & Case LLP and of consultants and advisors to the Administrative Agent and its counsel); (ii) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with any amendment, waiver or consent relating to this Agreement or any other Credit Document; (iii) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent and each of the Lenders in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of counsel and consultants for the Administrative Agent and for each of the Lenders); (iv) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; and
(v) indemnify the Administrative Agent and each Lender, and their respective officers, directors, employees, representatives and agents (each, an "indemnified person") from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses (collectively, "Claims") incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) related to the entering into and/or performance of any Credit Document or the use of the proceeds of any Loans hereunder or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified (as determined by a court of competent jurisdiction in a final and non-appealable decision)).

            12.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and continuance of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of any Borrower against and on account of the Obligations and liabilities of any such Borrower to such Lender or any other Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations of any such Borrower purchased by such Lender or any other Lender pursuant to Section 12.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured. Each Lender is hereby designated the agent of all other Lenders for purposes of effecting set off pursuant to this Section 12.02 and each Borrower hereby grants to each Lender for such Lender's own benefit and as agent for all other Lenders a continuing security interest in any and all deposits, accounts or moneys of the Borrowers maintained from time to time with such Lender.

            12.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to a Borrower, at the address specified opposite its signature below; if to any Lender, at its address specified for such Lender on Annex II hereto; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied, cabled or sent by overnight courier and shall be effective when received.

            12.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders. Each Lender may at any time grant participations in any of its rights hereunder or under any of its Notes to any bank or other financial institution; provided that in the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents, including rights of consent, approval or waiver (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation, except that the participant shall be entitled to receive the additional amounts under Sections 1.10, 1.11, 2.04 and 4.04 of this Agreement to, and only to, the extent that such Lender would be entitled to such benefits if the participation had not been entered into or sold; and provided, further, that no Lender shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan or Note in which such participant is participating or reduce the rate or extend the time of payment of interest thereon or Fees, or reduce the principal amount thereof, or increase such participant's participating interest in any Commitment or Loan over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of any Commitment and that an increase in any Commitment shall be permitted without the consent of any participant if such participant's participation is not increased as a result thereof) or (ii) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement or any other Credit Document except in accordance with the terms hereof and thereof.

            (b) Notwithstanding the foregoing, any Lender may assign all or a portion of its rights and obligations hereunder to a NAIC approved bank or other financial institution (unless otherwise agreed by the Parent Borrower and the Administrative Agent) with the prior written consent of each of (i) the Administrative Agent, (ii) in the case of an assignment of Tranche 1 Commitments or Tranche 2 Commitments (and/or the related obligations under such respective Tranche), the Issuing Agent and (iii) so long as no Default or Event of Default has occurred and is continuing, the Parent Borrower (such consent, in each case, not to be unreasonably withheld or delayed). No assignment of less than all of a Lender's rights and obligations hereunder pursuant to the immediately preceding sentence shall, to the extent such transaction represents an assignment to an institution other than one or more Lenders hereunder, be in an aggregate amount less than the minimum of $5,000,000 unless otherwise agreed to by the Administrative Agent and the Parent Borrower in writing and no assignment shall be effective until all the then outstanding Tranche 1 Letters of Credit or Tranche 2 Letters of Credit, as the case may be, are returned by each respective beneficiary to the Issuing Agent either for cancellation and/or to be exchanged for new or amended Letters of Credit which give effect to such assignment. If any Lender so sells or assigns all or a part of its rights hereunder or under the Notes, any reference in this Agreement or the Notes to such assigning Lender shall thereafter refer to such Lender and to the respective assignee to the extent of their respective interests and the respective assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would if it were such assigning Lender. Each assignment pursuant to this Section 12.04(b) shall be effected by the assigning Lender and the assignee Lender executing an Assignment Agreement (appropriately completed). At the time of any such assignment, (i) Annex I shall be deemed to be amended to reflect the Commitments, if any, and outstanding Loans, if any, of the respective assignee (which shall result in a direct reduction to the Commitments, if any, and outstanding Loans, if any, of the assigning Lender) and of the other Lenders, (ii) if any such assignment occurs after the Restatement Effective Date, at the request of the assignor or the assignee, the Parent Borrower will issue new Notes to the respective assignee and to the assigning Lender in conformity with the requirements of Section 1.05, (iii) all then outstanding Tranche 1 Letters of Credit or Tranche 2 Letters of Credit, as the case may be, shall be returned by each respective beneficiary to the Issuing Agent either for cancellation and/or to be exchanged for new or amended Letters of Credit to reflect such assignment (it being understood that to the extent the respective beneficiaries do not consent to such assignment, such assignment cannot occur) and (iv) the Administrative Agent shall receive from the assigning Lender and/or the assignee Lender or financial institution at the time of each assignment the payment of a nonrefundable assignment fee of $3,500, provided that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to Section 12.16 hereof. At the time of each assignment pursuant to this Section 12.04(b) to a Person which (x) is not already a Lender hereunder, (y) is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes and (z) is issuing Letters of Credit for the account of a U.S. Borrower, the respective assignee Lender shall provide to the Borrowers and the Administrative Agent the appropriate Internal Revenue Service forms (and, if applicable a Section 4.04(b)(ii) Certificate) described in Section 4.04(b). Each Lender and each Borrower agrees to execute such documents (including, without limitation, amendments to this Agreement and the other Credit Documents) as shall be necessary to effect the foregoing. Promptly following any assignment pursuant to this Section 12.04(b), the assigning Lender shall promptly notify the Borrowers and the Administrative Agent thereof. Nothing in this Section
12.04 shall prevent or prohibit any Lender from pledging its Loans or Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

            (c) Notwithstanding any other provisions of this Section 12.04, no transfer or assignment of the interests or obligations of any Lender hereunder or any grant of participations therein shall be permitted if such transfer, assignment or grant would require any Borrower to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any State of the United States.

            (d) Each Lender initially party to this Agreement hereby represents, and each Person that becomes a Lender pursuant to an assignment permitted by clause (b) above will upon its becoming party to this Agreement represent, that it is a commercial lender, other financial institution or other "accredited investor" (as defined in SEC Regulation D) which makes loans in the ordinary course of its business or is acquiring the Loans without a view to distribution of the Loans within the meaning of the federal securities laws, and that it will make or acquire Loans for its own account in the ordinary course of such business, provided that, subject to the preceding clauses (a) through (c), the disposition of any promissory notes or other evidences of or interests in Indebtedness held by such Lender shall at all times be within its exclusive control.

            12.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Borrower and the Administrative Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on any Borrower in any case shall entitle such Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

            12.06 Payments Pro Rata. (a) The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of each Borrower in respect of any Obligations of such Borrower, it shall distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its pro rata share of such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

            (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans or Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Borrower to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount, provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

            12.07 Calculations; Computations. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with GAAP or SAP, as the case may be, consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrowers to the Lenders). In addition, except as otherwise specifically provided herein, all computations determining compliance with

Section 8, including definitions used therein, shall utilize accounting principles and policies in effect from time to time; provided that (i) if any such accounting principle or policy (whether GAAP or SAP or both) shall change after the Effective Date, the Borrowers shall give reasonable notice thereof to the Administrative Agent and each of the Lenders and if within 30 days following such notice any Borrower, the Administrative Agent or the Required Lenders shall elect by giving written notice of such election to the other parties hereto, such computations shall not give effect to such change unless and until this Agreement shall be amended pursuant to Section 12.11 to give effect to such change, and (ii) if at any time the computations determining compliance with
Section 8 utilize accounting principles different from those utilized in the financial statements then being furnished to the Lenders pursuant to Section 7.01, such financial statements shall be accompanied by reconciliation work-sheets.

            (b) All computations of interest on Loans and Fees hereunder shall be made on the actual number of days elapsed over (i) a year of 365/366 days for interest on Loans maintained as Base Rate Loans when the Base Rate is based on the Prime Lending Rate and (ii) a year of 360 days in all cases other than that set forth in the preceding clause (i).

            12.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER AND EACH LENDER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH BORROWER AND EACH LENDER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH BORROWER OR SUCH LENDER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH BORROWER OR SUCH LENDER. EACH BORROWER AND EACH LENDER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH BORROWER OR SUCH LENDER, AS THE CASE MAY BE, AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 12.03, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH BORROWER AND EACH LENDER, AS THE CASE MAY BE, HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN

SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH BORROWER IN ANY OTHER JURISDICTION.

            (b) EACH BORROWER AND EACH LENDER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            12.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Parent Borrower and the Administrative Agent.

            12.10 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            12.11 Amendment or Waiver. Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by each Borrower and the Required Lenders, provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) directly affected thereby, (i) extend the scheduled final maturity of any Loan or Note, or extend the required payment date of a reimbursement obligation in respect of any Letter of Credit, or extend the Commitment Termination Date, or extend the stated expiration date of any Letter of Credit beyond the Final Maturity Date, or reduce the rate or extend the time of payment of interest on any Loan or Note (except in connection with the waiver of applicability of any post-default increase in interest rates), or reduce the principal amount of any Loan or Note, or reduce the amount or extend the time of payment of any Fee (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 12.07(a) shall not constitute a reduction in the rate of interest or reduction in the amount of Fees for purposes of this clause (i)), (ii) except as set forth in Section 1.15, increase the Commitment of any Lender over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of any Commitment of any Lender), (iii) amend, modify or waive any provision of this Section 12.11 (except for technical amendments with respect to additional extensions of credit pursuant to this Agreement which afford the protections to such additional extensions of credit of the type provided to the Loans and the Commitments on the Effective Date), (iv) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders (it being understood that

(A) the Additional Tranche 1 Commitments (and the additional Tranche 1 Revolving Loans incurred in connection therewith) and (B) with the consent of the Required Lenders, other additional extensions of credit pursuant to this Agreement, in each case, may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Loans and Commitments are included on the Effective Date), (v) release the Parent Borrower from its obligations under the Parent Borrower Guaranty or (vi) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement. No provision of Section 2 or any other provision relating to the rights and/or obligations of the Issuing Agent may be amended without the consent of the Issuing Agent. No provision of Section 11 or any other provision relating to the rights and/or obligations of the Administrative Agent may be amended without the consent of the Administrative Agent.

            12.12 Survival. All indemnities set forth herein including, without limitation, in Section 1.10, 1.11, 2.04, 4.04, 11.07 or 12.01 shall survive the execution and delivery of this Agreement and the making of the Loans, the repayment of the Obligations and the termination of the Total Commitment.

            12.13 Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any branch, office, Subsidiary or affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 12.13 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11, 2.04 or 4.04 from those being charged by the respective Lender prior to such transfer, then the Parent Borrower shall not be obligated to pay such increased costs (although the Parent Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

            12.14 Confidentiality. (a) Each Lender shall (i) hold all non-public information (including, without limitation, all financial projections and analyses) furnished by any Borrower in connection with such Lender's evaluation of whether to become a Lender hereunder or obtained by such Lender pursuant to the requirements of this Agreement ("Confidential Information") confidential,
(ii) use Confidential Information only for purposes related to this Agreement and its position as a Lender hereunder and (iii) not disclose such Confidential Information other than as provided herein; provided that any Lender and/or its affiliates may disclose any such Confidential Information (A) as has become generally available to the public other than as a result of disclosure in violation of this Section 12.14, (B) as has become available to such Lender or any such affiliate on a non-confidential basis from a source other than the Borrowers and their respective affiliates, provided that the source is not known by such Lender to be prohibited from transmitting such information to such Lender by a contractual, legal or fiduciary obligation, (C) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender and/or its affiliates, (D) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation or other judicial process (it being understood that, to the extent reasonably practicable under the circumstances, each Borrower shall be given prior notice and an opportunity to contest any proposed disclosure pursuant to this clause (D)), (E) in order to comply with any law, order, regulation or ruling applicable to such Lender and/or its affiliates, and (F) to any permitted prospective or actual syndicate member or participant in any Loans, provided that such prospective or actual syndicate member or participant agrees with the respective assigning Lender to be bound by the provisions of this Section 12.14. The provisions of this Section 12.14 shall survive any termination of this Agreement.

            (b) Notwithstanding anything herein to the contrary, any Lender (and any employee, representative or other agent of such Lender) may disclose to any and all persons, without limitation of any kind, such Lender's U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions contemplated hereby relating to such Lender and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, no disclosure of any information relating to such tax treatment or tax structure may be made to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws.

            12.15 WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            12.16 Register. Each Borrower hereby designates the Administrative Agent to serve as its agent, solely for purposes of this Section 12.16, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect the obligations of the Parent Borrower in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and any Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment Agreement pursuant to Section 12.04(b). Coincident with the delivery of such an Assignment Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender. Each Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 12.16 (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Administrative Agent (as determined by a court of competent jurisdiction in a final and non-appealable decision)).

            SECTION 13. Parent Borrower Guaranty.

            13.01 The Guaranty. In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by the Parent Borrower from the proceeds of the Loans and the issuance of the Letters of Credit, the Parent Borrower hereby agrees with the Lenders as follows: the Parent Borrower hereby unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Parent Borrower Guaranteed Obligations of each Designated Subsidiary Borrower to the Guaranteed Creditors. If any or all of the Parent Borrower Guaranteed Obligations of any Designated Subsidiary Borrower to the Guaranteed Creditors becomes due and payable hereunder, the Parent Borrower unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, together with any and all expenses which may be incurred by the Guaranteed Creditors in collecting any of the Parent Borrower Guaranteed Obligations. This Parent Borrower Guaranty is a guaranty of payment and not of collection. If a claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Parent Borrower Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant, then and in such event the Parent Borrower agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Parent Borrower, notwithstanding any revocation of this Parent Borrower Guaranty or any other instrument evidencing any liability of any Designated Subsidiary Borrower, and the Parent Borrower shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

            13.02 Bankruptcy. Additionally, the Parent Borrower unconditionally and irrevocably guarantees the payment of any and all of the Parent Borrower Guaranteed Obligations of each Designated Subsidiary Borrower hereunder to the Guaranteed Creditors whether or not due or payable by any Designated Subsidiary Borrower upon the occurrence of any of the events specified in Section 9.05 with respect to such Designated Subsidiary Borrower, and unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, in lawful money of the United States.

            13.03 Nature of Liability. The liability of the Parent Borrower hereunder is exclusive and independent of any security for or other guaranty of the Parent Borrower Guaranteed Obligations of any Designated Subsidiary Borrower whether executed by the Parent Borrower, any other guarantor or by any other party, and the liability of the Parent Borrower hereunder is not affected or impaired by (a) any direction as to application of payment by each Designated Subsidiary Borrower or by any other party (other than a direction by the Guaranteed Creditor receiving such payment), or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Parent Borrower Guaranteed Obligations of each Designated Subsidiary Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by any Designated Subsidiary Borrower, or (e) any payment made to the

Guaranteed Creditors on the Parent Borrower Guaranteed Obligations which any such Guaranteed Creditor repays to any Designated Subsidiary Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Parent Borrower waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding or (f) any action or inaction of the type described in Section 13.05.

            13.04 Independent Obligation. The obligations of the Parent Borrower under this Section 13 are independent of the obligations of any other guarantor, any other party or any Designated Subsidiary Borrower, and a separate action or actions may be brought and prosecuted against the Parent Borrower whether or not action is brought against any other guarantor, any other party or any Designated Subsidiary Borrower and whether or not any other guarantor, any other party or any Designated Subsidiary Borrower be joined in any such action or actions. The Parent Borrower waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability under this Section 13 or the enforcement thereof. Any payment by any Designated Subsidiary Borrower or other circumstance which operates to toll any statute of limitations as to any Designated Subsidiary Borrower shall operate to toll the statute of limitations as to the Parent Borrower.

            13.05 Authorization. The obligations of the Parent Borrower under this Section 13 shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by any action taken by any Guaranteed Creditor to:

            (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Parent Borrower Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Parent Borrower Guaranty herein made shall apply to the Parent Borrower Guaranteed Obligations as so changed, extended, renewed or altered;

            (b) take and hold security for the payment of the Parent Borrower Guaranteed Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Parent Borrower Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

            (c) exercise or refrain from exercising any rights against any Designated Subsidiary Borrower or others or otherwise act or refrain from acting;

            (d) release or substitute any one or more endorsers, guarantors, any Designated Subsidiary Borrower or other obligors;

            (e) settle or compromise any of the Parent Borrower Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Designated Subsidiary Borrower to its creditors other than the Guaranteed Creditors;

            (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Designated Subsidiary Borrower to the Guaranteed Creditors regardless of what liability or liabilities of any Designated Subsidiary Borrower remain unpaid;

            (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any other Credit Document or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify or supplement this Agreement, any other Credit Document or any of such other instruments or agreements; and/or

            (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of the Parent Borrower from its liabilities under this Parent Borrower Guaranty.

            13.06 Reliance. It is not necessary for the Guaranteed Creditors to inquire into the capacity or powers of any Designated Subsidiary Borrower or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Parent Borrower Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

            13.07 Subordination. Any indebtedness of any Designated Subsidiary Borrower now or hereafter owing to the Parent Borrower is hereby subordinated to the Parent Borrower Guaranteed Obligations of any Designated Subsidiary Borrower owing to the Guaranteed Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, no Designated Subsidiary Borrower shall make, or be permitted to make, any payment to the Parent Borrower in respect of such indebtedness owed to the Parent Borrower, but without affecting or impairing in any manner the liability of the Parent Borrower under the other provisions of this Parent Borrower Guaranty. Prior to the transfer by the Parent Borrower of any note or negotiable instrument evidencing any of the indebtedness of any Designated Subsidiary Borrower to the Parent Borrower, the Parent Borrower shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, the Parent Borrower hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Parent Borrower Guaranteed Obligations have been irrevocably paid in full in cash.

            13.08 Waiver. (a) The Parent Borrower waives any right (except as shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against each Designated Subsidiary Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from any Designated Subsidiary Borrower, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. The Parent Borrower waives any defense based on or arising out of any defense of any Designated Subsidiary Borrower, any other guarantor or any other party, other than payment in full of the Parent Borrower Guaranteed Obligations, based on or arising out of the disability of each Designated Subsidiary Borrower, any other guarantor or any other party, or the unenforceability of the Parent Borrower Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Designated Subsidiary Borrower other than payment in full of the Parent Borrower Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by the Administrative Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against any Designated Subsidiary Borrower or any other party, or any security, without affecting or impairing in any way the liability of the Parent Borrower hereunder except to the extent the Parent Borrower Guaranteed Obligations have been paid. The Parent Borrower waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Parent Borrower against any Designated Subsidiary Borrower or any other party or any security.

            (b) The Parent Borrower waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Parent Borrower Guaranty, and notices of the existence, creation or incurring of new or additional Parent Borrower Guaranteed Obligations. The Parent Borrower assumes all responsibility for being and keeping itself informed of each Designated Subsidiary Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Parent Borrower Guaranteed Obligations and the nature, scope and extent of the risks which the Parent Borrower assumes and incurs hereunder, and agrees that the Guaranteed Creditors shall have no duty to advise the Parent Borrower of information known to them regarding such circumstances or risks.

            (c) The Parent Borrower warrants and agrees that each of the waivers set forth above in this Section 13 is made with full knowledge of its significance and consequences, and such waivers shall be effective to the maximum extent permitted by law.

                                  *     *     *

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

Address:
Crown House, 4 Par-la-Ville Road        ENDURANCE SPECIALTY HOLDINGS
Hamilton HM 08                          LTD.
Bermuda

Attention: James Kroner                 By:   /s/ John V. Del Col
Telephone: (441) 278-0430                   ------------------------------------
Facsimile: (441) 278-0401               Title: General Counsel & Secretary


Crown House, 4 Par-la-Ville Road        ENDURANCE SPECIALTY INSURANCE LTD.
Hamilton HM 08
Bermuda

Attention: James Kroner                 By:   /s/ John V. Del Col
Telephone: (441) 278-0430                   ------------------------------------
Facsimile: (441) 278-0401               Title: General Counsel & Secretary


333 Westchester Avenue                  ENDURANCE REINSURANCE CORPORATION OF
White Plains, NY 10604                  AMERICA

Attention: Emily Canelo, Esq.           By:   /s/ Emily Canelo
Telephone: (914) 468-8000                   ------------------------------------
Facsimile: (914) 997-0331               Title: General Counsel & Secretary


1209 Orange Street                      ENDURANCE U.S. HOLDINGS CORP.
Wilmington, Delaware 19801

Attention: Emily Canelo, Esq.           By:   /s/ Emily Canelo
Telephone: (914) 468-8000                   ------------------------------------
Facsimile: (914) 997-0331               Title: General Counsel & Secretary

                                        JPMORGAN CHASE BANK,
                                           as Administrative Agent and
                                           Issuing Agent


                                        By:   /s/ Christine Herrick
                                            ------------------------------------
                                        Title: Vice President

                                        BANK ONE, NA


                                        By:   /s/ Gerard P. Fogarty
                                            ------------------------------------
                                        Title: Director

                                        BARCLAYS BANK PLC


                                        By:   /s/ Jeremy Ritchie
                                            ------------------------------------
                                        Title: Relationship Director's Assistant

                                        COMERICA BANK


                                        By:   /s/ Martin G. Ellis
                                            ------------------------------------
                                        Title: Vice President

                                        COMMERZBANK AG, NEW YORK AND
                                           GRAND CAYMAN BRANCHES


                                        By:   /s/ Laurence J. Manochino
                                            ------------------------------------
                                        Title: Assistant Vice President


                                        By:   /s/ Joseph J. Hayes
                                            ------------------------------------
                                        Title: Vice President

                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:   /s/ William S. Benton
                                            ------------------------------------
                                        Title: Senior Vice President

                                        DEUTSCHE BANK AG NEW YORK BRANCH


                                        By:   /s/ Ruth Leung
                                            ------------------------------------
                                        Title: Director


                                        By:   /s/ John G. Moran
                                            ------------------------------------
                                        Title: Director

                                        FLEET NATIONAL BANK


                                        By:   /s/ George J. Urban
                                            ------------------------------------
                                        Title: Portfolio Manager

                                        GOLDMAN SACHS CREDIT PARTNERS L.P.


                                        By:   /s/ William W. Archer
                                            ------------------------------------
                                        Title: Authorized Signatory

                                        LLOYDS TSB BANK PLC


                                        By:   /s/ Matthew S. R. Tuck
                                            ------------------------------------
                                        Title: Vice President, Financial
                                               Institutions, USA


                                        By:   /s/ Candice Beato
                                            ------------------------------------
                                        Title: Assistant Vice President,
                                               Financial Institutions, USA

                                        ING BANK N.V.


                                        By:   /s/ J. H. T. Russell
                                            ------------------------------------
                                        Title: Authorised Signature


                                        By:   /s/ Piers Roberts
                                            ------------------------------------
                                        Title: Authorised Signature

                                        MERRILL LYNCH BANK USA


                                        By:   /s/ Louis Alder
                                            ------------------------------------
                                        Title: Vice President

                                        ROYAL BANK OF SCOTLAND, PLC


                                        By:   /s/ Jon Bowring
                                            ------------------------------------
                                        Title: Senior Corporate Manager,
                                               Financial Institutions Group

                                        THE BANK OF BERMUDA LIMITED


                                        By:   /s/ Craig D. Tucker
                                            ------------------------------------
                                        Title: Vice President

                                        THE BANK OF NEW YORK


                                        By:   /s/ Jimmy Tse
                                            ------------------------------------
                                        Title: Vice President

                                        THE BANK OF NOVA SCOTIA


                                        By:   /s/ Stephen Lockhart
                                            ------------------------------------
                                        Title: Managing Director

                                        WACHOVIA BANK, N.A.


                                        By:   /s/Greg Wilcox
                                            ------------------------------------
                                        Title: Vice President

                                                                         ANNEX I

                         LIST OF LENDERS AND COMMITMENTS

                                        Tranche 1            Tranche 3
Lender Name                             Commitments          Commitments          Total
-----------                             ---------------      ---------------      ---------------
JPMorgan Chase Bank                     $ 37,000,000.00                   --      $ 37,000,000.00
Banc One, NA                              37,000,000.00                   --        37,000,000.00
The Bank of New York                      35,000,000.00                   --        35,000,000.00
Barclays Bank Plc                         35,000,000.00                   --        35,000,000.00
Wachovia Bank, N.A.                       35,000,000.00                   --        35,000,000.00
Fleet National Bank                       35,000,000.00                   --        35,000,000.00
ING Bank N.V.                             35,000,000.00                   --        35,000,000.00
The Bank of Nova Scotia                   30,000,000.00                   --        30,000,000.00
Commerzbank AG New York Branch            30,000,000.00                   --        30,000,000.00
Credit Lyonnais New York Branch           30,000,000.00                   --        30,000,000.00
Deutsche Bank AG, New York Branch         30,000,000.00                   --        30,000,000.00
Lloyds TSB Bank Plc                       30,000,000.00                   --        30,000,000.00
Royal Bank of Scotland Plc                30,000,000.00                   --        30,000,000.00
Comerica Bank                             26,000,000.00                   --        26,000,000.00
The Bank of Bermuda Limited                                    15,000,000.00        15,000,000.00
Goldman Sachs Credit Partners L.P.                             15,000,000.00        15,000,000.00
Merrill Lynch Bank USA                    15,000,000.00                   --        15,000,000.00
                                        ---------------      ---------------      ---------------

Total                                   $470,000,000.00      $ 30,000,000.00      $500,000,000.00

                                                                        ANNEX II

                                LENDER ADDRESSES

Lender Address

                                                                       ANNEX III

                                  SUBSIDIARIES

----------------------------------------------------------------------------------------
                               Jurisdiction of                                     %
        Subsidiary              Organization                Parent Company     Ownership
        ----------              ------------                --------------     ---------
----------------------------------------------------------------------------------------
Endurance Specialty Insurance      Bermuda               Endurance Specialty      100%
Ltd.                                                     Holdings Ltd.
----------------------------------------------------------------------------------------
Endurance U.S. Holdings            Delaware              Endurance Specialty      100%
Corp.                                                    Insurance Ltd.
----------------------------------------------------------------------------------------
Endurance Reinsurance              New York              Endurance U.S.           100%
Corporation of America                                   Holdings Corp.
----------------------------------------------------------------------------------------
Endurance Worldwide                England               Endurance Specialty      100%
Holdings Limited                                         Insurance Ltd.
----------------------------------------------------------------------------------------
Endurance Worldwide                England               EnduranceWorldwide       100%
Insurance Ltd.                                           Holdings Limited
----------------------------------------------------------------------------------------

                                                                        ANNEX IV

                                 CAPITALIZATION

Options outstanding: 3,476,381

Warrants outstanding: 7,242,890

Restricted Share Units outstanding: 133,746

                                                                         ANNEX V

                                  INDEBTEDNESS

Description and Lender           Borrowing Entity            Principal Amount
----------------------           ----------------            ----------------

                                      None.

                                                                        ANNEX VI

                             [INTENTIONALLY DELETED]

                                                                       ANNEX VII

                                      LIENS

                                      None.

                                                                      ANNEX VIII

                      EXISTING TRANCHE 1 LETTERS OF CREDIT

   L/C              Current           Expiry
  Number             Amount            Date                    Beneficiary                            Country
 U-230307        $ 2,767,000.00      30-Jun-04      LUMBERMANS MUTUAL CASUALTY COMPANY       United States of America
 U-233053        $    30,680.15      31-Dec-03      UNITED STATES FIDELITY AND GUARANTY      United States of America
 U-233054        $   389,454.38      31-Dec-03      ST. PAUL FIRE AND MARINE INSURANCE       United States of America
 U-236273        $   102,316.32      31-Dec-03      COMMONWEALTH INSURANCE COMPANY, C/O      Canada
 U-233083        $ 3,340,841.43      31-Dec-03      ST. PAUL FIRE AND MARINE INSURANCE       United States of America
 U-233265        $ 1,280,278.50      31-Dec-03      CONTINENTAL CASUALTY COMPANY, C/O        United States of America
 U-233274        $   252,758.15      31-Dec-03      RLI INSURANCE COMPANY                    United States of America
 U-233277        $ 2,151,798.67      31-Dec-03      MT. HAWLEY INSURANCE COMPANY             United States of America
 U-233280        $   302,917.40      31-Dec-03      HARBOR SPECIALTY INSURANCE COMPANY       United States of America
 U-233286        $   330,669.80      31-Dec-03      CLARENDON NATIONAL INSURANCE             United States of America
 U-233287        $   409,070.10      31-Dec-03      CLARENDON AMERICAN INSURANCE             United States of America
 U-233289        $ 1,654,785.30      31-Dec-03      CLARENDON NATIONAL INSURANCE             United States of America
 U-233292        $ 1,590,737.60      31-Dec-03      CLARENDON SELECT INSURANCE COMPANY       United States of America
 U-233293        $   651,565.00      31-Dec-03      LEXINGTON INSURANCE COMPANY,             United States of America
 U-233295        $ 4,341,475.00      31-Dec-03      LEXINGTON INSURANCE COMPANY,             United States of America
 U-233308        $     8,638.00      31-Dec-03      AMERICAN HOME ASSURANCE COMPANY          United States of America
 U-233311        $ 2,161,565.00      31-Dec-03      NATIONAL UNION FIRE INSURANCE            United States of America
 U-233297        $ 4,167,760.00      31-Dec-03      CHUBB CUSTOM INSURANCE COMPANY           United States of America
 U-233298        $   816,588.00      31-Dec-03      ESSEX INSURANCE COMPANY                  United States of America
 U-233300        $   475,000.00      31-Dec-03      DISCOVER REINSURANCE COMPANY             United States of America
 U-233301        $ 4,664,306.49      31-Dec-03      ZURICH AMERICAN INSURANCE COMPANY,       United States of America
 U-233303        $     1,500.00      31-Dec-03      LIBERTY MUTUAL INSURANCE COMPANY         United States of America
 U-233304        $   157,986.80      31-Dec-03      CHUBB & SON, A DIVISION OF FEDERAL       United States of America
 U-233312        $ 3,349,488.40      31-Dec-03      SHEFFIELD INSURANCE CORPORATION          United States of America
 U-233313        $   148,827.44      31-Dec-03      COMBINED SPECIALTY INSURANCE CO.         United States of America
 U-233305        $ 2,308,930.00      31-Dec-03      GULF INSURANCE                           United States of America
 U-233306        $   102,316.32      31-Dec-03      COMMONWEALTH INSURANCE COMPANY, C/O      Canada
 U-233425        $   521,813.00      31-Dec-03      AMERISURE MUTUAL INSURANCE COMPANY       United States of America
 U-233309        $ 1,055,739.90      31-Dec-03      FACTORY MUTUAL INSURANCE, C/O JOHN       United States of America
 U-233310        $   503,738.75      22-Dec-03      WESTCHESTER BUILDING COMPANY, LLC        United States of America
 U-233782        $ 3,690,853.50      31-Dec-03      HARTFORD FIRE INSURANCE COMPANY C/O      United States of America
 U-234022        $ 1,930,790.54      31-Dec-03      ZURICH AMERICAN INSURANCE COMPANY,       United States of America
 U-234023        $   224,986.53      31-Dec-03      EMPIRE FIRE & MARINE INSURANCE           United States of America
 U-235221        $   262,665.95      31-Dec-03      COMBINED SPECIALTY INSURANCE CO.         United States of America
 U-236041        $   597,266.00      31-Dec-03      AMERICAN HOME ASSURANCE COMPANY          United States of America
Total            $46,747,108.42

                                                                        ANNEX IX

                      EXISTING TRANCHE 2 LETTERS OF CREDIT

   L/C              Current           Expiry
  Number             Amount            Date                    Beneficiary                   Country
 U-233020        $    13,253.00      31-Dec-03      AMERICAN INTERNATIONAL UNDERWRITERS      United States of America
 U-233039        $   635,167.70      31-Dec-03      AMERICAN INTERNATIONAL SPECIALTY         United States of America
 U-233043        $    78,671.31      31-Dec-03      AMERICAN HOME ASSURANCE COMPANY C/O      United States of America
 U-233044        $    53,965.14      31-Dec-03      PUBLIC SERVICE MUTUAL INSURANCE          United States of America
 U-233052        $   462,654.00      31-Dec-03      ACE PROPERTY & CASUALTY INSURANCE        United States of America
 U-233086        $   412,333.69      31-Dec-03      PUBLIC SERVICE MUTUAL INSURANCE          United States of America
 U-233088        $   344,738.35      31-Dec-03      HARTFORD FIRE INSURANCE COMPANY          United States of America
 U-236444        $   318,934.81      31-Dec-03      GERMANIA FARM MUTUAL INSURANCE           United States of America
 U-233184        $   628,562.74      31-Dec-03      EMPLOYERS INSURANCE CO.OF WAUSAU         United States of America
 U-233245        $ 6,990,549.67      31-Dec-03      ZURICH AMERICAN INSURANCE COMPANY        United States of America
 U-233263        $   345,652.31      31-Dec-03      ZURICH AMERICAN INSURANCE COMPANY        United States of America
 U-233299        $ 1,724,922.50      31-Dec-03      XL REINSURANCE AMERICA INC.,             United States of America
 U-233302        $ 4,437,381.42      31-Dec-03      XL REINSURANCE AMERICA INC. AS           United States of America
 U-234434        $ 2,975,078.00      31-Dec-03      GREAT AMERICAN CUSTOM INSURANCE CO.      United States of America
 U-234267        $    16,870.00      31-Dec-03      CLARENDON NATIONAL INSURANCE CO.,        United States of America
 U-236442        $   145,806.78      31-Dec-03      PAWTUCKET MUTUAL INSURANCE COMPANY       United States of America
 U-234572        $   160,000.00      31-Dec-03      FLORIDA HOSPITALITY MUTUAL INS. CO.      United States of America
 U-238831        $ 2,000,000.00      30-Apr-04      STATE NATIONAL INSURANCE COMPANY         United States of America
 U-233091        $   114,116.50      31-Dec-03      CLARENDON NATIONALINSURANCE CO.          United States of America
  Total          $21,858,657.92